                                                                   EXHIBIT 10.28


                                                SYNDICATED MULTI-OPTION FACILITY
                                                                       AGREEMENT

                                             CONSOL ENERGY AUSTRALIA PTY LIMITED
                                            MAITLAND MAIN COLLIERIES PTY LIMITED

                                                                     (BORROWERS)
                                          GLENNIES CREEK COAL MANAGEMENT PTY LTD

                                                                      (OPERATOR)
                                           GLENNIES CREEK COAL SALES PTY LIMITED

                                                             (MARKETING COMPANY)

                                                              CONSOL ENERGY INC.
                                                      K-M INVESTMENT CORPORATION
                                                                      (SPONSORS)

                                                             ANZ INVESTMENT BANK
                                                                      (ARRANGER)
                                 AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
                           (AGENT, WORKING CAPITAL FACILITY PROVIDER AND INITIAL
                                                                   (PARTICIPANT)
                                                         ANZ CAPEL COURT LIMITED
                                                              (SECURITY TRUSTEE)
                                          GLENNIES CREEK JOINT VENTURE FINANCING

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333

                                       (C) Copyright Allens Arthur Robinson 2002

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

TABLE OF CONTENTS

1.    DEFINITIONS AND INTERPRETATION                                                  2
      1.1    Definitions                                                              2
      1.2    Interpretation                                                          23
      1.3    Majority Participants                                                   24
      1.4    Determination, statement and certificate                                24
      1.5    Document or agreement                                                   24
      1.6    Repayment and prepayment                                                25
      1.7    Listing requirements included as Law                                    25
      1.8    Trust                                                                   25
      1.9    Current accounting practice                                             25
      1.10   Lock-Up                                                                 25

2.    COMMITMENTS                                                                    26
      2.1    Commitments                                                             26
      2.2    Allocation among Participants                                           26
      2.3    Obligations of Participants several                                     26
      2.4    Obligations of Borrowers several                                        26

3.    CANCELLATION OF COMMITMENTS                                                    27
      3.1    At end of Availability Period                                           27
      3.2    Reduction on repayment or prepayment                                    27
      3.3    Voluntary cancellation of Undrawn Commitments                           27

4.    PURPOSE                                                                        27
      4.1    Purpose                                                                 27
      4.2    Term Facility                                                           27
      4.3    Contingency Facility                                                    28
      4.4    Mining Unit Facility                                                    28
      4.5    Working Capital Facility                                                28

5.    DRAWDOWN NOTICES                                                               28
      5.1    When notice to be given                                                 28
      5.2    Notification of Participants                                            29

6.    SELECTION NOTICE                                                               29
      6.1    When Notice to be given                                                 29
      6.2    Failure to give Selection Notice                                        29
      6.3    Notification of Participants                                            29
      6.4    Number of Segments                                                      29
      6.5    Splitting and combination                                               29

7.    SELECTION OF FUNDING PERIODS                                                   29
      7.1    Duration                                                                29

8.    REPAYMENT                                                                      30
      8.1    Repayment of Term Facility                                              30
      8.2    Repayment of Contingency Facility                                       30
      8.3    Repayment of Mining Unit Facility                                       30

                                                                        Page (i)

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
      8.4    Repayment of Working Capital Facility                                   30
      8.5    Allocation among Participants                                           31
      8.6    Allocation among Segments                                               31

9.    PREPAYMENTS                                                                    31
      9.1    Optional prepayment of Term Facility and Mining Unit Facility           31
      9.2    Mandatory prepayment of Term Facility and Mining Unit Facility          31
      9.3    Mandatory prepayments during Lock-up                                    31
      9.4    Prepayment on expiry of Funding Period                                  32
      9.5    Interest                                                                32
      9.6    Limitation on prepayments                                               32
      9.7    Application against repayment instalments                               32
      9.8    Apportionment                                                           32

10.   PROJECT FACILITIES                                                             32
      10.1   Grant of Project Facilities                                             32
      10.2   Advance of Segment                                                      32
      10.3   Interest rate                                                           33
      10.4   Payment of interest                                                     33
      10.5   Market disturbance - Suspension Notice                                  33
      10.6   Market disturbance before drawing                                       33
      10.7   Market disturbance relating to subsequent Segments                      34

11.   WORKING CAPITAL FACILITY                                                       34
      11.1   Grant of Working Capital Facility                                       34
      11.2   Advance of Segment                                                      34
      11.3   Interest                                                                35
      11.4   Preparation of Reliquefication Bills                                    35
      11.5   Requirements of Reliquefication Bills                                   35
      11.6   Dealing with Reliquefication Bills                                      35
      11.7   Indemnity                                                               35
      11.8   Stamp duty on Reliquefication Bills                                     36
      11.9   End of authority                                                        36
      11.10  Review                                                                  36

12.   PAYMENTS                                                                       36
      12.1   Manner                                                                  36
      12.2   Payment to be made on Business Day                                      37
      12.3   Distribution by Agent                                                   37
      12.4   Appropriation where insufficient moneys available                       37
      12.5   Unanticipated default                                                   37
      12.6   Rounding                                                                38
      12.7   Blocked payments                                                        38

13.   TAXATION                                                                       38
      13.1   Additional payments                                                     38
      13.2   Survival of obligations                                                 38

14.   CHANGES IN LAW                                                                 39
      14.1   Increased costs                                                         39

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

      14.2   Illegality                                                              40
      14.3   Minimisation                                                            40
      14.4   Survival of obligations                                                 40

15.   CONDITIONS PRECEDENT                                                           40
      15.1   Conditions precedent to first Drawdown Notice                           40
      15.2   Conditions precedent to first Segment of Term Facility                  43
      15.3   Conditions precedent to First Segment of Contingency Facility           43
      15.4   Conditions Precedent to First Segment of Mining Unit Facility           43
      15.5   Conditions precedent to each Segment                                    43

16.   REPRESENTATIONS AND WARRANTIES                                                 44
      16.1   Representations and warranties                                          44
      16.2   Sponsor representations and warranties                                  47
      16.3   Reliance on representations and warranties                              47

17.   UNDERTAKINGS                                                                   48
      17.1   General Undertakings                                                    48
      17.2   Undertakings Relating to Project and Joint Venture                      51
      17.3   Term of application of undertakings                                     58

18.   EVENTS OF DEFAULT                                                              58
      18.1   Events of Default relating to individual Borrowers                      58
      18.2   General Events of Default                                               61
      18.3   Technical default in payment                                            64
      18.4   Consequences - individual Event of Default                              64
      18.5   Consequences - Project Event of Default                                 65
      18.6   Notification by Agent                                                   65

19.   GUARANTEE                                                                      65
      19.1   Interpretation                                                          65
      19.2   Guarantee                                                               65
      19.3   Payment                                                                 65
      19.4   Unconditional nature of obligation                                      66
      19.5   Principal and independent obligation                                    67
      19.6   No marshalling                                                          67
      19.7   No competition                                                          67
      19.8   Suspense account                                                        67
      19.9   Rescission of payment                                                   67
      19.10  Indemnity                                                               68
      19.11  Continuing guarantee and indemnity                                      68
      19.12  Variations                                                              68
      19.13  Judgment                                                                69
      19.14  Conditions precedent                                                    69
      19.15  Termination                                                             69
      19.16  No Set-Off                                                              69

20.   BANK ACCOUNTS                                                                  69
      20.1   Proceeds Account                                                        69
      20.2   Payments into Proceeds Account                                          70

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

      20.3   Payments out of Proceeds Accounts                                       70
      20.4   Cash Retention Requirement                                              72
      20.5   Audit of Proceeds Accounts                                              72
      20.6   Proceeds of Insurance Policies                                          72
      20.7   Mining Unit Reserve Accounts                                            72
      20.8   Mine Development Reserve Accounts                                       74
      20.9   Debt Service Reserve Accounts                                           76
      20.10  Interest on Bank Accounts                                               77
      20.11  Responsibility of Agent                                                 77
      20.12  Nature of Bank Accounts                                                 77

21.   HEDGING ARRANGEMENTS                                                           78
      21.1   Limitation                                                              78
      21.2   Hedging                                                                 78
      21.3   Security                                                                78
      21.4   Documents                                                               79
      21.5   Right of Hedging Counterparty to terminate                              79
      21.6   Right of Participants to terminate                                      79
      21.7   Rights of Hedging Counterparty following termination of hedge           79
      21.8   Rights generally                                                        80
      21.9   Term of undertakings                                                    80

22.   INTEREST ON OVERDUE AMOUNTS                                                    80
      22.1   Accrual and payment                                                     80
      22.2   Rate                                                                    80

23.   FEES                                                                           81
      23.1   Commitment fees                                                         81
      23.2   Front End Fee                                                           81
      23.3   Agency Fee                                                              81
      23.4   Security Trustee Fee                                                    81

24.   INDEMNITIES                                                                    81

25.   CURRENCY INDEMNITY                                                             82
      25.1   General                                                                 82
      25.2   Liquidation                                                             83
      25.3   Reimbursement                                                           83

26.   CONTROL ACCOUNTS                                                               83

27.   EXPENSES                                                                       83

28.   STAMP DUTIES, GST AND OTHER TAXES                                              84
      28.1   Stamp Duty and other Taxes                                              84
      28.2   GST                                                                     84

29.   SET-OFF                                                                        85

30.   WAIVERS, REMEDIES CUMULATIVE                                                   85

31.   SEVERABILITY OF PROVISIONS                                                     85

32.   SURVIVAL OF REPRESENTATIONS                                                    85

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

33.   INDEMNITY AND REIMBURSEMENT OBLIGATIONS                                        86

34.   MORATORIUM LEGISLATION                                                         86

35.   ASSIGNMENTS                                                                    86
      35.1   Assignment by Borrowers                                                 86
      35.2   Assignment by Participants or the Working Capital Facility Provider     86
      35.3   Consent of Borrowers                                                    86
      35.4   Substitution certificates                                               87
      35.5   Disclosure                                                              87
      35.6   No increased costs                                                      87
      35.7   Assignment by Reference Bank                                            88

36.   RELATIONSHIP OF PARTICIPANTS TO AGENT AND SECURITY TRUSTEE                     88
      36.1   Authority                                                               88
      36.2   Instructions; extent of discretion                                      88
      36.3   No obligation to investigate authority                                  88
      36.4   Agent and Security Trustee not fiduciaries                              89
      36.5   No liability                                                            89
      36.6   Delegation                                                              89
      36.7   Reliance on documents and experts                                       89
      36.8   Notice of transfer                                                      89
      36.9   Notice of default                                                       89
      36.10  Agent and Security Trustee as Participant and banker                    90
      36.11  Indemnity to Agent and Security Trustee                                 90
      36.12  Independent investigation of credit                                     90
      36.13  No monitoring                                                           90
      36.14  Information                                                             91
      36.15  Replacement of Agent and Security Trustee                               91
      36.16  Amendment of Transaction Documents                                      92
      36.17  No obligations                                                          92

37.   PROPORTIONATE SHARING                                                          92
      37.1   Sharing                                                                 92
      37.2   Refusal to join in action                                               93

38.   AGENT, BORROWER AND OPERATOR DEALINGS                                          93

39.   CONFIDENTIALITY                                                                93
      39.1   Confidentiality                                                         93
      39.2   Permitted disclosure                                                    94
      39.3   Survival of obligation                                                  94

40.   NOTICES                                                                        94

41.   AUTHORISED OFFICERS                                                            95

42.   GOVERNING LAW AND JURISDICTION                                                 95

43.   COUNTERPARTS                                                                   96

44.   ACKNOWLEDGEMENT BY BORROWERS AND OPERATOR                                      96

45.   CONSENTS AND OPINIONS                                                          96

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

      45.1   Discretion of Indemnified Parties                                       96
      45.2   Limits on discretion                                                    96

SCHEDULE 1                                                                          103
      Participants                                                                  103
      Borrowers                                                                     103
      Sponsors                                                                      104
      Agent and Operator                                                            104

SCHEDULE 2                                                                          105
      Facility Securities                                                           105
      Project Documents                                                             105

SCHEDULE 3                                                                          106
      Specified Information                                                         106

ANNEXURE A                                                                          116
      Drawdown Notice                                                               116

ANNEXURE B                                                                          118
      Selection Notice                                                              118

ANNEXURE C                                                                          120
      Verification Certificate                                                      120

ANNEXURE D                                                                          122
      Substitution Certificate                                                      122

ANNEXURE E                                                                          125
      Repayment Schedules                                                           125

ANNEXURE F                                                                          126
      Initial Budget                                                                126

                                                                       Page (vi)

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

DATE                                            2002

PARTIES

     1.   Each Company named in schedule 1 as a borrower (each a Borrower);

     2. Glennies Creek Coal Management Pty Limited (ACN 097 768 093) registered in New South Wales of Level 20, AMP Place, 10 Eagle Street, Brisbane (the Operator);

     3. Glennies Creek Coal Sales Pty Limited (ACN 080 537 033) registered in New South Wales of Level 20, AMP Place, 10 Eagle Street, Brisbane (the Marketing Company);

     4.   Each Company named in schedule 1 as a sponsor (each a Sponsor);

     5. Each Bank or Financial Institution named in schedule 1 as a participant (each a Participant);

     6. Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) of Level 17, 530 Collins Street, Melbourne, Victoria (in this capacity, the Working Capital Facility Provider)

     7. Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) of Level 17, 530 Collins Street, Melbourne, Victoria acting through its investment banking division (in this capacity ANZ Investment Bank) as arranger (the Arranger);

     8. Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) of Level 17, 530 Collins Street, Melbourne, Victoria as agent for the Participants (the Agent); and

     9. ANZ Capel Court Limited (ABN 30 004 768 807) of Level 17, 530 Collins Street, Melbourne, Victoria as security trustee for the Participants (the Security Trustee).

RECITAL

          The Obligors have requested the Participants and the Working Capital Facility Provider to provide the Borrowers with facilities under which financial accommodation (with maximum amounts as set out in this Agreement) may be made available to the Borrowers to assist in funding the construction and development of the Project.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

IT IS AGREED as follows.

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          The following definitions apply unless the context requires otherwise.

          Acceptable Letter of Credit means an irrevocable letter of credit on terms and documentary conditions acceptable to the Participants for the account of KMIC or Consol (and in respect of which a Borrower has no liability whether relating to a counter-indemnity or otherwise) issued in favour of the Security Trustee by a bank acceptable to the Participants.

          Accommodation Date means a Drawdown Date or a Selection Date.

          Accounts means, in respect of any period and any Relevant Company, the audited or unaudited (as applicable):

          (a)     balance sheet as at the end of that period;

          (b)     profit and loss statement for that period; and

          (c)     cash flow statement for that period,

          of the Relevant Company provided, or to be provided, to the Agent under this Agreement together with any statements, reports (including any director's and auditors' reports) and notes attached to or intended to be read with any of them.

          Agency Fee means the agency fee referred to in the fee letter from the Agent to the Borrowers dated on or about the date of this Agreement.

          Approved Hedging Policy means the interest rate and foreign exchange hedging policies to be adopted by the Borrowers and approved by the Participants and the Working Capital Facility Provider before the first Drawdown Date.

          Associate in relation to an entity means:

          (a)     a Related Entity of that entity;

          (b) an entity, or the trustee, manager or responsible entity of a trust, which has a Controlling Interest in that entity;

          (c)     a Related Entity of an entity included in paragraph (b) or
                  (e);

          (d) a director of that entity or of an entity included in paragraph (a), (b) or (c) or of the manager or of the trustee of any trust included in paragraph (a), (b) or (c) or a spouse, child, parent or sibling of that director;

          (e) a corporation, or the trustee or manager of a trust, in which one or more entity or person mentioned in paragraph (a), (b),
                  (c), (d), (e), (f) or (g) alone or together has a Controlling Interest;

          (f) the trustee of a discretionary trust of which an entity or person included in paragraph (a), (b), (c), (d), (e) or (g) is a beneficiary (whether or not through one or more other discretionary trusts); or

                                                                         Page  2

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (g) an entity of which a director of that entity or a Related Entity of that entity is also a director.

          For the purposes of this definition:

          (i) where a person is a beneficiary of a discretionary trust, that person will be taken to own, and control, all the assets of that trust;

          (ii)    director has the meaning given in the Corporations Act; and

          (iii) a person has a Controlling Interest in a corporation or trust if:

                  (A) the corporation or its directors, or the trustee or manager of the trust or its directors, are accustomed, or under an obligation, whether formal or informal, to act in accordance with the directions, instructions or wishes of that person or of that person in concert with others; or

                  (B) the person has a relevant interest (as defined in the Corporations Act) in total in more than 20% of the issued or voting shares, units or other interests in the corporation or trust (in number, voting power or value), or would have that relevant interest if any rights were exercised to subscribe for, or acquire or convert into, shares, units or other interests which are issued or unissued. The definition of relevant interest applies as if units or other interests were shares.

          Australian Withholding Tax means Tax levied or imposed by a Government Agency of or within the Commonwealth of Australia which is required to be withheld or deducted from any payment of, or in the nature of, interest to a Participant where its Lending Office is outside Australia.

          Authorisation includes:

          (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency; or

          (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

          Authorised Officer means:

          (a) in respect of a Borrower or the Operator, any director or secretary, or any person from time to time nominated as an Authorised Officer by the Borrower or the Operator by a notice to the Agent accompanied by certified copies of signatures of all new persons so appointed;

          (b) in respect of the Agent, the Arranger, or a Participant, any person whose title or acting title includes the word Manager, Director or President or cognate expressions, or any secretary or director; and

          (c) in respect of the Security Trustee, any attorney or agent from time to time of the Security Trustee whose terms of appointment extend (either specifically or generally) to representing the Security Trustee in connection with this Agreement.

          Availability Period means:

                                                                         Page  3

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (a) for the Term Facility, the period commencing on the date of this Agreement and ending on the Conversion Date;

          (b) for the Contingency Facility, the period commencing on the first date on which the Undrawn Commitment for the Term Facility of each Participant is zero (other than by reason of the cancellation in part or in whole of that Undrawn Commitment) and ending on the Conversion Date;

          (c) for the Mining Unit Facility, the period commencing on the Conversion Date and ending on 30 September 2005,

          or, if earlier, the date on which all the Commitments for the relevant Facility are fully utilised or all the Undrawn Commitments for the relevant Facility are cancelled, and

          (d) for the Working Capital Facility, the period commencing on the date of this Agreement and ending on the Repayment Date for the Working Capital Facility or, if earlier, the date on which all the Undrawn Commitments for the Working Capital Facility are cancelled.

          Bank Account means:

          (a)     a Proceeds Account;

          (b)     a Mining Unit Reserve Account;

          (c)     a Mining Development Reserve Account; or

          (d)     a Debt Service Reserve Account.

          Base Case Model means the financial forecast for the Project produced using the computer model referred to in clause 15.1(r).

          BBR     means:

          (a) the rate (rounded upwards to 4 decimal places) determined by the Agent as the average bid rate for the relevant Funding Period quoted on Reuters page BBSY as near as practical to 10:15am (Melbourne time) on the first day of the Funding Period; or

          (b)     if:

                  (i) for any reason that rate is not displayed for a term equivalent to that Funding Period; or

                  (ii) the basis on which that rate is displayed is changed and in the opinion of the Agent it ceases to reflect the Working Capital Facility Provider's cost of funding to the same extent as at the date of this Agreement, then BBR will be the rate determined by the Agent in good faith to be the average of the buying rates quoted to the Agent by the Reference Banks at or about that time on that date. The buying rates must be for bills of exchange accepted by an Australian bank selected by the Agent and which have a term equivalent to the relevant Funding Period. If there are no buying rates the rate will be the rate determined by the Agent to be its cost of funds.

          Borrower's Available Commitments means, in relation to a Borrower and a Facility at any time, that Borrower's Portion of the Total Commitments for that Facility at that time less (1) the Borrower's

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Principal Outstanding for that Facility at that time, and (2) the aggregate amount of those Total Commitments and that Principal Outstanding which has been permanently cancelled or repaid in respect of or by that Borrower at that time.

          Borrower's Portion or Portion means, in relation to a Borrower, the part (expressed as a percentage) provided or to be provided for the account of that Borrower under this Agreement, of each Segment and of the accommodation to be provided under this Agreement, and its entitlement to such accommodation, being until reduced or increased by prepayment, repayment or cancellation under this Agreement:

          (a)     in respect of MMC:                          50%; and

          (b)     in respect of CEA:                          50%.

          Borrower's Principal Outstanding means:

          (a) in relation to a Borrower and a Facility at any time, that Borrower's Portion of the aggregate amount of the Segments advanced under that Facility at that time less the aggregate amount of those Segments which has been repaid or prepaid by that Borrower at that time; and

          (b) in relation to a Borrower and a Segment of the Working Capital Facility at any time, that Borrower's Portion of that Segment less the aggregate amount of that Segment which has been repaid or prepaid by that Borrower at that time.

          Budget means the Initial Budget and any subsequent "Budget" (as defined in the Joint Venture Agreement) approved by the Operating Committee of the Joint Venture pursuant to the Project Documents and approved by the Agent (acting on the instructions of the Majority Participants).

          Business Day means a weekday on which:

          (a) the relevant financial markets are open in London, Melbourne and Sydney;

          (b)     (except for the purpose of determining LIBOR or an Exchange
                  Rate) banks are open in Melbourne and Sydney; and

          (c) in the case of determining the length of a Funding Period or where a payment is to be made, banks are open for business in the principal financial centre of the currency of the relevant Segment or payment.

          Camberwell Coal Handling and Preparation Plant means the coal washing plant and associated plant and infrastructure used for the washing and loading onto rail of coal, more particularly identified in the CHPP Tolling Agreement.

          Cash Retention Requirement means an amount equal to the operating costs (including mandatory capital expenditure) forecast to be incurred by a Borrower (or the Operator on its behalf):

          (a) at any time prior to the Conversion Date, in the succeeding 6 months as set out in the most recent Budget; and

          (b) at any time on or after the Conversion Date, in the succeeding 3 months as set out in the most recent Budget.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Casualty Occurrence means:

          (a) in the reasonable opinion of the Majority Participants, the loss or loss of use of any Project Asset or a substantial part of any Project Asset due to destruction or damage beyond repair; or

          (b) the suspension of normal operations or rendering unfit for normal use (other than as a result of scheduled maintenance) of any Project Asset or a substantial part of any Project Asset for any other reason whatsoever for a period of greater than 5 consecutive days.

          CEA means Consol Energy Australia Pty Limited.

          CFADS means, in respect of any Test Period, the notional after tax cash flow for the Project for that Test Period (on a consolidated basis assuming the then current Australian corporate tax rate is applicable for all Borrowers) after all operating costs and capital expenditure, but before Debt Service for that Test Period.

          Charge means, in respect of each Borrower, the Deed of Charge between that Borrower and the Agent dated on or about the date of this Agreement under which, among other things, that Borrower charges all its assets and undertaking to secure the Secured Money.

          CHPP Tolling Agreement means the agreement so entitled dated 30 November 2001 between (1) Toyota Tsusho Mining (Australia) Pty Limited, (2) Dia Coal Mining (Australia) Pty Limited, (3) Navidale Pty Limited, (4) Camberwell Coal Pty Limited, (5) RHA Pastoral Company Pty Limited, (6) Namoi Hunter Pty Limited, (7) MMC, (8) the Operator and
          (9) CEA.

          Collateral Security means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Money.

          Commitment in relation to a Participant and in relation to a Facility means the amount against its name in column 3 of schedule 1 as reduced or cancelled under this Agreement.

          Consol means Consol Energy Inc.

          Contingency Facility means the facility provided under clause 10.1(a)(ii).

          Contractor means the Stage 1 Contractor or the Stage 2 Contractor.

          Conversion Date means 31 March 2004.

          Cross Charge means a cross charge granted or to be granted by a Borrower in favour of the other Borrower and the Operator under the Joint Venture Agreement.

          Current Budget means, at any time, the Budget most recently approved by the Agent at that time.

          Debt Service means, in respect of any Test Period, the aggregate of all interest, fees and expenses (including fees and expenses payable under interest and foreign currency hedging arrangements), and scheduled repayments of Principal Outstanding paid or payable in respect of that Test Period.

          Debt Service Reserve Account means a Debt Service Reserve Account established under Clause 20.9.

          Distribution means:

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (a) any dividend, return of capital or other payment in respect of any shares of a Borrower;

          (b) any interest, principal, commission, costs, expenses or other payment in respect of any loan to a Borrower by its Related Entity; or

          (c) any other payment to a Sponsor, a Related Entity of a Sponsor or a Related Entity of a Borrower, other than any such payment which is for Project Costs.

          Drawdown Date means the date on which any accommodation under this Agreement is or is to be drawn using any Undrawn Commitments.

          Drawdown Notice means a notice under clause 5.

          DSCR means, in respect of any Test Date, CFADS for the relevant Test Period divided by the Debt Service for the relevant Test Period, as calculated by the Borrowers and confirmed and finally determined by the Agent (acting on the instructions of the Majority Participants).

          Environmental Law means a provision of a law or a law, which relates to an aspect of planning, the environment or health.

          Environmental Licences means the following licences issued to the
          Operator:

          (a)     Environmental Protection Licence No. 7622; and

          (b) Water Licences Nos. 20SLO60229, 20SLO60339, 20SLO18779 and 20SLO51622.

          Environmental Licence Mortgage means the mortgage of the Environmental Licences to be granted by the Operator in favour of Security Trustee.

          Event of Default means any of the events specified in clause 18.1 or clause 18.2.

          Exchange Rate with respect to Australian dollars on a date means the Agent's spot rate of exchange as at 10am (Melbourne time) on that date for the purchase of US dollars against that currency for value on the second Business Day after that date.

          Excluded Tax means a Tax imposed by a jurisdiction on the net income of an Indemnified Party because the Indemnified Party has a connection with that jurisdiction but not a Tax:

          (a) calculated by reference to the gross amount of a payment under a Transaction Document (without the allowance of a deduction); or

          (b) imposed because the Indemnified Party is taken to be connected with that jurisdiction solely because it is party to a Transaction Document or a transaction contemplated by a Transaction Document.

          Exploration Licence means exploration licence no 5824 granted to CEA under the Mining Act.

          Facility means the Term Facility, the Contingency Facility, the Mining Unit Facility or the Working Capital Facility.

          Facility Securities means the documents set out in Schedule 2.

          FDSCR means, in respect of any Test Date, CFADS for the relevant Test Period divided by Debt Service for the relevant Test Period, as calculated by the Borrowers and confirmed and finally determined by the Agent (acting on the instructions of the Majority Participants).

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Finance Debt means, in relation to a person, the indebtedness, present or future, actual or contingent, of that person in respect of moneys borrowed or raised or any financial accommodation whatever (whether subordinated or not), including:

          (a)     any amount payable by such person under a Finance Lease;

          (b)     indebtedness created, issued or assumed by such person

                  (i)     for or in respect of moneys borrowed or raised;

                  (ii) evidenced by bonds, debentures, notes (including convertible notes) or similar instruments; or

                  (iii)   in connection with the taking of deposits;

          (c)     any Treasury Transaction;

          (d) indebtedness created, incurred, issued or assumed by such person for the deferred purchase price of property or services (other than any such indebtedness which consists of trade accounts payable arising in the ordinary course of business and on terms requiring payment in full within no more than 90 days so long as such indebtedness is discharged in accordance with such terms);

          (e)     obligations of such person under or in respect of:

                  (i) letters of credit, performance bonds, undertakings or guarantees, avals, bid bonds, banker's undertakings, insurance bonds or similar instruments issued to or to the account of such person;

                  (ii) discounting arrangements or trade facilities (to the extent that accommodation has been provided or extended under such arrangements or facilities); or

                  (iii) drafts, bills, promissory notes, debentures or other financial instruments (negotiable or otherwise) (other than reliquification bills drawn by the person where the person has an indemnity in respect thereof from a financier endorsing or accepting the same);

          (f) par value, premium and dividend (whether or not declared, and whether or not there are sufficient profits or other moneys for payment) of or on any redeemable or repurchaseable share or stock; and

          (g) any obligations to deliver property or services which are paid for in advance by a financier or which are delivered in advance in connection with any financing transaction.

          A person shall be taken to have incurred Finance Debt, if that person has given a Guarantee of any Finance Debt. The amount of the liability of the person under any Guarantee shall equal the amount of the Finance Debt supported or secured by that Guarantee. Rollovers under a facility (including changes in the kind of Finance Debt where the facility so permits or provides) will be taken not to be the incurring by a person of Finance Debt except to the extent that it results in an increase in the principal amount outstanding of such Finance Debt.

          Finance Lease means a lease which effectively transfers from the lessor to the lessee substantially all the risks and benefits incident to ownership of the leased property, without transferring the legal ownership (as determined in accordance with Approved Accounting Standard ASRB 1008 (as amended or updated from time to time)).

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Force Majeure means:

          (a) earthquake, cyclone, storm, act of god, sabotage, act of a public enemy, terrorism, war (declared or undeclared), revolution or radioactive contamination;

          (b)     a strike or other industrial dispute which:

                  (i)     affects generally coal mines in the Hunter Valley; and

                  (ii) was not caused by events, circumstances or conditions occurring or obtaining at or in relation to the Mine (other than events, circumstances or conditions occurring or obtaining at or in relation to coal mines in the Hunter Valley generally); or

          (c) failure of suppliers to supply transport services, port services, coal handling services, water, electricity or fuel resulting from:

                  (i) a force majeure event of a kind referred to in paragraphs (a) or (b) above; or

                  (ii) fire or flood occurring outside any area controlled or occupied by a Borrower, a Shareholder, the Marketing Company or the Operator,

                  in each case where the Operator is unable to procure
                          alternative suppliers despite using its best endeavours to do so,

          having an effect on the Project which the Operator could not have prevented by taking those steps which a prudent, experienced and competent operator would have taken.

          Front End Fee means the front end fee referred to in the fee letter from the Arranger to the Borrowers dated on or about the date of this Agreement.

          Funding Period means in relation to a Segment of:

          (a) a Project Facility, a period for the fixing of interest rates for the Segment which commences on the Drawdown Date of the Segment or the last day of the preceding Funding Period of the Segment (as appropriate) and has a duration selected under clause 7; and

          (b) the Working Capital Facility, the period which commences on the Drawdown Date of the Segment and has a duration selected under clause 7.

          Government Agency means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

          GST means any goods and services or similar tax as imposed by the GST Law, together with any related interest, penalties, fines or other charge.

          GST Law has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999 as amended from time to time or, if that Act does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services or similar tax in Australia and any regulation made under that Act.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Guarantee means any guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship. It includes any other obligation or irrevocable offer (whatever called and of whatever nature):

          (a)     to pay or to purchase;

          (b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

          (c) to indemnify against the consequences of default in the payment of; or

          (d)     to be responsible otherwise for,

          an obligation or debt of another person, a dividend, distribution, capital or premium on shares or other interests, or the solvency or financial condition of another person.

          Guaranteed Money means, in relation to a Sponsor, any Secured Money which is or may become payable by its Relevant Borrower.

          Hedging Arrangements means interest rate and foreign exchange hedging arrangements entered into by a Borrower with a Hedging Counterparty from time to time in accordance with clause 21.

          Hedging Counterparty means:

          (a) in relation to the Hedging Arrangements, to be entered into by the Borrowers on or about the date of this Agreement, Australia and New Zealand Banking Group Limited in the capacity of hedging counterparty under those arrangements; and

          (b) in relation to Hedging Arrangements to be entered into at any other time after the date of this Agreement, any bank or financial institution approved by the Agent and the Majority Participants as hedging counterparty under those arrangements.

          Hedging Termination Payment means any amount falling due from a Borrower under a Hedging Arrangement as a direct result of the termination of that Hedging Arrangement.

          Indemnified Party means the Agent, the Security Trustee, the Arranger, a Participant, the Working Capital Facility Provider or a Hedging Counterparty

          Initial Budget means the Budget set out in annexure F (which is the current Budget at the date of this Agreement approved by the Joint Venturers under the Joint Venture Agreement).

          Input Tax Credit has the meaning given to that term by the GST Law.

          Insurance Policy means each insurance policy from time to time maintained in compliance with clause 17.

          Intellectual Property means any intellectual or industrial property including:

          (a) a patent, trade mark or service mark, copyright, registered design, trade secret or confidential information; or

          (b) a licence or other right to use or to grant the use of any of the above or to be the registered proprietor or user of any of the above.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Interest Expense means, in respect of any period, all interest and amounts in the nature of interest or of similar effect to interest payable by the Borrowers shown by the Accounts for that period including:

          (a)     interest paid under the Facilities;

          (b) any dividend or distribution paid on any share or stock included as Finance Debt;

          (c) the component of payments under any Finance Lease or Operating Lease charged as expenses;

          (d) the face amount of bills of exchange or other financial instruments, other than Reliquefication Bills, drawn, issued, endorsed or accepted by a Borrower less their net proceeds after discount or issue and payment of any acceptance, endorsement, underwriting or similar fee; and

          (e) all line, facility, letter of credit, guarantee and similar fees and all fees and other amounts of a regular or recurring nature payable in relation to Finance Debt but not:

                  (i)     unused line or commitment fees; or

                  (ii) establishment, arrangement and other fees payable once only on the initial provision of financial accommodation.

          Joint Accounts means the financial statements of the Joint Venture prepared pursuant to the Joint Venture Agreement.

          Joint Venture means the joint venture constituted between the Borrowers under the Joint Venture Agreement.

          Joint Venture Agreement means the Joint Venture Agreement between the Borrowers dated 7 December 2001.

          Joint Venture Assets has the same meaning as in the Joint Venture Agreement.

          Joint Venturer means a participant from time to time in the Joint Venture.

          Key Equipment means a material building, the continuous mining equipment, the roof bolting equipment, the longwall mining equipment or any other equipment located at the Mine or used for the Project which is necessary for the normal operation of the Project and which is not readily obtainable by purchase or lease in New South Wales.

          KMIC means K-M Investment Corporation.

          Law includes regulations, rules, court orders and official directives and requests of Government Agencies (whether or not having the force of law).

          Lease means:

          (a) any lease, charter, hire purchase or hiring arrangement of any property (including a right to use Intellectual Property or a franchise);

          (b) an agreement under which property is or may be used or operated by a person other than the owner; or

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (c) an agreement or arrangement under which property is or may be managed or operated by a person other than the owner, and the operator or manager or its Related Entity or Associate (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed or floating rate payments of a periodic nature,

          (other than an agreement under which the manager of a joint venture uses assets owned by the joint venturers on behalf of the joint venture). It includes a Finance Lease.

          Lending Office of a Participant or the Working Capital Facility Provider means the office of that Participant or the Working Capital Facility Provider against its name in column 2 of schedule 1 or another office designated by it as a Lending Office for the purpose of this Agreement by notice to the Agent and the Borrower.

          LIBOR, in relation to a Funding Period, means:

          (a) the rate determined by the Agent in good faith as the rate per annum (rounded upwards to 4 decimal places) of offered rates appearing in the column headed "USD" on page LIBOR01 of the Reuters screen for deposit of US Dollars in the London Interbank Market at or about 11:00am London time for a term approximately equivalent to such Funding Period for the value date which is two Business Days preceding the first day of that Funding Period; or

          (b) if the rate referred to in (a) is not available, the rate determined by the Agent in good faith as the rate per annum (rounded upwards to 4 decimal places) of offered rates for deposits in US dollars in the London Interbank Market which appears on the Reuters Screen ISDA Page at or about 11:00am London time for a term approximately equivalent to such Funding Period for the value date which is two Business Days preceding the first day of that Funding Period; or

          (c) if the rates referred to in (a) and (b) are not available, the rate determined by the Agent in good faith as the rate per annum (rounded upwards to 4 decimal places) of the arithmetic mean of the offered rates for deposits in US dollars in the London Interbank Market which appears on the Reuters screen LIBO Page at or about 11:00am London time for a term approximately equivalent to such Funding Period for the value date which is two Business Days preceding the first day of that Funding Period (provided that at least two such rates appear on the Reuters screen LIBO Page at that time); or

          (d) if the rates referred to in (a), (b) and (c) are not available, there are no rates displayed for a period approximately equivalent to the Funding Period selected, or a Participant holding Commitments in respect of a Project Facility informs the Agent that those rates cease to reflect its cost of funding, then LIBOR shall be the rate determined by the Agent in good faith to be the average of the rates quoted to it by at least two of the Reference Banks at or about 11:00am at the Agent's place of business two Business Days before the commencement of that Funding Period for the making of deposits in US Dollars with the Reference Banks for a term comparable to that Funding Period. The average will be rounded upwards, if necessary, to four decimal places. The rate for that Funding Period will be the arithmetic mean of the quotations; or

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (e) If none of the rates referred to in (a), (b), (c) or (d) are available, LIBOR shall be the weighted average of the Participants' cost of funds.

          Liquidation includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors or bankruptcy.

          LLCR means, in respect of any Test Date, the net present value of the expected notional after tax cash flow for the Joint Venture for the Test Period (on a consolidated basis assuming the then current Australian corporate tax rate is applicable to all Borrowers) after all budgeted operating costs and capital expenditure (but before Debt Service) divided by the Principal Outstanding under the Term Facility at that Test Date, as calculated by the Borrowers and confirmed and finally determined by the Agent (acting on the instructions of the Majority Participants). In determining net present value for purposes of this definition, the discount rate to be used will be the interest rate applicable to the Term Facility at that Test Date determined in accordance with clause 10.3.

          Majority Participants has the meaning given to it in clause 1.3.

          Margin means, in relation to:

          (a)     the Term Facility:

                  (i)     until the Conversion Date, 1.75% p.a.;

                  (ii)    from 1 April 2004 until 30 September 2005, 1.50% p.a.;
                          and

                  (iii)   from 1 October 2005, 1.75% p.a.;

          (b)     the Contingency Facility, 1.75% p.a.;

          (c)     the Mining Unit Facility, 1.75% p.a.; and

          (d)     the Working Capital Facility, 1.50% p.a.

          Marketable Security has the meaning given in the Corporations Act, but also includes:

          (a) anything referred to in the exceptions to the definition of debenture in the Corporations Act;

          (b)     a unit or other interest in a trust or partnership;

          (c)     a negotiable instrument; and

          (d) a right or an option in respect of a Marketable Security, whether issued or unissued, including any of the above.

          Material Adverse Effect means:

          (a) when used in relation to a Borrower or, prior to its release pursuant to clause 19.15, a Sponsor, a material adverse effect on the ability of the Borrower or Sponsor, as the case may be, to perform its obligations under a Transaction Document or on the value, priority or enforceability of any of the Facility Securities granted as security for the payment by the Borrower of the Secured Money payable by it or by the Sponsor of its Guaranteed Money, as the case may be, or on the financial condition or business of the Borrower or Sponsor, as the case may be;

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (b) when used in relation to a Relevant Company that is not a Borrower, a material adverse effect on the ability of the Relevant Company to perform its obligations under a Transaction Document, on the value, priority or enforceability of any of the Facility Securities granted by it, or on the financial condition or business of the Relevant Company; and

          (c) when used in relation to the Project, a material adverse effect on the economic or technical viability of the Project or the Mine or a material part thereof.

          MDR Balance means in respect of a Borrower at any time the aggregate of:

          (a) the balance standing to the credit of that Borrower's Mine Development Reserve Account at that time; and

          (b) the aggregate at that time of the amounts of any MDR Letters of Credit available to be called by the Security Trustee for that Borrower.

          MDR Letter of Credit means an Acceptable Letter of Credit which is callable by the Security Trustee in the manner described in clause 20.8(d) and (f) and following an Event of Default.

          Mine means the coal mine which utilises the Mining Leases and is known as the Glennies Creek Coal Mine.

          Mine Development Reserve Account means a Mining Development Reserve Account established under clause 20.8.

          Mining Act means the Mining Act, 1992 (NSW).

          Mining Leases means coal lease number 382 and mining lease number 1437 granted to the Borrowers under the Mining Act.

          Mining Tenement Mortgage means, in respect of each Borrower, the mortgage of the Mining Leases held by that Borrower and, in the case only of CEA, the Exploration Licence in each case to be granted by that Borrower in favour of the Security Trustee.

          Mining Unit Facility means the facility provided under clause 10.1(a)(iii).

          Mining Unit Reserve Account means a Mining Unit Reserve Account established under clause 20.7.

          MMC means Maitland Main Collieries Pty Limited.

          Mortgaged Property means the property mortgaged or charged by the Charge or any Collateral Security.

          MUR Balance means in respect of a Borrower at any time the aggregate of:

          (a) the balance standing to the credit of that Borrower's Mining Unit Reserve Account at that time; and

          (b) the aggregate at that time of the amounts of any MUR Letters of Credit available to be called by the Security Trustee for that Borrower.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          MUR Letter of Credit means an Acceptable Letter of Credit which is callable by the Security Trustee in the manner described in clause 20.7(d) and (f) and following an Event of Default.

          Notices of Charge means the notices of charge signed by the Operator (whether in its own right or on behalf of the Borrowers) and each Contractor.

          Notional Project Taxes means all income and other Taxes which would notionally be payable by the Joint Venture:

          (a) if it were a taxpayer with no deductions other than those directly referrable to the Project, and

          (b)     if it did not form part of a corporate group.

          Obligor means a Borrower and, at any time prior to the Sponsor Release Date, a Sponsor.

          Operating Committee means the committee established under the Joint Venture Agreement to exercise overall supervision and control of the Joint Venture.

          Operating Lease means a Lease other than a Finance Lease.

          Participant includes, for purposes only of:

          (a)     calculating "Majority Participants" under clause 1.3; and

          (b)     clauses 36, 37, 39 and 40,

          the Working Capital Facility Provider.

          Participating Interest, with respect to a Borrower, has the meaning given to the term Percentage Share in the Joint Venture Agreement. As at the date of this Agreement, each Borrower's Participating Interest is as follows:

          (a)     CEA, as to 50%;

          (b)     MMC, as to 50%.

          PCDC means the Permitted Chargee's Deed of Covenant between the Borrowers, the Operator and the Agent dated on or about the date of this Agreement.

          Permitted Debt means:

          (a) Finance Debt incurred by a Borrower under the Transaction Documents; or

          (b) money advanced to a Borrower by its Relevant Sponsor or Ultimate Holding Company that is subordinated to Finance Debt referred to in paragraph (a) to the satisfaction of the Agent.

          Potential Close Out Amount means, in respect of any date and any Participant who is a Hedging Counterparty, the amount which will be owed to that Participant under its Hedging Arrangements if those Hedging Arrangements are closed out on that date.

          Potential Event of Default means anything which with notice, time or both would become an Event of Default.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Principal Outstanding means, in relation to a Facility, the total principal amount of all outstanding Segments for that Facility.

          Proceeds Account means a Proceeds Account established under clause
          20.1.

          Program means a Program approved by the Operating Committee of the Joint Venture pursuant to the Project Documents and approved by the Agent.

          Project means the development (including by the completion of the Stage 1 Works and the Stage 2 Works), operation and exploitation of the Mine by the Joint Venture pursuant to the Joint Venture Agreement.

          Project Asset means any asset used by a Relevant Company in connection with the Project, whether located at the Mine or elsewhere, and includes the Joint Venture Assets as defined in the Joint Venture Agreement.

          Project Costs means all costs, expenses and liabilities which are included in the Initial Budget (or any subsequent Budget) and are accrued, paid or payable by a Borrower in respect of operating and maintenance costs for the purposes of the Project, including insurance premia, royalties, legally imposed cash reserves and other similar obligations (but excluding Works Costs).

          Project Documents means all documents and agreements evidencing or relating to the Project, its operations, or the arrangements between the Borrowers, including:

          (a)     the documents and agreements specified as Project Documents in schedule 2;

          (b) any document material to the Project which the Agent by written notice to the Operator designates as a Project Document; and

          (c) any other document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above,

          but excluding the Transaction Documents or the Works Document.

          Project Document Counterparties means the persons other than the Relevant Companies who are party to the Project Documents.

          Project Facility means the Term Facility, the Contingency Facility or the Mining Unit Facility .

          Project Taxes means all Taxes which are payable by the Operator in respect of the operation, exploitation or development of the Project.

          Real Property means the land comprised in each of the following titles:

          (a)     Lot 1 in Deposited Plan 799154;

          (b)     Lot 1, 2, 3 and 4 in Deposited Plan 606344;

          (c)     Lot 1 in Deposited Plan 783398;

          (d)     Lot 93 in Deposited Plan 752442;

          (e)     Lot 100 in Deposited Plan 633743;

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (f)     Lot 1 in Deposited Plan 704496;

          (g)     Lot 792 in Deposited Plan 586255;

          (h)     Lot 791 in Deposited Plan 580967;

          (i)     Lot 1 in Deposited Plan 772332; and

          (j)     Lot 710 in Deposited Plan 624852.

          Real Property Mortgage means, in respect of each Borrower, the mortgage of the Real Property to be granted by that Borrower in favour of the Security Trustee.

          Reference Banks means:

          (a) for the purposes of determining BBR and for the purposes of clause 35.7: any 3 of Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia, National Australia Bank Limited and Westpac Banking Corporation; and

          (b) for the purposes of determining LIBOR: any 3 banks (2 of which are not Participants or the Agent) chosen by the Agent that, at the time LIBOR is to be determined under this Agreement, quote rates for the column headed "USD" on page LIBOR01 of the Reuters screen for deposits of US Dollars in the London Interbank Market.

          Related Entity means an entity which is related within the meaning of s50 of the Corporations Act, but as if Subsidiary has the meaning given in this Agreement and body corporate includes any entity (including a trust).

          Relevant Borrower means, for Consol, CEA, and for KMIC, MMC.

          Relevant Company means:

          (a)     a Borrower;

          (b)     a Shareholder;

          (c)     the Marketing Company;

          (d)     the Operator; or

          (e)     another person who gives or creates a Collateral Security,

          but excluding the Sponsors.

          Relevant Document means a Transaction Document, a Project Document or a Works Document.

          Relevant Sponsor means for CEA, Consol, and for MMC, KMIC.

          Reliquefication Bill means a Bill drawn under clause 11.

          Repayment Date means:

          (a) in respect of the Term Facility and the Mining Unit Facility, each Test Date in the period from 31 March 2006 until 31 March 2009 (inclusive);

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (b) in respect of the Contingency Facility, any day on which any amounts are available to be paid under clause 20.3(h), and in any case 31 March 2009; and

          (c) in respect of the Working Capital Facility, the 30th day of June following the date on which the conditions precedent in Clause 15.1 are satisfied (or such other date as may be agreed, from time to time by the Working Capital Facility Provider under Clause 11.10).

          Required DSRA Amount means, in respect of a Borrower:

          (a) subject to paragraph (b), on any Test Date from (and including) the Conversion Date until the Secured Money has been fully and finally paid and repaid, an amount equal to half of that Borrower's Portion of Debt Service in respect of the Term Facility and the Mining Unit Facility projected and estimated in the then Current Budget to be payable or repayable by that Borrower for the succeeding period of 12 months from that date; provided that

          (b) if on any Test Date after the end of the Availability Period for the Mining Unit Facility:

                  (i) the aggregate Principal Outstanding for the Term Facility and the Mining Unit Facility has been reduced to 50% or less of the aggregate Principal Outstanding for those Facilities as at the end of their respective Availability Periods; and

                  (iii) that Borrower's MDR Balance is not less than its Required MDR Amount; and

                  (iv) no Event of Default or Potential Event of Default is subsisting,

                  then that Borrower's Required DSRA Amount on that date will be an amount equal to half of that Borrower's Portion of Debt Service in respect of the Term Facility and the Mining Unit Facility projected and estimated in the then Current Budget to be payable or repayable by that Borrower for the succeeding period of 6 months from that date.

          Required MDR Amount means, in respect of a Borrower on any Test Date from (and including) the date which is 364 days prior to the Conversion Date until the Secured Money has been fully and finally paid and repaid, an amount equal to half of the capital costs (other than capital costs in respect of the Stage 2 Works) projected and estimated in the then Current Budget to be payable for the succeeding period of 24 months from that Test Date.

          Required MUR Amount means, in respect of a Borrower on any Test Date from (and including) the Conversion Date until (and including) Stage 2 Works Completion, US$2,825,000; less:

          (a) the aggregate amount of that Borrower's Available Commitments for the Mining Unit Facility; and

          (b) that Borrower's Portion of the aggregate amount which has been applied towards the purchase and installation of the Stage 2 Works under the Stage 2 Works Contract at that Test Date.

          RLCR means, in respect of any Test Date, the total quantity of saleable coal (expressed in tonnes) which the Base Case Model estimates as recoverable from the Mine during its life divided by the total quantity of saleable coal (expressed in tonnes) which the Base Case Model projects to be mined

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          from the Mine prior to the final Repayment Date, as calculated by the Borrowers and confirmed and finally determined by the Agent (acting on the instructions of the Majority Participants).

          Rollover Segment means a Segment or part of a Segment of the Working Capital Facility which is requested to repay an outstanding Segment of the Working Capital Facility on the last day of its Funding Period.

          Sales Agreements means contracts for the sale of coal produced by the Joint Venture to customers.

          Same Day Funds means:

          (a)     for Australian dollars, immediately available funds;

          (b) for US dollars, US dollar funds settled through the New York Clearing House Interbank Payments System (or another manner of payment in US dollars specified by the Agent to the Borrowers and the Participants as being customary at the time for the settlement of international transactions of the type contemplated by this Agreement).

          Secured Money means all money which a Borrower (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of an Indemnified Party (whether alone or not) for any reason whatever under or in connection with a Transaction Document.

          It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Transaction Document, or as a result of a breach of or default under or in connection with a Transaction Document.

          Where a Borrower would have been liable but for its Liquidation, it will be taken still to be liable.

          Security Interest includes any mortgage, pledge, lien or charge, any security or preferential interest or arrangement of any kind or anything which gives a creditor priority to other creditors with respect to any asset. It includes any title retention, sale and leaseback, Finance Lease, sale and repurchase or deferred purchase arrangement and the discounting and factoring of receivables on recourse terms, deposit by way of security or any other preferential arrangement with a creditor.

          Security Trustee Fee means the security trustee fee referred to in the fee letter from the Security Trustee to the Borrowers dated on or about the date of this Agreement.

          Segment means each portion of the accommodation made available under a Facility which is denominated in the same currency and has the same Funding Period and Selection Date.

          Selection Date means the last day of a Funding Period.

          Selection Notice means a notice under clause 6.

          Share of a Participant, in respect of a Segment, means the proportion of that Participant's participation in that Segment to the amount of the Segment. That proportion will be determined under clause 2.2.

          Shareholder means Namoi Hunter Pty Limited, in respect of the shares in MMC and CNX Australia Pty Limited, in respect of the shares in CEA.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Share Mortgage means the share mortgages dated on or about the date of this Agreement between the Security Trustee and:

          (a)     Namoi Hunter Pty Ltd in respect of the shares in MMC; and

          (b)     CNX Australia Pty Limited in respect of the shares in CEA.

          Specified Information means the information and other documents set out in schedule 3.

          Sponsor Guarantee means the guarantee by the Sponsors of the Secured Money in clause 19.

          Sponsors means Consol and KMIC and Sponsor means either of them.

          Sponsor Release Date means the date on which the last to be satisfied of the following conditions is satisfied:

          (a)     Stage 1 Works Completion has occurred;

          (b) all agreements are in place (and all necessary Authorisations have been obtained) for the Stage 2 upgrade of the Camberwell Coal Handling and Preparation Plant, including agreements between the Borrowers and Camberwell Coal Pty Limited;

         (c) Sales Agreements are in place, in terms satisfactory to the Participants, for the sale of the planned production from the Mine (as determined by reference to the Base Case Model) for the ensuing twelve months in accordance with marketing arrangements which satisfy the requirements of clause 17.2(t); and

          (d)     the Conversion Date has occurred.

          Stage 1 Contractor means DBT Australia Pty Limited (ACN 001 253 470).

          Stage 1 Works means the design, construction, acquisition and installation of infrastructure upgrades for, and of longwall mining equipment for the development of, the Mine to enable the extraction of coal using the longwall mining equipment including:

          (a)     the development of gate roads;

          (b)     the development of main road ways;

          (c) the sourcing of mobile equipment which would include one continuous miner with appropriate roof bolting capability (either on board or as a separate rig) and two load haul dump machines;

          (d) the extension of conveyor system underground to the surface stockpile;

          (e) the installation of additional infrastructure for power and water supply;

          (f)     the installation of a ventilation system for air supply; and

          (g) the acquisition, installation and commissioning of the longwall mining equipment.

          Stage 1 Works Completion means the date when the Agent is advised by the Technical Adviser that all of the following has occurred:

          (a) all commissioning tests in respect of the Stage 1 Works have been satisfied;

          (b) the Mine is capable of extracting coal at a rate consistent with the Base Case Model; and

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          (c)     the coal extracted from the Mine conforms to the
                  specifications set out in the Base Case Model.

          Stage 1 Works Contract means the contract to be entered into between the Borrowers and the Stage 1 Contractor for the supply of the longwall mining equipment.

          Stage 2 Contractor means one or more reputable third party contractors acceptable to the Agent (acting reasonably).

          Stage 2 Works means the design, construction, acquisition and installation of an extension to the longwall mining unit for the Mine under the Stage 2 Works Contract and associated infrastructure upgrades and related works including the extension of infrastructure and services, conveyor system, power and water supply, ventilation and air supply and the development of road ways.

          Stage 2 Works Completion means the date when the Agent is advised by the Technical Adviser that all of the following has occurred:

          (a) all commissioning tests in respect of the Stage 2 Works have been satisfied;

          (b) the Mine is capable of extracting coal at a rate consistent with the Base Case Model; and

          (c) the coal extracted from the Mine conforms to the specifications set out in the Base Case Model.

          Stage 2 Works Contract means a contract or contracts for some or all of the Stage 2 Works to be entered into by the Borrowers and the Stage 2 Contractor on terms acceptable to the Agent (acting reasonably) in accordance with clause 17.2.

          Subsidiary has the meaning given in the Corporations Act, but an entity will also be taken to be a Subsidiary of an entity if it is controlled by that entity (expressions used in this paragraph have the meanings given for the purposes of chapter 2M of the Corporations Act) and, without limitation:

          (a) a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

          (b) an entity may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

          Tax includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Government Agency, and any related interest, penalty, charge, fee or other amount and any amount in respect of GST incurred by any Indemnified Party directly in connection with this Agreement to acquire anything for which that Indemnified Party is not entitled to an Input Tax Credit for GST purposes.

          Technical Adviser means International Mining Consultants Pty Limited or such other person as the Agent and the Borrowers may agree.

          Tenements means the Mining Leases and the Exploration Licence.

          Term Facility means the facility provided under clause 10.1(a)(i).

          Test Date means 31 March and 30 September in each year.

          Test Period means, in relation to a Test Date,:

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (a) when used in the definition of DSCR, the period of twelve months ending on that Test Date;

          (b) when used in the definition of FDSCR, the period of twelve months commencing on the day after that Test Date;

          (c) when used in the definition of LLCR, the period from the day after the immediately preceding Test Date until the last Repayment Date.

          Total Commitments means, in relation to a Facility, the aggregate of the Participants' Commitments for that Facility.

          Total Undrawn Commitments means, in relation to a Facility, the aggregate of the Participants' Undrawn Commitments for that Facility.

          Transaction Document means all documents and agreements evidencing or relating to the financing arrangements provided for in this Agreement including:

          (a)     this Agreement;

          (b)     the Facility Securities;

          (c)     any Collateral Security;

          (d)     the PCDC;

          (e)     any Notice of Charge;

          (f)     any Hedging Arrangement;

          (g) any document material to the financing arrangements provided for in this Agreement which the Agent by written notice to the Borrowers designates as a Transaction Document; and

          (h) any other document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above,

          but excluding the Project Documents and the Works Documents.

          Treasury Transaction means a swap, hedge arrangement, option, forward sale or purchase or repurchase agreement, cap, collar, floor, forward rate agreement, arbitrage transaction, futures contract or any other treasury or analogous transaction (whether or not constituting a combination or variation of any of the foregoing).

          Ultimate Holding Company has the meaning given to it in the Corporations Act.

          Undrawn Commitment means, in relation to a Facility, a Participant's Commitment for that Facility less its aggregate Shares of all outstanding Segments for that Facility.

          Working Capital Facility means the facility provided under clause
          11.1.

          Works means the Stage 1 Works and the Stage 2 Works.

          Works Completion means the date on which Stage 1 Works Completion or Stage 2 Works Completion has occurred.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          Works Costs means all costs, expenses and liabilities of a capital nature which are included in the Base Case Model and are accrued, paid or payable by a Borrower prior to Works Completion in respect of the Stage 1 Works or the Stage 2 Works as applicable.

          Works Documents means all documents and agreements for or otherwise relating to the Works, including:

          (a)     the Stage 1 Works Contract;

          (b)     the Stage 2 Works Contract;

          (c) any document material to the Works which the Agent by written notice to the Borrowers designates as a Works Document; and

          (d) any other document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above, but excluding a Project Document or a Transaction Document.

1.2       INTERPRETATION

          Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

          (a)     The singular includes the plural and the converse.

          (b)     A gender includes all genders.

          (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

          (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

          (e) A reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Agreement.

          (f) A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns.

          (g) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

          (h) A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

          (i) A reference to conduct includes an omission, statement or undertaking, whether or not in writing.

          (j) Mentioning anything after include, includes or including does not limit what else might be included.

          (k) A reference to an asset includes any real or personal, present or future, tangible or intangible property or asset (including Intellectual Property) and any right, interest, revenue or benefit in, under or derived from the property or asset.

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          (l)     An Event of Default subsists until it has been remedied or waived in writing by the Agent acting on the instructions of the Majority Participants.

          (m) A reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

          (n) Unless otherwise set out in this Agreement, all references to time are to Melbourne time.

1.3       MAJORITY PARTICIPANTS

          For the purpose of this Agreement, Majority Participants means:

          (a)     during an Availability Period, Participants whose:

                  (i) Commitments (or, if an Event of Default subsists, share of the Secured Money); and

                  (ii)    Potential Close Out Amounts

                  (converted, if not denominated into US dollars, into US dollars at the Exchange Rates on the date on which the calculation is required to be made) in aggregate exceed 66% of the sum of all Commitments together with the total Potential Close Out Amounts of all Participants; or

          (b)     after all Availability Periods have ended, Participants whose:

                  (i) Shares of the Principal Outstanding (or, if an Event of Default subsists, share of the Secured Money); and

                  (ii)    Potential Close Out Amounts,

                  (converted, if not denominated into US dollars, into US dollars at the Exchange Rates on the date on which the calculation is required to be made) in aggregate exceeds 66% of the Principal Outstanding together with all Potential Close -Out Amounts.

          In determining the Majority Participants the Agent may rely on a certificate from an Authorised Officer of a Hedging Counterparty as to the Potential Close Out Amount of that Hedging Counterparty.

1.4       DETERMINATION, STATEMENT AND CERTIFICATE

          Except where otherwise provided in this Agreement any determination, statement or certificate by the Agent or any Participant or an Authorised Officer of the Agent or any Participant provided for in this Agreement is conclusive. It binds the parties in the absence of manifest error.

1.5       DOCUMENT OR AGREEMENT

          A reference to:

          (a) an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

          (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Agreement.

1.6       REPAYMENT AND PREPAYMENT

          A reference to repayment or prepayment of all or part of a Segment of a Project Facility, is to payment to the Agent in US dollars of the relevant amount

1.7       LISTING REQUIREMENTS INCLUDED AS LAW

          A listing rule or business rule of a stock exchange (as defined in s761A of the Corporations Act) will be regarded as a Law.

1.8       TRUST

          Unless the context requires otherwise, a reference to a transaction, asset, act or liability of any nature of a Borrower includes its transactions, assets, acts or liabilities as trustee. Where a Borrower which is a trustee incurs an obligation, it incurs that obligation both in its own right and in its capacity as trustee, unless the obligation relates only to an asset which it holds in its own right and not as trustee.

1.9       CURRENT ACCOUNTING PRACTICE

          A reference to current accounting practice is to accounting principles and practices applying by law or otherwise generally accepted in Australia, consistently applied. A reference to an accounting term is to be interpreted according to those principles and practices.

1.10      LOCK-UP

          At any Test Date (the Relevant Test Date), Lock-Up will be taken to be in effect if:

          (a)     either:

                  (i)     DSCR is below 1.50 on the Relevant Test Date; or

                  (ii)    on the immediately preceding Test Date, DSCR was below
                          1.50 ; or

          (b)     either:

                  (i)     FDSCR is below 1.50 on the Relevant Test Date; or

                  (ii) on the immediately preceding Test Date, FDSCR was below 1.50; or

          (c)     either:

                  (i)     LLCR is below 1.50 on the Relevant Test Date; or

                  (ii) on the immediately preceding Test Date, LLCR was below 1.50; or

          (d)     either:

                  (i)     RLCR is below 1.80 on the Relevant Test Date; or

                  (ii) on the immediately preceding Test Date, RLCR was below 1.80; or

          (e) any amounts are owing under the Contingency Facility on the Relevant Test Date.

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2.        COMMITMENTS

2.1       COMMITMENTS

          Subject to this Agreement:

          (a) each Participant agrees with the Borrowers to make available its participation in each Segment of each Project Facility severally in the respective Portions of each Borrower; and

          (b) the Working Capital Facility Provider will make available the Working Capital Facility severally in the respective Portions of each Borrower.

2.2       ALLOCATION AMONG PARTICIPANTS

          Each Participant shall participate in each Segment of a Project Facility ratably according to its Commitment for that Facility.

2.3       OBLIGATIONS OF PARTICIPANTS SEVERAL

          The obligations and rights of each Participant and the Working Capital Facility Provider under this Agreement are several and:

          (a) failure of a Participant or the Working Capital Facility Provider to carry out its obligations does not relieve any other Participant of its obligations;

          (b) no Participant or the Working Capital Facility Provider is responsible for the obligations of any other Participant or the Working Capital Facility Provider or the Agent; and

          (c) subject to the Transaction Documents each Participant and the Working Capital Facility Provider may separately enforce its rights under any Transaction Document.

2.4       OBLIGATIONS OF BORROWERS SEVERAL

          (a) Notwithstanding any other provision in any of the Transaction Documents (including any provision expressed to apply notwithstanding any other provision in any of the Transaction Documents):

                  (i) the rights obligations and liabilities of the Borrowers under or arising out this Agreement are several in proportion to their respective Portions;

                  (ii) a Borrower is not obliged to pay any moneys that are or may become payable to an Indemnified Party by the other Borrower; and

                  (iii) a Borrower has no liability to any Indemnified Party for or in respect of any loss, costs or expense incurred by any Indemnified Party by reason or in consequence of the other Borrower failing to pay any moneys which are or may become payable by that other Borrower to any Indemnified Party.

          (b) All drawings, selections of Funding Periods and other elections and actions in relation to the Facilities (other than the making of any payment and other than where this Agreement contemplates a Borrower making an election alone) must be, and can only be:

                  (i) made jointly and uniformly by the Borrowers (in proportion to their respective Borrower's Portions); and

                  (ii)    made on their behalf by the Operator.

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          (c)     Each Borrower confirms that the Indemnified Parties can rely conclusively on any Drawdown Notice, Selection Notice, cancellation notice or other notice or communication (other than any notice or communication directly relating to the making of any payment by the Borrower) purporting to be made on its behalf by the Operator as being authorised and binding on each of them.

          (d) Except as otherwise provided in this Agreement, all amounts to be paid by a Borrower under this Agreement (including repayments and prepayments) shall be paid by the Borrower to the Agent in accordance with clause 12.

3.        CANCELLATION OF COMMITMENTS

3.1       AT END OF AVAILABILITY PERIOD

          At 4:00 pm (Melbourne time) on the last day of the Availability Period for a Facility, the Undrawn Commitments of the Participants and the Working Capital Facility Provider in respect of that Facility will be cancelled.

3.2       REDUCTION ON REPAYMENT OR PREPAYMENT

          On any repayment under clause 8 (Repayment) or any prepayment of all or part of the Principal Outstanding for a Project Facility the Commitments for that Project Facility will be reduced by an amount equal to the amount so repaid or prepaid.

3.3       VOLUNTARY CANCELLATION OF UNDRAWN COMMITMENTS

          The Undrawn Commitments in respect of the Facilities may be permanently cancelled at the request of the Operator (on behalf of the Borrowers) if:

          (a) the Operator's request is approved by the Majority Participants and the Working Capital Facility Provider which approval shall not be unreasonably withheld if the requirements of paragraph (b) are satisfied; and

          (b) the Operator and each Borrower provides the Agent with a written statement setting out details of sources and application of funds through to Works Completion and confirming that there will be sufficient funds for the completion of the construction and development of the Project.

4.        PURPOSE

4.1       PURPOSE

          The Borrowers shall use the net proceeds of all accommodation provided under this Agreement for the purposes set out in this clause and for no other purpose.

4.2       TERM FACILITY

          The Term Facility is to be made available to the Borrowers for the following purposes:

          (a) the financing of Works Costs relating to the Stage 1 Works prior to Stage 1 Works Completion and other capital expenditure included in a Budget;

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (b) interest on the Term Facility during the Availability Period for the Term Facility; and

          (c) financing fees and expenses incurred under the Transaction Documents.

4.3       CONTINGENCY FACILITY

          The Contingency Facility is to be made available to the Borrowers if required after utilisation of the Term Facility for the following purposes:

          (a) the financing of Project Costs prior to Stage 1 Works Completion; and

          (b) interest on the Term Facility and the Contingency Facility during the Availability Period for the Contingency Facility.

4.4       MINING UNIT FACILITY

          The Mining Unit Facility is to be made available to the Borrowers for the purpose of financing Works Costs relating to the Stage 2 Works.

4.5       WORKING CAPITAL FACILITY

          The Working Capital Facility is to be made available to the Borrowers for the purpose of financing the general working capital requirements of the Joint Venture and, during the Availability Period for the Working Capital Facility, to repay all or part of a Segment of the Working Capital Facility on the last day of its Funding Period but excluding:

          (a)     repayment of principal under any other Facility,

          (b)     payment of interest under any other Facility, or

          (c) payment of other financing fees or expenses under any Facility.

5.        DRAWDOWN NOTICES

5.1       WHEN NOTICE TO BE GIVEN

          Whenever the Borrowers wish to make a drawing using any of the Undrawn Commitments for a Facility, the Operator, on behalf of the Borrowers, shall give to the Agent an irrevocable Drawdown Notice substantially in the form of annexure A. That Drawdown Notice:

          (a) must be received by the Agent by 11 am (Melbourne time) 3 Business Days or, in the case of the Working Capital Facility, 1 Business Day before the proposed Drawdown Date (which must be a Business Day);

          (b) must be accompanied by evidence satisfactory to the Agent that the drawing is required to meet a relevant purpose as set out in clause 4;

          (c) must specify a Drawdown Date which falls within the Availability Period for the relevant Facility;

          (d) must specify an amount which is not more than the Total Undrawn Commitments for the relevant Facility; and

          (e) will, on receipt by the Agent, oblige the Borrowers to borrow the amount requested on the Drawdown Date specified upon the terms and subject to the conditions of this Agreement.

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5.2       NOTIFICATION OF PARTICIPANTS

          The Agent shall give prompt notice to each Participant or the Working Capital Facility Provider (as appropriate) of the contents of each Drawdown Notice and, in the case of the Project Facilities, the amount of each Participant's Share of each Segment requested.

6.        SELECTION NOTICE

6.1       WHEN NOTICE TO BE GIVEN

          By 11 am (Melbourne time) 3 Business Days before the last day of each Funding Period for each Segment of a Project Facility the Operator shall, on behalf of the Borrowers, give to the Agent an irrevocable Selection Notice specifying the amount of the relevant Segment as originally drawn unless the Borrowers are obliged to repay or prepay the relevant Segment on that last day in accordance with this Agreement. The Selection Notice must be substantially in the form of annexure B.

6.2       FAILURE TO GIVE SELECTION NOTICE

          If the Operator fails to give a Selection Notice in accordance with clause 6.1 it will be taken to have served a Selection Notice electing to continue the Segment with the same Funding Period and making without qualification the statements set out in paragraph (3)(a) and
          (b) of annexure B.

6.3       NOTIFICATION OF PARTICIPANTS

          The Agent shall give prompt notice to each Participant or the Working Capital Facility Provider (as appropriate) of the contents of each Selection Notice and, in the case of the Project Facilities, the amount of each Participant's Share of each Segment to be continued.

6.4       NUMBER OF SEGMENTS

          The Borrower shall ensure that, prior to 31 December 2002 there are no more than 5 Segments outstanding and on or after 31 December 2002 there are no more than 2 Segments outstanding at any one time in respect of any Project Facility and that at any time there are no more than 4 Segments outstanding in respect of the Working Capital Facility.

6.5       SPLITTING AND COMBINATION

          Subject to clause 6.4 the Borrower may split or combine Segments.

7.        SELECTION OF FUNDING PERIODS

7.1       DURATION

          (a) Subject to this clause, the Operator, on behalf of the Borrowers, may only select the following Funding Periods for the Facilities:

                  (i)     a Project Facility: 3 months; and

                  (ii) the Working Capital Facility: 1, 2 or 3 weeks or 1, 2, 3 or 6 months.

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          (b)     The Operator may, with the agreement of the Agent, select
                  another Funding Period including in order to enable consolidation of Segments.

          (c) Should a Funding Period end on a day which is not a Business Day, that Funding Period will be extended to the next Business Day in the same nominal month or, if none, the preceding Business Day.

          (d) If a Funding Period of a number of months commences on a date in a month and there is no corresponding date in the month in which it is to end, it will end on the last Business Day of the latter month.

          (e) No Funding Period may extend beyond the final Repayment Date for the relevant Facility or, in the case of the Working Capital Facility, beyond the end of the Availability Period for the Working Capital Facility and the Operator shall select Funding Periods so as to ensure that each Repayment Date coincides with the last day of Funding Periods of all outstanding Segments which have an amount not less than the amount to be repaid on that day.

          (f) If the Operator fails to select Funding Periods complying with this clause the Agent may vary any Drawdown Notice or Selection Notice to ensure compliance.

8.        REPAYMENT

8.1       REPAYMENT OF TERM FACILITY

          Each Borrower shall repay its Borrower's Principal Outstanding for the Term Facility, determined as at the end of its Availability Period (the Borrower's Total Term Principal Outstanding), by repaying on each Repayment Date for the Term Facility set out in part 1 of annexure E an amount equal to the percentage set opposite that Repayment Date of the Borrower's Total Term Principal Outstanding.

8.2       REPAYMENT OF CONTINGENCY FACILITY

          Each Borrower shall, on each date on which an amount standing to the credit of its Proceeds Account is to be applied for any purpose, apply the amount standing to the credit of the Proceeds Account (after making those of the payments referred to in clause 20.3(a) to (g) (inclusive) which fall to be paid on that date) to reduce its Borrower's Principal Outstanding under the Contingency Facility. Each Borrower must in any event fully repay its Borrower's Principal Outstanding under the Contingency Facility on or before 31 March 2009.

8.3       REPAYMENT OF MINING UNIT FACILITY

          Each Borrower shall repay its Borrower's Principal Outstanding for the Mining Unit Facility as at the end of its Availability Period (the Borrower's Total MUF Principal Outstanding) by repaying on each Repayment Date for the Mining Unit Facility set out in part 2 of annexure E an amount equal to the percentage set opposite that Repayment Date of the Borrower's Total MUF Principal Outstanding.

8.4       REPAYMENT OF WORKING CAPITAL FACILITY

          Each Borrower shall repay its Borrower's Principal Outstanding of each Segment of the Working Capital Facility on the last day of its Funding Period. Each Borrower must fully repay its

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          Borrower's Principal Outstanding under the Working Capital Facility on or before 30 June 2003 (or such later date as may be from time to time agreed under Clause 11.10 by the Working Capital Facility Provider).

8.5       ALLOCATION AMONG PARTICIPANTS

          Repayments under the Project Facilities will be applied ratably among the Participants according to their respective participations in the relevant Principal Outstanding.

8.6       ALLOCATION AMONG SEGMENTS

          Repayments will be applied in reduction of those Segments which the Operator may specify after consultation with the Agent but to the extent practicable repayments will only be applied against Segments which have Selection Dates falling on the relevant Repayment Date.

9.        PREPAYMENTS

9.1       OPTIONAL PREPAYMENT OF TERM FACILITY AND MINING UNIT FACILITY

          (a) Subject to this clause, if a Borrower gives at least 10 Business Days' prior notice to the Agent (who shall promptly notify the Participants) the Borrower may prepay all or part of its Borrower's Principal Outstanding for the Term Facility or the Mining Unit Facility. That notice is irrevocable. The Borrower shall prepay in accordance with it.

          (b) Unless the Agent agrees otherwise, prepayment of part only of a Borrower's Principal Outstanding of the Term Facility or the Mining Unit Facility may only be made in a minimum amount of US$500,000 and in an integral multiple of US$250,000.

9.2       MANDATORY PREPAYMENT OF TERM FACILITY AND MINING UNIT FACILITY

          In accordance with clause 20.3, each Borrower shall, on each Repayment Date, apply 45% of the amount standing to the credit of its Proceeds Account after making each of the payments referred to in clause 20.3(a) to (n) (inclusive) which fall to be paid on that Repayment Date and after deducting the Cash Retention Requirement on that date to reduce pro rata its Borrower's Principal Outstanding under the Term Facility and the Mining Unit Facility.

9.3       MANDATORY PREPAYMENTS DURING LOCK-UP

          If on any Test Date:

          (a)     Lock-Up is in effect; and

          (b)     Lock-Up has been in effect for at least 12 months,

          then on each occasion on or after that Test Date until Lock-Up ceases to be in effect on which any amount is debited to the Proceeds Account each Borrower shall apply all of the amount standing to the credit of its Proceeds Account after making each of the payments referred to in clause 20.3(a) to (n) (inclusive) which fall to be paid on that date and after deducting the Cash Retention Requirement on that date to reduce pro rata its Borrower's Principal Outstanding under the Term Facility, the Mining Unit Facility and the Working Capital Facility.

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9.4       PREPAYMENT ON EXPIRY OF FUNDING PERIOD

          Prepayments under this Agreement may only be made on the last day of the Funding Period of the relevant Segment.

9.5       INTEREST

          Each Borrower shall pay any interest accrued on any amount prepaid by it under this Agreement at the time of the prepayment.

9.6       LIMITATION ON PREPAYMENTS

          The Borrowers may not prepay all or any part of the Principal Outstanding except as set out in this Agreement. Prepayments of the Project Facilities cannot be redrawn.

9.7       APPLICATION AGAINST REPAYMENT INSTALMENTS

          Prepayments will be applied against repayment instalments in inverse order of maturity.

9.8       APPORTIONMENT

          Prepayments under clause 9 of Project Facilities will be applied ratably in reduction of the respective participations of all the Participants in the Principal Outstanding and ratably amongst their respective Commitments.

10.       PROJECT FACILITIES

10.1      GRANT OF PROJECT FACILITIES

          (a) The Participants grant to the Borrowers, on the terms and subject to the conditions of this Agreement:

                  (i) a US dollar term loan facility in an aggregate amount of US$33,000,000;

                  (ii) a US dollar standby term loan facility in an aggregate amount of US$6,411,000; and

                  (iii) subject to (b), a US dollar term loan facility in an aggregate amount of US$6,411,000.


          (b) The amount of the Mining Unit Facility is reduced automatically by the Principal Outstanding of the Contingency Facility as at the Conversion Date

10.2      ADVANCE OF SEGMENT

          (a) Subject to this Agreement, whenever the Operator, on behalf of the Borrowers, gives a Drawdown Notice requesting a Segment of a Project Facility in accordance with clause 5.1, each Participant through its Lending Office shall make available its Share of that Segment to the Agent by 11am (Melbourne time) on the relevant Accommodation Date in Same Day Funds in US dollars.

          (b) On receipt, the Agent shall pay half of each Segment to each Borrower's US dollar Proceeds Account.

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10.3      INTEREST RATE

          Interest will accrue from day to day on each Segment of each Project Facility advanced for the account of a Borrower for each Funding Period at the rate per annum determined by the Agent to be the sum of the Margin for the relevant Project Facility and LIBOR for that Funding Period. That interest will be calculated on the basis of the actual number of days elapsed and a year of 360 days.

10.4      PAYMENT OF INTEREST

          The Borrower in relation to whom that interest accrued shall pay that accrued interest in US dollars on the last day of the relevant Funding Period and on repayment or prepayment of all or the relevant part of the Segment.

10.5      MARKET DISTURBANCE - SUSPENSION NOTICE

          Whenever, before the start of a Funding Period of a Segment of a Project Facility:

          (a) after consultation with the Participants the Agent determines that:

                  (i) by reason of circumstances affecting the relevant interbank market, adequate and fair means do not exist for ascertaining the rate of interest applicable to that Segment during that Funding Period under the preceding provisions and the definition of LIBOR in clause 1.1; or

                  (ii) deposits in the relevant interbank market are not available in the ordinary course of business to all of the Participants in US dollars for a term equal to that Funding Period;

          (b) the Agent has received notice from Participants whose Commitments aggregate to more than 50% of the aggregate of the Commitments that, by reason of circumstances affecting the relevant interbank market, the cost to them of deposits obtained in that market to fund their participations in that Segment exceeds LIBOR in respect of that Funding Period; or

          (c) the Agent has received notice from any Participant that by reason of any change in or in the application of any applicable law or of any change in national or international financial, political or economic conditions, exchange rates or exchange controls, it is impracticable for it to fund or continue to fund that Segment during that Funding Period by deposits obtained in the relevant interbank market, the Agent shall promptly give notice (a Suspension Notice) to the Borrowers and each Participant (in the case of paragraph (a) or (b)) or the affected Participant (in the case of paragraph (c)).

10.6      MARKET DISTURBANCE BEFORE DRAWING

          If a Participant receives a Suspension Notice relating to a Segment of a Project Facility requested in a Drawdown Notice:

          (a) (consultation) that Participant and the Agent shall consult in good faith with the Borrowers with a view to agreeing an alternative basis for advancing that Participant's Share of the Segment;

          (b) (suspension of obligation) pending that consultation the Participant will not be obliged to advance the Segment;

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          (c)     (alternative basis) if an alternative basis is agreed, it will apply in accordance with its terms; and

          (d) (cessation of notice if no agreement) if an alternative basis is not agreed within 30 days of the Suspension Notice, the obligation of the Participant to advance that Segment will cease.

10.7      MARKET DISTURBANCE RELATING TO SUBSEQUENT SEGMENTS

          (a) (Substitute basis) If a Participant receives a Suspension Notice which relates to a Segment of a Project Facility requested in a Selection Notice, it shall:

                  (i)     maintain its participation in the Segment; and

                  (ii) in consultation with the Agent and the Borrowers, certify to the Agent within 30 days an alternative basis (Substitute Basis) for maintaining its participation in the Segment.

                  The Agent shall notify the Borrowers of the Substitute Basis. The Borrowers shall pay interest and other amounts in accordance with the Substitute Basis.

          (b) (Nature of Substitute Basis) Without limitation, a Substitute Basis may be retroactive to the beginning of the relevant Funding Period and may include an alternative method of fixing the interest rate (which must reflect the cost to the Participant of funding from other sources plus the Margin) or alternative Funding Periods for that Segment.

          (c) (Prepayment) The Borrowers may prepay the participation of that Participant in that Segment within 30 days of being notified of the Substitute Basis. They must give at least 2 Business Days irrevocable notice of the prepayment. At the time of prepayment the Borrowers shall also pay all accrued interest and other amounts (in accordance with the Substitute Basis).

          (d) (Continuing consultation) At least monthly during the period when any Substitute Basis is in force the Agent shall consult with the Borrowers and the other affected parties and determine whether any of the circumstances referred to in clause 10.5 still apply.

          (e) (Revocation of Substitute Basis) If it determines those circumstances do not still apply the Agent shall notify the Borrowers and the other affected parties revoking the Substitute Basis with effect from the date specified by the Agent.

11.       WORKING CAPITAL FACILITY

11.1      GRANT OF WORKING CAPITAL FACILITY

          The Working Capital Facility Provider grants to the Borrowers, on the terms and subject to the conditions of this Agreement, an Australian dollar revolving loan facility in an aggregate amount of A$10,000,000.

11.2      ADVANCE OF SEGMENT

          (a) Subject to this Agreement, whenever the Operator, on behalf of the Borrowers, gives a Drawdown Notice requesting a Segment of the Working Capital Facility in accordance with clause 5.1, the Working Capital Facility Provider shall make available that Segment to the

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                  Agent in immediately available funds by 11am (Melbourne time)
                  on the relevant Accommodation Date for the account of the Borrowers.

          (b) On receipt the Agent will pay half of each Segment to each Borrower's Australian dollar Proceeds Account or, if a Rollover Segment, the Agent will distribute that Segment for the account of the Working Capital Facility Provider in repayment of the maturing Segment.

11.3      INTEREST

          Interest will accrue from day to day on the outstanding principal amount of each Segment of the Working Capital Facility advanced for the account of a Borrower at the rate determined by the Agent to be the aggregate of the Margin and BBR for the relevant Funding Period. The Borrower in relation to whom the interest so accrued shall pay the accrued interest in arrears on the last day of each Funding Period and on repayment or prepayment of all or the relevant part of the Segment. That interest will be calculated on the basis of the actual number of days elapsed and a year of 365 days.

11.4      PREPARATION OF RELIQUEFICATION BILLS

          Each Borrower irrevocably and for valuable consideration authorises the Working Capital Facility Provider (at its option) from time to time:

          (a) to prepare Reliquefication Bills in relation to a Segment of the Working Capital Facility; and

          (b) by its Authorised Officer, to sign them as drawer, endorser or acceptor in the name of and on behalf of the Borrower.

11.5      REQUIREMENTS OF RELIQUEFICATION BILLS

          (a) The total face amount of Reliquefication Bills prepared by the Working Capital Provider and outstanding in relation to any Segment must not at any time exceed:

                  (i)     the principal amount of that Segment; plus

                  (ii) the total interest which has accrued or will accrue on that Segment during the relevant Funding Period.

          (b) Reliquefication Bills must mature on or before the last day of the relevant Funding Period.

11.6      DEALING WITH RELIQUEFICATION BILLS

          The Working Capital Facility Provider may realise or deal with any Reliquefication Bill prepared by it as it thinks fit.

11.7      INDEMNITY

          (a) The Working Capital Facility Provider shall indemnify each Borrower on demand against all liabilities, costs and expenses incurred by that Borrower by reason of it being a party to a Reliquefication Bill prepared by the Working Capital Facility Provider.

          (b) Paragraph (a) does not affect any obligation of the Borrowers under this Agreement. In particular the obligation of the Borrowers to pay any principal, interest or other moneys under this Agreement is absolute and unconditional. It is not in any way affected by any

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                  liability of the Working Capital Facility Provider, contingent or otherwise, under this indemnity.

          (c) If a Reliquefication Bill is presented to a Borrower and that Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys outstanding by that Borrower under this Agreement to the Working Capital Facility Provider.

11.8      STAMP DUTY ON RELIQUEFICATION BILLS

          The Working Capital Facility Provider shall pay any stamp duty on Reliquefication Bills prepared by it and such stamp duty shall not be payable or reimburseable under any other provision of this Agreement or any other Transaction Document.

11.9      END OF AUTHORITY

          The authority granted by a Borrower under clause 11.4 will cease and be revoked without necessity for notice on:

          (a) the payment by the Borrower of all Secured Money owing by it under the Transaction Documents; and

          (b) the cancellation of the Commitments for the Working Capital Facility under clause 3.

11.10     REVIEW

          (a) (Request) Subject to (b) and (c), not later than one month prior to each Repayment Date for the Working Capital Facility the Operator (on behalf of the Borrowers) may request the Working Capital Facility Provider to continue the Working Capital Facility for a further period not exceeding 12 months from the Repayment Date. If the Working Capital Facility Provider agrees to do so the Repayment Date for the Working Capital Facility shall be the last day of that further period of 12 months.

          (b) (No obligation) The Working Capital Facility Provider has no obligation to agree to any request under paragraph (a). It may in its discretion impose conditions on any such extension which it agrees.

          (c) (Maximum Extension) The Working Capital Facility may not be extended to a date later than 31 March 2009.

12.       PAYMENTS

12.1      MANNER

          The Borrowers shall make all payments under any Transaction Document in Same Day Funds:

          (a) if in US dollars, by 11am (Melbourne time) on the due date to the following account:

                  Bank and Branch:    JP Morgan, New York, USA

                  Fedwire No:         021-000-021

                  SWIFT Code:         CHASU533

                  Chips U.I.D.:       004966

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                  Account No:         0011-910601

                  Account Name:       ANZ Banking Group Limited - Melbourne
                                      (SWIFT Code ANZBAU3M)

                  Reference:          Glennies Creek Coal Project

                  or any other account notified by the Agent; and

          (b) if in Australian dollars, by 11am (Melbourne time) on the due date to the account specified by the Agent in respect of that currency,

          without set-off or counterclaim and without deduction, whether on account of Taxes or otherwise, except any compulsory deduction for Tax.

12.2      PAYMENT TO BE MADE ON BUSINESS DAY

          Whenever any payment becomes due on a day which is not a Business Day, the due date will be the next Business Day in the same nominal month or, if none, the preceding Business Day.

12.3      DISTRIBUTION BY AGENT

          Unless any Transaction Document expressly provides otherwise, the Agent shall promptly distribute amounts received under any Transaction
          Document:

          (a)     for the account of the Participants ratably among them; and

          (b) for the account of the Working Capital Facility Provider, to the Working Capital Provider;

          and in like funds as they are received by the Agent. To make any distribution the Agent may buy and sell currencies in accordance with its normal procedures.

12.4      APPROPRIATION WHERE INSUFFICIENT MONEYS AVAILABLE

          The Agent may appropriate amounts it receives among amounts due as it sees fit. This will override any appropriation made by a Borrower. Without limitation the Agent may appropriate amounts first in payment of amounts payable to it by way of indemnity or reimbursement.

12.5      UNANTICIPATED DEFAULT

          (a) (Assumption as to payment) The Agent may assume that a party (the Payer) due to make a payment for the account of another party (the Recipient) makes that payment when due unless the Payer notifies the Agent at least one Business Day before the due date that the Payer will not be making the payment.

          (b) (Reliance on assumption) In reliance on that assumption, the Agent may make available to the Recipient on the due date an amount equal to the assumed payment.

          (c) (Recoupment) If the Payer does not in fact make the assumed payment, the Recipient shall repay the Agent the amount on demand. The Payer will still remain liable to make the assumed payment, but until the Recipient does repay the amount, the Payer's liability will be to the Agent in the Agent's own right.

          (d) (Interest) If the Payer is a Borrower any interest on the amount of the assumed payment accruing before recovery will belong to the Agent. If the Payer is a Participant or a

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                  Working Capital Facility Provider, it shall pay interest on the amount of the assumed payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Participant.

12.6      ROUNDING

          In making any allocation or appropriation under any Transaction Document the Agent may round amounts to the nearest dollar.

12.7      BLOCKED PAYMENTS

          (a) (Notification of application) If the Agent becomes aware that it is unlawful, or believes that it is impracticable, for any payment to be made for the account of an Indemnified Party as set out in clause 12.1, the Agent shall notify the relevant Borrower and that Indemnified Party.

          (b) (Alternative manner of payment) Until the notice is revoked the relevant Borrower shall make the payments to the account specified in writing by the Indemnified Party or to another account or in another manner agreed between the Borrower and that Indemnified Party.

          (c) (Reporting to Agent) That Indemnified Party shall keep the Agent fully informed as to all payments so received by it and as to all agreements with respect to those payments.

          (d) (Revocation) If the Agent becomes aware that it is no longer unlawful or no longer believes that it is impracticable for any payment of the type referred to in a notice under paragraph (a) to be made as set out in clause 12.1 the Agent shall revoke that notice in relation to payments of that type.

13.       TAXATION

13.1      ADDITIONAL PAYMENTS

          Whenever a Borrower or a Sponsor is obliged to make a deduction in respect of Tax from any payment under any Transaction Document:

          (a) it shall promptly pay the amount deducted to the appropriate Government Agency;

          (b) within 30 days of the end of the month in which the deduction is made, it shall deliver to the Agent official receipts or other evidence of payment reasonably acceptable to the relevant Indemnified Party; and

          (c) unless the Tax is an Excluded Tax or Australian Withholding Tax, it shall pay the relevant Indemnified Party on the due date of the payment any additional amounts necessary (as determined by the relevant Indemnified Party in good faith) to ensure that the relevant Indemnified Party receives when due a net amount (after payment of any Taxes in respect of those additional amounts) in the relevant currency equal to the full amount which it would have received had a deduction not been made, and it shall indemnify the relevant Indemnified Party against the Tax and any amounts recoverable from the relevant Indemnified Party in respect of the Tax.

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          Each Borrower and each Sponsor waives any statutory right to recover from any Indemnified Party any amount paid under this clause.

          If a Borrower or a Sponsor fails to pay any additional amount required under paragraph (c) to the relevant Indemnified Party then, regardless of whether the obligation to pay that amount is void or unenforceable, the relevant Indemnified Party may cancel, and demand repayment of its participation in the relevant Facility.

13.2      SURVIVAL OF OBLIGATIONS

          The obligations of the Borrowers and the Sponsors under this clause survive the repayment of all Segments and the termination of this Agreement.

14.       CHANGES IN LAW

14.1      INCREASED COSTS

          (a) Whenever any Indemnified Party determines that a Change in Law (as defined below) has the effect of:

                  (i) increasing the Indemnified Party's cost of funding or maintaining any Segment or Commitment, or reducing the Indemnified Party's or any of its holding companies' return or amounts received in respect of any Transaction Document; or

                  (ii) reducing the Indemnified Party's or any of its holding companies' return on capital directly or indirectly allocated to any Segment or the Commitment (including because more capital needs to be allocated to any Segment or Commitment or cannot be used elsewhere), then it will promptly notify the Operator and each Borrower must pay the Indemnified Party the amount necessary to compensate it or the holding company (as the case may be). If an Indemnified Party gives a notice under this clause 14.1, it agrees to provide the Operator and the Borrowers with reasonably detailed calculations showing how the amount notified has been ascertained. However, nothing in this clause
                  14.1 obliges an Indemnified Party to provide details of its business or tax affairs which it considers in good faith to be confidential.

                  A Change in Law is the introduction of, or a change in, any law, official directive, ruling or request or a change in its interpretation or application after the date of this Agreement. If it does not have the force of law, it must be one with which responsible banks or financial institutions would comply. Without limitation, it includes any of these circumstances which relates to capital adequacy, special deposit, liquidity, reserve, prime assets, prudential requirements, GST (but only to the extent it affects anything used in relation to the Facilities, including any funding or hedging of the Facilities), or any other tax (except a tax on overall net income).

          (b) The Borrowers may prepay the participation of an Indemnified Party in any Segment the subject of a notice in paragraph (a) within 30 days of such notice. They must give at least 2 Business Days irrevocable notice of the prepayment. At the time of prepayment the

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  Borrowers shall also pay all accrued interest and other amounts (including any amount payable under paragraph (a)).

14.2      ILLEGALITY

          If the making of any law or treaty, or a change in the interpretation or application by any Government Agency of any law or treaty, makes it unlawful or impracticable for any Participant or the Working Capital Facility Provider to make, fund or maintain any Facility under this
          Agreement:

          (a) that Participant or the Working Capital Facility Provider may terminate its Commitments by notice to the Operator;

          (b) if required by the law or treaty, or if necessary to prevent or remedy a breach of the law or treaty, each Borrower shall prepay that Participant's participation in its Borrower's Principal Outstanding or the Working Capital Facility (as appropriate), together with all interest, fees and other amounts payable to that Participant or the Working Capital Facility Provider under this Agreement; and

          (c) the Borrowers shall make the prepayment immediately or, if in the reasonable opinion of the relevant Participant delay in prepayment is permitted by the law or treaty, or will not cause a breach of the law or treaty, on the latest permitted day.

14.3      MINIMISATION

          At the request of the Operator, the Borrowers and Indemnified Parties affected by the events set out in clauses 14.1 and 14.2 will negotiate in good faith with a view to finding within 30 days a means, at the Borrowers' cost, of lawfully minimising the cost of those events or providing the relevant advances or financial accommodation by alternative means (including an Indemnified Party changing its Lending Office or making the advances or financial accommodation available through a Related Entity), but it is not a defence that the effect could have been avoided or minimised.

14.4      SURVIVAL OF OBLIGATIONS

          This clause survives the repayment of any relevant Segment and the termination of this Agreement.

15.       CONDITIONS PRECEDENT

15.1      CONDITIONS PRECEDENT TO FIRST DRAWDOWN NOTICE

          The right of the Operator to give the first Drawdown Notice on behalf of the Borrowers and the obligations of each Participant and the Working Capital Facility Provider under this Agreement are subject to the condition precedent that the Agent receives all of the following in form and substance satisfactory to the Agent.

          (a) (Verification certificate) A certificate in relation to each Relevant Company and each Sponsor signed by 2 directors (or a director and a secretary or the sole director and secretary) substantially in the form of annexure C with the attachments referred to and dated not earlier than 14 days before the first Drawdown Date. The Operator's certificate must attach certified copies of the Project Documents.

          (b)     (Registration of Facility Securities) Evidence that:

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (i) the Charges, the Environmental Licence Mortgage and the Share Mortgages have been provisionally registered by the Australian Securities and Investments Commission;

                  (ii) the Mining Tenements Mortgages have been lodged for registration in accordance with the Mining Act; and

                  (iii) the Real Property Mortgages have been lodged for registration with Land and Property Information New South Wales.

          (c) (Transaction Documents) Duly executed and stamped (if stamp duty is payable) counterparts of each Transaction Document.

          (d) (Mortgaged Property) Results of searches, enquiries and requisitions in relation to the Mortgaged Property.

          (e) (Title documents) All documents and evidence of title to the Mortgaged Property (including signed blank share transfers).

          (f) (Borrowers' lawyers' opinions) Opinions of the Borrowers' Australian legal advisers addressed to the Participants, the Working Capital Facility Provider and the Agent in relation to the Project Documents and the Project Document Counterparties, in the forms agreed by the Borrowers and the Agent on or before the date of this Agreement.

          (g) (Agent's lawyers' opinion) An opinion of Allens Arthur Robinson, Australian legal advisers to the Agent on behalf of the Participants and the Working Capital Facility Provider, addressed to the Agent, Participants and the Working Capital Facility Provider, in relation to the Transaction Documents.

          (h) (US legal opinion) Opinions from the Sponsors' legal advisers in relation to this Agreement addressed to the Participant, the Working Capital Facility Provider and the Agent.

          (i) (Bank Accounts) Evidence that each Borrower has opened its respective Proceeds Accounts, Mining Unit Reserve Account, Mine Development Reserve Account and Debt Service Reserve Account.

          (j) (Project Documents) Evidence of due execution by all parties of, and satisfaction of any conditions precedent contained within, the Project Documents and Notices of Charge.

          (k) (Tax) A tax review by an independent tax adviser acceptable to the Agent.

          (l) (Fees) Evidence that the Borrowers have made arrangements for payment of the Agency Fee, Front End Fee and Security Trustee Fee payable on the date of the first Segment from the proceeds of the first Segment.

          (m)     (Budget)

                  (i) Confirmation that the form of the Initial Budget has been agreed by all the Participants and the Working Capital Facility Provider; and

                  (ii) a copy of the Initial Budget and evidence that it has been agreed by all the Participants and the Working Capital Facility Provider and the Participants and the Working Capital Facility Provider are satisfied that it is based on the same assumptions as the Base Case Model.

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          (n)     (Insurance)

                  (i) An insurance review by an independent insurance advisor acceptable to the Agent.

                  (ii) Evidence that the insurance policies required under clause 17.2(k) in connection with the Project:

                          (A)   have been effected by the Borrowers, and

                          (B) are in accordance with the recommendations (if any) contained in that review.

          (o) (Authorisations) Certified copies of each Authorisation from a Government Agency (including the Foreign Investments Review Board) in relation to the Relevant Documents, the Mine and the Project and evidence that each is in full force and effect and in unappealable form.

          (p) (Material adverse change) Since the date of this Agreement, in the opinion of each Participant and the Working Capital Facility Provider, there has been no material adverse change (or event which is reasonably likely to result in a material adverse change) in (i) the business or financial condition of a Relevant Company or a Sponsor from that represented in their latest published results or (ii) the economic or technical viability of the Project or the Mine or any material part thereof which is likely to have a Material Adverse Effect in relation to any Relevant Company, Sponsor or the Project.

          (q) (Technical Report) A report on the Project from the Technical Adviser.

          (r)     (Base Case Model):

                  (i) a computer disk containing a copy of the Base Case Model and the Initial Budget on the basis of assumptions agreed between the Borrowers and the Participants as at the date of this Agreement; and

                  (ii)    the Base Case Model projects that:

                          (A) DSCR for the Test Period for each Test Date falling on or after 30 September 2004 is at least 2.2; and

                          (B) LLCR for the first Test Date falling on or after 30 September 2004 is at least 2.2.

          (s) (Hedging Arrangements) Duly executed and stamped (if stamp duty is payable) counterparts of each document required to effect the Hedging Arrangements.

          (t) (Proven reserves) Confirmation by the Technical Adviser that all projected mine reserves included in the Base Case Model are categorised as "Proven" under the current Australian Code for Reporting of Mineral Resources and Ore Reserves, as set out in Appendix 5A of the ASX Listing Rules.

          (u) (Other documents) Other documents or evidence as the Agent may reasonably require, including satisfactory consent and tripartite deeds in relation to the taking or enforcement of security in respect of the Project Documents and copies of letters from each Borrower, the Operator and the Marketing Company to each insurer under any property loss or damage policy confirming their agreement to the matters set out in clause 17.2(k)(vi)(A) and (B) and acknowledgement by those insurers of receipt of those letters.

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15.2      CONDITIONS PRECEDENT TO FIRST SEGMENT OF TERM FACILITY

          The obligations of each Participant to make available the first Segment of the Term Facility is subject to the further conditions precedent that:

          (a) (Contribution to Project) the Agent receives, in form and substance satisfactory to it, evidence that the Borrowers have contributed a minimum of A$88,000,000 to the Project which has been spent on development of the Project or is forecast to be so spent in conjunction with the first drawdown; and

          (b) (Hedging) the Agent receives, in form and substance satisfactory to it, evidence that clause 21 has been complied with.

15.3      CONDITIONS PRECEDENT TO FIRST SEGMENT OF CONTINGENCY FACILITY

          The obligations of each Participant to make available the first Segment of the Contingency Facility is subject to the further condition precedent that the Agent receives, in form and substance satisfactory to it, evidence that:

          (a) (Term Facility fully drawn): the Term Facility has been fully drawn and no amounts have been prepaid or repaid under it; and

          (b) (Stage 1 Works): the Segment will be used only to fund the Stage 1 Works.

15.4      CONDITIONS PRECEDENT TO FIRST SEGMENT OF MINING UNIT FACILITY

          The obligations of each Participant to make available the first segment of the Mining Unit Facility are subject to the further condition precedent that the Agent receives, in form and substance satisfactory to it, evidence that the aggregate of:

          (a)     the aggregate Commitments under the Mining Unit Facility; and

          (b)     the Borrowers' respective MUR Balances,

          at least equal the price payable under the Stage 2 Works Contract (net of all payments and prepayments made in respect of that price on or before the proposed Drawdown Date).

15.5      CONDITIONS PRECEDENT TO EACH SEGMENT

          The obligations of each Participant and the Working Capital Facility Provider to make available each Segment are subject to the further conditions precedent that:

          (a) (Representations true) the representations and warranties by each Relevant Company and, at any time prior to the Sponsor Release Date, each relevant Sponsor in the Transaction Documents are true as at the date of the relevant Drawdown Notice or Selection Notice and the relevant Accommodation Date as though they had been made at that date in respect of the facts and circumstances then subsisting;

          (b) (No default) no Event of Default or Potential Event of Default subsists at the date of the relevant Drawdown Notice or Selection Notice and the relevant Accommodation Date or will result from the provision of the Segment; and

          (c) (Authorisation) all necessary Authorisations for the provision of that Segment have been obtained.

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16.       REPRESENTATIONS AND WARRANTIES

16.1      REPRESENTATIONS AND WARRANTIES

          Each Borrower, the Operator and the Marketing Company makes the following representations and warranties for the benefit of the Agent and each of the Participants and the Working Capital Facility
          Provider:

          (a) (Status) It is a corporation validly existing under the laws of the place of its incorporation specified in this Agreement.

          (b) (Power) It has the power to enter into and perform its obligations under the Relevant Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

          (c) (Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of the Relevant Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

          (d) (Documents binding) Each Relevant Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, subject to the application of equitable principles and any necessary stamping and registration. The Facility Securities granted as security for the payment by it of the Secured Money payable by it are effective security over the Mortgaged Property mortgaged or charged by the relevant Facility Security with the priority stated. Each material Project Document and each material Works Document is legal, valid, binding and enforceable against the parties to it other than the other Borrower, the other Borrower's Shareholders or the other Borrower's Relevant Sponsor.

          (e) (Relevant Documents) Each Relevant Document has been or will be duly stamped and, if applicable, registered, filed or lodged with the appropriate Government Agency.

          (f) (Transactions permitted) The execution and performance by it of the Relevant Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not violate in any respect a provision of:

                  (i) a law or treaty or a judgment, ruling, order or decree of a Government Agency binding on it;

                  (ii)    its constitution or other constituent documents; or

                  (iii) any other document or agreement which is binding on it or its assets,

                  non-compliance with which is likely to have a Material Adverse Effect, and, except as provided by the Relevant Documents, did not and will not:

                  (iv) create or impose a Security Interest on any of its assets; or

                  (v) allow a person to accelerate or cancel an obligation with respect to Finance Debt, or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Finance Debt, whether immediately or after notice or lapse of time or both.

          (g)     (Accounts)

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (i) Its most recent audited Accounts give a true and fair view of the matters with which they deal.

                  (ii) There has been no subsequent change in its state of affairs which may have a Material Adverse Effect in relation to it.

                  (iii) Those Accounts comply with current accounting practice except to the extent disclosed in them and with all applicable laws.

                  (iv) All material Finance Debt and other material contingent liabilities are disclosed in those Accounts. In any event, it has disclosed to the Agent all material details of any Finance Debt existing on the first Drawdown Date and it has incurred no other Finance Debt.

          (h) (No litigation) No litigation, arbitration, Tax claim, dispute or administrative or other proceeding involving it or (to the best of its knowledge, if it is a Borrower) the Operator is current or pending or, to its knowledge, threatened, which is likely to have a Material Adverse Effect in relation to it.

          (i)     (No default)

                  (i) There is no existing Event of Default or Potential Event of Default in respect of it or, to its knowledge, otherwise.

                  (ii) It is not in default and, to its knowledge, no other person is in default under any Project Document and no event has occurred in respect to it or, to its knowledge, any other person which is likely to result in the cancellation, termination, forfeiture or suspension of such document.

          (j) (Authorisations) Each Authorisation which is required in relation to:

                  (i) the execution, delivery and performance by it of the Relevant Documents to which it is expressed to be a party and the transactions contemplated by those documents;

                  (ii)    the validity and enforceability of those documents;

                  (iii) the conduct of the Project in accordance with the Project Documents;

                  (iv) the performance of the Works in accordance with the Works Documents; or

                  (v) its business or the business of the Project as now conducted or contemplated and which is material (including under Environmental Law),

                  the non-granting of which is likely to have a Material Adverse Effect in relation to it, has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

          (k) (No misrepresentation) All Specified Information provided by it to the Agent or the Participants is true in all material respects when provided and, when taken as a whole, at the date of this Agreement. Neither the Specified Information provided by it nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by the Relevant Documents, was or is misleading, by omission or otherwise.

          (l) (Documents disclosed) Each relevant material agreement or document to which it is a party, Relevant Document and document or agreement to which it is a party and which is

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  material to the Relevant Documents or which has the effect of varying a Relevant Document has been disclosed to the Agent in writing.

          (m) (Copies of documents) All copies of documents (including its latest audited accounts and all Authorisations) given by it or on its behalf to the Agent are true and complete copies. Those documents are in full force and effect.

          (n) (Title) It is the sole beneficial owner of all material assets included in its latest audited Accounts free of any other third party right, claim or interest whatever, other than:

                  (i) Security Interests permitted by clause 17.1(f) (Negative pledge);

                  (ii)    the Facility Securities ; and

                  (iii) in the case of a Borrower, the rights of the other Borrower and the Operator under the Joint Venture Agreement and the Cross Charges.

                  This representation extends to each Borrower's ownership of an interest in the Project and the benefit of rights conferred on it under the Project Documents.

          (o) (Law) It has complied with all Laws (including any law relating to Tax and any Environmental Law) binding on it where breach may have a Material Adverse Effect.

          (p) (Environmental Law) To its knowledge no act or omission has occurred and there is no circumstance relating to its assets or its business, or the assets or business of the Project which has given rise or may give rise to:

                  (i)     a substantial claim against it or the Operator;

                  (ii) a requirement of substantial expenditure by it or the Operator; or

                  (iii) a requirement that it or the Operator ceases or substantially alters any activity, under Environmental Law.

                  Without limitation, to its knowledge none of its assets is contaminated (within the meaning of applicable Environmental
                  Law) beyond the limits imposed by any relevant Authorisations, all assets are within applicable environmental standards and all emissions and discharges are within standards or limits imposed by all relevant laws and Authorisations.

          (q) (Trust) It does not hold any assets as the trustee of any trust, except in the case of the Operator, those assets which the Operator may from time to time hold as trustee for the Borrowers in the ordinary course of the conduct of the Project.

          (r) (No Liquidation) It is not in Liquidation and, to the best of its knowledge, no steps have been taken in relation to its Liquidation.

          (s) (Participating Interest) To the best of its knowledge, the percentage interests of the Borrowers in the Project are accurately stated in the definition of Participating Interest.

          (t) (Solvency) It is solvent (within the meaning of the Corporations Act).

          (u) (No immunity) Neither it nor any of its assets is immune from suit or execution.

          (v)     (No other business) It:

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (i) conducts no business other than the business in respect of the Project contemplated by the Project Documents and the Works Documents;

                  (ii) has no assets other than those encumbered by the Facility Securities; and

                  (iii)   has no Subsidiaries.

          (w) (Tax losses) It has not transferred a Tax loss to any of its Related Entities except where it has complied with clause 17.1(r).

16.2      SPONSOR REPRESENTATIONS AND WARRANTIES

          Each Sponsor makes the following representations and warranties for the benefit of the Agent, each of the Participants and the Working Capital Facility Provider:

          (a) (Status) It is a corporation validly existing under the laws of the place of its incorporation specified in this Agreement.

          (b) (Power) It has the power to enter into and perform its obligations under the Relevant Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

          (c) (Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of the Relevant Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

          (d) (Documents binding) Each Relevant Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, subject to the application of equitable principles and any necessary stamping and registration.

          (e) (Transactions permitted) The execution and performance by it of the Relevant Documents to which it is expressed to be a party and each transaction contemplated to be conducted by it under the Relevant Documents to which it is a party did not and will not violate in any respect a provision of:

                  (i) a law or treaty or a judgment, ruling, order or decree of a Government Agency binding on it;

                  (ii)    its constitution or other constituent documents; or

                  (iii) any other document or agreement which is binding on it or its assets, non-compliance with which is likely to have a Material Adverse Effect.

16.3      RELIANCE ON REPRESENTATIONS AND WARRANTIES

          Each Borrower, each Sponsor, the Operator and the Marketing Company acknowledges that the Participants, the Working Capital Facility provider and the Agent have entered this Agreement in reliance on the representations and warranties by it in clause 16.1 or 16.2.

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17.       UNDERTAKINGS

17.1      GENERAL UNDERTAKINGS

          Each Borrower, the Operator and the Marketing Company undertakes to the Agent, the Working Capital Facility Provider and each Participant that, unless all Participants and the Working Capital Facility Provider otherwise consent.

          (a) (Corporate reporting and information) It will provide or cause to be provided to the Agent in sufficient copies for the Participants and the Working Capital Facility Provider:

                  (i) (annual Accounts) as soon as practicable (but within 90 days) after the close of each of its financial years, copies of its audited Accounts in respect of that financial year (including a reconciliation with the semi-annual accounts previously provided in respect of that financial year);

                  (ii) (semi-annual Accounts) as soon as practicable (but within 60 days) after the first half of each of its financial years, copies of its unaudited Accounts in respect of that half-year, to be certified by 2 directors (or the sole director and secretary) of the Borrower;

                  (iii) (information provided to ASX) to the extent not already provided under this paragraph (a), within 7 days of issue, copies of all reports and press releases made by it (if any) to Australian Stock Exchange Limited;

                  (iv) (documents issued to shareholders and creditors) promptly, all documents provided by it to holders of Marketable Securities issued by it or to its creditors as required by Law;

                  (v) (litigation) promptly, written particulars of any litigation, arbitration, Tax claim, dispute or administrative or other proceeding in relation to it which:

                          (A)   is or relates to a claim of A$500,000 or more;
                                or

                          (B) if adversely determined, is likely to have a Material Adverse Effect in relation to it.

                  (vi) (dealings with Government Agencies) promptly, any notice, order or material correspondence from or with a Government Agency which may have a Material Adverse Effect in relation to it;

                  (vii) (notices) promptly, material notices (including notices to make payments under the Project Documents) received by it from any Relevant Company or Government Agency; and

                  (viii) (other information) promptly, any other information in relation to its financial condition or business which the Agent may reasonably request.

          (b) (Accounting principles) It will ensure that all Accounts provided to the Agent under paragraph (a):

                  (i) comply with current accounting practice applied except to the extent disclosed in them and with all applicable laws; and

                  (ii) give a true and fair view of the matters with which they deal.

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          (c)     (Authorisations)  It will ensure that each Authorisation
                  required for:

                  (i) the execution, delivery and performance by it of the Relevant Documents to which it is expressed to be a party and the transactions contemplated by those documents; and

                  (ii)    the validity and enforceability of those documents,

                  the non-maintenance of which is likely to result in Material Adverse Effect in relation to it, is obtained and promptly renewed and maintained in full force and effect. It will pay all applicable fees for them.

          (d) (Notice to Agent) It will notify the Agent as soon as it becomes aware of:

                  (i) any Event of Default or Potential Event of Default or any default or potential default under the Relevant Documents;

                  (ii) any proposal by a Government Agency to acquire compulsorily a material part of its assets or business;

                  (iii) any dispute with a Government Agency or a Relevant Company which, if adversely determined against it, is likely to have a Material Adverse Effect; and

                  (iv) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer appointed, and, where requested by the Agent, evidence satisfactory to the Agent of the authority of any Authorised Officer.

          (e) (Disposal of assets) It will not sell or otherwise dispose of, part with possession of, or create an interest in, all or a substantial part of its assets over A$500,000 (or its equivalent) or agree or attempt to do so (whether in one or more related or unrelated transactions) except for sales of coal in the ordinary course of business.

          (f) (Negative pledge) It will not create or allow to exist a Security Interest over any of its assets other than:

                  (i)     the Facility Securities;

                  (ii)    the Cross Charges;

                  (iii) liens securing money owing in respect of services provided in the ordinary course of business where there is no default in connection with those moneys, provided that the liens do not secure any indebtedness for borrowed money and do not encumber assets with an aggregate book value of more than A$500,000; and

                  (iv) liens arising by operation of law which do not secure Finance Debt and where there is no default in payment of the moneys secured by the liens.

          (g) (Inspections) It will permit each Participant on reasonable notice to inspect its premises and records in accordance with applicable health and safety laws and site procedures and provided such inspection does not cause undue disruption to normal operations of the Project.

          (h)     (Single purpose)  It will:

                  (i)     ensure that its only business is the Project, and

                  (ii)    not acquire any Subsidiaries.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (i) (Corporate existence) It will do everything necessary to maintain its corporate existence in good standing. It will not transfer its jurisdiction of incorporation or enter any merger or consolidation.

          (j) (Compliance with Law) It will comply fully with all laws (including Environmental Laws) binding on it, in all material respects.

          (k) (Distribution) It will not declare or pay any dividends or make any Distributions to its shareholders (including payments of or relating to subordinated debt):

                  (i) at any time, if any Event of Default under clause 18.1 in relation to it or under clause 18.2 or Potential Event of Default under clause 18.1 in relation to it or under clause 18.2 is subsisting; or

                  (ii)    at any time (not being a Test Date), if Lock-Up was in
                          effect on the immediately preceding  Test     Date; or

                  (iii)   on any Test Date, if either:

                          (A)   Lock-Up is in effect on that Test Date; or

                          (B) not all certificates have been delivered in respect of that Test Date which are required to be delivered under paragraph 17.2(a)(ix); or

                  (iv) at any time between a Test Date and the delivery in respect of that Test Date of all certificates which are required to be delivered under paragraph 17.2(a)(ix) in respect of that Test Date; or

                  (v) prior to the Conversion Date, unless the following conditions are satisfied:

                          (A) no Event of Default under clause 18.1 in relation to it or under clause 18.2 or Potential Event of Default under clause 18.1 in relation to it or under clause 18.2 is subsisting;

                          (B) the Distribution is paid in accordance with clause 20.3; or

                  (vi) following the Conversion Date, if any Bank Account is not fully funded.

          (l) (Payment of Taxes and outgoings) It will pay all Taxes payable by it when due, other than Taxes which are being contested in good faith in accordance with appropriate procedures and which are not required to be paid before being contested, and all outgoings and other indebtedness when due.

          (m) (Constituent documents) It will not amend its constituent documents if that amendment is likely to have a Material Adverse Effect.

          (n) (Auditors) It will ensure that its auditors are not replaced except by another firm of auditors reasonably acceptable to the Agent.

          (o) (Bank Accounts) It will operate its Bank Accounts in accordance with the provisions of the Transaction Documents.

          (p) (Hedging) It will comply with the relevant provisions in the Transaction Documents in relation to hedging arrangements.

          (q) (Finance Debt) Other than Permitted Debt, it will not incur Finance Debt.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (r) (Tax losses) It will not transfer a Tax loss to any of its Related Entities unless and until an amount equal to the value of that loss has been deposited into its Proceeds Account.

          (s) (Books of account) It will keep proper books of account in accordance with applicable law and sound business and accounting practice.

          (t) (Tax consolidation) If the New Business Tax System (Consolidation) Bill (No.1) 2002 is passed into law it will, if it is or becomes a member of a consolidated group for tax purposes:

                  (i) promptly enter into a tax sharing agreement which satisfies the exception to joint and several liability as contemplated by that Bill and the enacted legislation and is otherwise satisfactory to the Participants and the Working Capital Facility Provider;

                  (ii) not amend or vary that tax sharing agreement without the consent of the Agent; and

                  (iii) ensure that its relevant Related Entity (as required by the legislation) submits a copy of that tax sharing agreement to the Australian Taxation Office within 14 days of execution, or within such other time as is required by the legislation.

          (u) (Thin Capitalisation) It will not enter into any arrangement which would breach Division 820 of the Income Tax Assessment Act 1997 or would result in a loss of deductibility for interest under that Division.

17.2      UNDERTAKINGS RELATING TO PROJECT AND JOINT VENTURE

          Each Borrower, the Operator and the Marketing Company undertakes to the Agent and each Participant and the Working Capital Facility Provider that, unless all Participants and the Working Capital Facility Provider otherwise consent:

          (a) (Corporate and Joint Venture reporting and information) It will provide or cause to be provided to the Agent in sufficient copies for the Participants and the Working Capital Facility Provider:

                  (i) (audited Joint Accounts) within 90 days of the end of the Joint Venture's financial year, a copy of the audited Joint Accounts (together with a reconciliation with the semi-annual accounts previously provided in respect of that financial year prepared by the Operator but not audited), and the audited Accounts of the Marketing Company and the Operator;

                  (ii) (unaudited Joint Accounts) within 60 days of the end of each financial half year of the Joint Venture, the unaudited Joint Accounts and the Marketing Company's Accounts and the Operator's Accounts;

                  (iii) (budgets and cash flow comparison) no later than the end of each financial year of the Joint Venture, the proposed Budget and Program for the following financial year and within 30 days thereafter a comparison of actual cash flow against Budget for the previous year;

                  (iv) (update of budgets) updates of the Budgets referred to in sub-paragraph (iii) if there have been material changes to them;

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                  (v)     (Commercial reports) operational reports for the Mine
                          including progress reports as to the Works and reports as to customer intent with regard to Sales Agreements:

                          (A)   monthly, until the Sponsor Release Date; and

                          (B) after the Sponsor Release Date, at least quarterly;

                  (vi) (litigation) promptly, written particulars of any litigation, arbitration, Tax claim, dispute or administrative or other proceeding in relation to the Project which:

                          (A)   is or relates to a claim of A$500,000 or more;
                                or

                          (B) if adversely determined, is likely to have a Material Adverse Effect in relation to the Project.

                  (vii) (dealings with Government Agencies) promptly, any notice, order or material correspondence from or with a Government Agency relating to the Project which may have a Material Adverse Effect in relation to the Project;

                  (viii) (environmental documents) promptly after lodgement, copies of all material environmental compliance reports or certificates;

                  (ix) (DSCR and other calculations) in the case of each Borrower, within 60 days after each Test Date, a certificate signed by two of its Authorised Officers (at least one whom is a director):

                          (A) containing the Operator's calculation of DSCR, FDSCR, LLCR and RLCR for that Test Date, and setting out in each case full details of all calculations;

                          (B) stating the balances of all Bank Accounts established by it as at that Test Date and the date of issue of the certificate;

                          (C) confirming its compliance with the Approved Hedging Policy and the Hedging Arrangements maintained by it in accordance with clause 21; and

                          (D) repeating on its behalf as at the date of issue of the certificate all its representations and warranties under this Agreement; and

                  (x) (other information) promptly, any other information in relation to the Project which the Agent may reasonably request.

                  The information to be provided under paragraphs (iv), (v),
                  (vi) and (ix) may, at the option of the Operator, be comprised in one or more individual reports.

          (b) (Accounting principles) It will ensure that all Accounts provided to the Agent under paragraph (a):

                  (i) comply with current accounting practice applied except to the extent disclosed in them and with all applicable laws; and

                  (ii) give a true and fair view of the matters with which they deal.

          (c)     (Maintenance of Project Documents) it will not at any time:

                  (i) terminate, repudiate, rescind, cancel, avoid, forfeit, discharge (otherwise than by performance), revoke, amend or vary any of the provisions of any of the Project

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                          Documents, Works Documents or Tenements or
                          grant any material waiver, time or indulgence in respect of any of the foregoing or enter into any document or agreement which in any way may have the effect of derogating from any of the foregoing; or

                  (ii) by an act or omission give or cause circumstances to arise which would give (with the giving of notice or lapse of time or both or otherwise) any other party legal grounds to terminate, repudiate, forfeit, cancel, rescind, discharge (otherwise than by performance), revoke or avoid any provision of any Project Document, Works Document or Tenement as against that Borrower, so as to diminish materially its ability to perform its financial obligations under any Transaction Document or materially adversely affect the security of the Participants, or fail to renew any of the Tenements.

          (d)     (Compliance with documents) it will:

                  (i)     comply with its obligations, and

                  (ii)    exercise its rights

                  under the Project Documents, Works Documents and Tenements.

          (e) (Project operations) it will vote its interest and otherwise participate in the Joint Venture and the Project in accordance with policies which a good and prudent operator would adopt for maintaining and operating the Mine;

          (f) (Continuity of operations) it will vote its interest and otherwise participate in the Joint Venture and the Project so as to ensure that at all times prior to repayment in full of the Secured Money the Mine continues in operation and is not abandoned;

          (g) (Cash calls) it will duly and punctually pay or cause to be paid all Called Sums (as defined in the Joint Venture Agreement) which it is obliged to pay under the Joint Venture Agreement and any debt accrued under clause 9.2 of the Joint Venture Agreement;

          (h) (Title retention) it will not enter into any agreement with respect to the acquisition of Project Assets on title retention terms, except in the ordinary course of trading;

          (i) (Mine expansion) it will elect not to contribute towards any expansion of the Mine and it will vote its interest in the Joint Venture against any such expansion unless that expansion has been approved by the Agent;

          (j) (Partitioning dilution or disposal) it will not undertake, or agree to, or take any action to facilitate or permit, the partitioning of the Project Assets or any of them or the sale or disposal of, or creation of any interest in, any such Project Assets or its interest in such Project Assets, other than:

                  (i) the sale or other disposal of assets which in the good faith opinion of the Operator are no longer required for the purposes of the Joint Venture (either because of the acquisition of a replacement or otherwise);

                  (ii) the sale or other disposal of land to Government Agencies solely for the purposes of the establishment of infrastructure for the Project;

                  (iii) the sale or other disposal of coal in the ordinary course of trading;

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (iv) the creation of any Security Interest permitted by this Agreement; or
                  (v) any sale or other disposal permitted under this Agreement;

          (k)     (Insurance)

                  (i) (general obligations) it will (or will procure that the Operator) at its own cost and in the name of itself and the Security Trustee, for their respective rights and interests:

                          (A) insure such of its interest in the Project Assets and the Project as is of an insurable nature and keep it insured; and

                          (B) take out public risk insurance with respect to the Project,

                          in such manner, to such extent, and on such terms as agreed between the Opertaor and the Agent (following consultation with the independent insurance adviser referred to in clause 15.1(n)(i)) prior to the first Drawdown Date and will not change or agree to change the manner, extent or terms of such insurance in any material respect without the prior consent of the Agent following consultation with a reputable independent insurance broker (such consent not to be unreasonably withheld);

                  (ii) (additional insurance) it will (or will procure that the Operator) at its own cost and in the name of itself and the Security Trustee, for their respective rights and interests effect such further or additional insurance in a manner, extent and on terms as may from time to time be reasonable and customary for a prudent operator in the Australian coal mining industry for mines and mining facilities of substantially comparable type and scale;

                  (iii) (payment of premiums) it will duly and punctually pay all premiums, stamp duties and other expenses necessary for effecting and maintaining in force each Insurance Policy;

                  (iv) (no prejudicial action) it will not do, permit, or omit to do, anything which may prejudice an Insurance Policy;

                  (v) (insurers) it will take out each Insurance Policy with its current insurers or other reputable insurers;

                  (vi) (terms of policy) it will procure that each Insurance Policy provides that:

                          (A) the Security Trustee is named as loss payee in respect of insurances of property of that Borrower;

                          (B) the proceeds of any loss in respect of insurance of property of that Borrower shall be paid to the Proceeds Account;

                          (C)   rights of the insurers to set-off or
                                counterclaim or to make any other deduction or withholding as against the Indemnified Parties are waived;

                          (D) all claims for insurance premiums or commissions or additional premiums or assessments against the Security Trustee and all persons claiming under the Security Trustee are waived;

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                          (E)   any loss payable to the Security Trustee shall
                                be payable notwithstanding any breach of any warranty, declaration or condition in any policy or insurance by any other insured or any misrepresentation or non-disclosure by any other insured;

                          (F) the insurer will not terminate the policy unless the relevant default or breach remains unremedied for at least 14 days after notice by the insurer to the Agent specifying the default or breach;

                          (G) to the extent that the policy covers the interest of an Indemnified Party, the insurer will not refuse or reduce a claim or cancel or avoid the policy solely on the grounds of any breach of any warranty, declaration or condition by any other insured or any misrepresentation or non-disclosure by any other insured except where the right to do so results from the fraud of that Indemnified Party; and

                          (H) if the relevant asset is to be replaced or reinstated then a claim for replacement or reinstatement value will be paid, otherwise the amount payable under the policy will not be less than the indemnity value of the asset at the time of the event giving rise to the claim.

                  (vii) (averaging) it will use reasonable endeavours to ensure that there is no averaging policy in any Insurance Policy;

                  (viii) (remedy of default) if default is made by a Borrower in effecting or keeping up any Insurance Policy, any Insurance Policy from any cause becomes void or voidable or the Agent determines that the insurer under a policy may not be capable of meeting a claim, the Agent may, but without any obligation so to do, effect and keep up that Insurance Policy or take out a new policy at the cost of that Borrower and that Borrower shall forthwith upon demand repay to the Agent all premiums and other money from time to time paid or payable by the Agent in respect of that Insurance Policy;

                  (ix) (make claims) if its Facility Security is enforced it will do all things necessary and provide all documents, evidence and information necessary to enable the Security Trustee to collect or recover any moneys due or to become due in respect of any Insurance Policy;

                  (x) (notice of claim) it will as soon as possible in the circumstances after it becomes aware of such an event notify the Agent of the occurrence of any event giving rise to a claim under an Insurance Policy in excess of A$500,000;

                  (xi) (settlement of claims) if an Event of Default shall be subsisting the Security Trustee in conjunction with that Borrower may make, enforce, settle or compromise any such claim in respect of such insurance and demand, sue for, recover, receive and give discharge for all moneys payable by virtue of any such claim and shall inform the Agent of any such action;

                  (xii) (cancellation) it will not cause or take any steps to bring about the cancellation, material change or reduction of any Insurance Policy unless it has given at least 60 days prior written notice to the Agent; and

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (xiii) (annual statements) it will, on renewal of an Insurance Policy, deliver to the Agent in sufficient copies for all Participants a report from its brokers or insurers as to such Insurance Policy setting out such details as the Agent shall reasonably require including the following:

                          (A)   the types and amounts of cover;

                          (B)   the insurers;

                          (C) the claims made or paid during that year or any circumstances which have arisen allowing a claim to be made; and

                          (D) a statement that the Insurance Policy is in full force and effect and all premiums paid;

                  (xiv) (Market Capacity) Notwithstanding the provisions of this clause 17.2(k), each Borrower, the Operator and the Marketing Company shall not be in breach of its obligations under this clause 17.2(k), to the extent that and for so long as:

                          (A) insurances on the terms as required to be taken out or maintained under this clause 17.2(k) are not, in the opinion of the Agent (following consultation with its independent insurance adviser), available on reasonable commercial terms in the insurance market; or

                          (B) the Agent otherwise agrees to waive the benefit of such obligation.


          (l) (Sales Agreements) it will notify (or ensure that the Marketing Company notifies) the Agent:

                  (i) of each new Sales Agreement, specifying the buyer, the term, and the tonnage and source of the coal to be sold; and

                  (ii) each time a Sales Agreement to which it is a party (or to the benefit of which it is entitled) is renewed or extended or is amended as to the buyer, the term or the tonnages of coal to be sold, giving particulars of the renewal, extension or amendment.

                  Notification under this paragraph (l) will be made by means of inclusion in the reports referred to in clause 17.2(a)(v).

          (m) (Information) it will ensure that it or the Operator fully informs the Agent as soon as it or the Operator (as the case may be) becomes aware of the same of:

                  (i) (Security Interest enforceable) any Security Interest over any of its interest in the Project Assets or the Project becoming enforceable;

                  (ii) (Joint Venture default) the giving or receipt by any Borrower of any notice in terms of clause 14.1 of the Joint Venture Agreement;

                  (iii) (Project Document or Works Document default) any material breach or failure to perform or observe any obligation on the part of any party under any Tenement, any Project Document or any Works Document;

                  (iv) (claim) any claim or demand made by any person in respect of the Project which claim or demand is likely to have a Material Adverse Effect in relation to it;

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                  (v)     (material adverse change) any change in the condition
                          or operation of the Mine which is likely to have a Material Adverse Effect in relation to it; and

                  (vi) (Mine Expansion) any proposal of any expansion of the Mine which is presented for approval by the Joint Venturers under the Joint Venture Agreement; and

                  (vii) (other information) it will give to the Agent such other information concerning the Project and available to it which the Agent may reasonably request;

          (n) (Leases of Key Equipment) it will not enter into any Lease of Key Equipment or its interest in any Key Equipment or use Key Equipment in connection with the Project which is subject to a Lease other than the equipment which is currently leased under the hire agreement entitled ARO Series 40 REMLB-AWT Roof Bolter dated 4 May 2001 between Namoi Hunter Pty Limited and Hydramatic Engineering Pty Limited or any Lease of Key Equipment which replaces such leased Key Equipment or as otherwise approved by the Agent;

          (o) (Authorisations, registration) it shall use its best endeavours to ensure that::

                  (i) all Authorisations as may be required under applicable law:

                          (A) for the operation of the Mine and the rail transport of coal:

                          (B) for the sale or other disposal of coal produced at the Mine for export or otherwise; or

                          (C) for the enforceability of the Tenements or the performance and enforceability of the Project Documents or the Works Documents;

                          are when necessary duly obtained and maintained in full force and effect; and

                  (ii) all material conditions with respect to such Authorisations are duly and punctually complied with.

          (p) (pay Project Taxes) it will duly and punctually pay or cause to be paid when due all Project Taxes payable by it and, in the case of Project Taxes payable by the Operator in the proportion for which it is liable under the Joint Venture Agreement;

          (q) (compliance with laws) it will vote its interest in the Joint Venture and do all such other things as are within its power as a Joint Venturer so as to ensure that all laws (including environmental laws) applicable to it or to the Joint Venturers (as such) or the Project now or in the future in force and that all requirements, legally binding on it, the Joint Venturers (as such) or the Project, of any Governmental Agency are duly and punctually complied with;

          (r)     (Project books) it will ensure that:-

                  (i) separate and complete books, accounts and records are kept relating to the operations and business of the Joint Venture and the Project Assets and its interest in the Project Assets and the Project, including all costs incurred under the Joint Venture Agreement; and

                  (ii) such of those books, accounts and records and of all other documents relating to the Joint Venture or Project are kept at an address notified to the Agent;

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          (s)     (inspection) it will permit representatives of the Agent or any of the Participants (or any accountants, engineers or other experts designated by the Agent or that Participant, respectively) to visit and inspect all of the Project Assets and the records maintained under paragraph (r) at such times and as often as may reasonably be requested provided such representatives or experts comply with applicable health and safety laws and site procedures and do not cause undue disruption to normal operation of the Project;

          (t) (marketing) so far as is reasonably open to it will take action to ensure that coal produced by or for it from the Mine is marketed in a commercially reasonable manner, including without limitation the seeking of renewals of existing contracts where appropriate;

          (u) (change of Operator) it will not remove the Operator as an operator of the Joint Venture or vote for or suffer such removal except in accordance with the Joint Venture Agreement as at the date of this Agreement or as amended with the consent of the Agent acting on the instructions of the Majority Participants;

          (v) (Project Assets) it will vote its interest and otherwise do everything within its power to ensure that the Project Assets are kept in good repair and good working order in accordance with good operating practice;

          (w) (Stage 2 Works Contract) it will not enter into (or permit the Operator to enter into) the Stage 2 Works Contract except with the prior written approval of the Agent, acting on the instructions of the Majority Participants, not to be unreasonably withheld.

          (x) (Ventilation approvals) it will ensure that all Authorisations and other consents, approvals or other arrangements necessary to construct a ventilation shaft from the land subject to CL 382 to the land subject to MPL 343 are obtained and effected as and when required in order to maintain production from the Mine as projected in the Base Case Model.

17.3      TERM OF APPLICATION OF UNDERTAKINGS

          Any undertakings by each Borrower in this Clause 17 will bind it from the date of this Agreement and so long as that Borrower's Portion of any amount of principal is outstanding or any other amount due by that Borrower under this Agreement is outstanding or any of that Borrower's Portion of the Total Commitments for any Facility is in force.

18.       EVENTS OF DEFAULT

18.1      EVENTS OF DEFAULT RELATING TO INDIVIDUAL BORROWERS

          Each of the following is an Event of Default (whether or not it is in the control of any Relevant Company).

          (a) (Obligations under Transaction Documents) A Relevant Company or a Sponsor fails:

                  (i) to pay any amount payable by it under a Transaction Document when due;

                  (ii) to comply with any of its other obligations under a Relevant Document and, if that failure can be remedied within 10 Business Days (other than an undertaking which provides for an act to be done within a specified period), does not remedy the failure within that period; or

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                  (iii)   to satisfy within the time stipulated anything which
                          the Agent made a condition of its waiving compliance with a condition precedent or undertaking in a Transaction Document.

          (b) (Misrepresentation) A representation, warranty or statement by or on behalf of a Relevant Company or a Sponsor in a Transaction Document, or in a document provided under or in connection with a Transaction Document, is not true or is misleading in a material respect when made or repeated.

          (c) (Cross default) Any default occurs in respect of the payment by a Borrower of an amount of A$500,000 (or its equivalent) or more or such an amount becomes payable before its stated maturity or expiry, except where the Borrower exercises an optional right of prepayment or termination or any amount owing by a Borrower and secured by the Cross Charges in favour of the other Borrower is not paid when due.

          (d)     (Administration, winding up, arrangements, insolvency etc)

                  (i) An administrator of a Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor, is appointed.

                  (ii) Except for the purpose of a solvent reconstruction or amalgamation previously approved by the Agent:

                          (A) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting, an application to a court or other steps are taken for:

                                (1)     the winding up, dissolution or
                                        administration of a Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor; or

                                (2)     a Relevant Company or, prior to its
                                        release pursuant to clause 19.15, a
                                        Sponsor, entering into an arrangement,
                                        compromise or composition with or
                                        assignment for the benefit of its
                                        creditors or a class of them,

                                (other than frivolous or vexatious applications, proceedings, notices and steps) and such action is not discontinued, withdrawn or dismissed within 14 days of its commencement; or

                          (B) a Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor, ceases, suspends or threatens to cease or suspend the conduct of all or a substantial part of its business or disposes of or threatens to dispose of a substantial part of its assets.

                  (iii) A Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor:

                          (A) is, or under legislation is presumed or taken to be, insolvent; or

                          (B) stops or suspends or threatens to stop or suspend payment of all or a class of its debts.

          (e)     (Enforcement against assets)

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                  (i)     A receiver, receiver and manager, trustee or similar
                          officer is appointed to all or any of the assets and undertaking of a Relevant Company or, prior to its release pursuant to clause 19.15, assets comprising 10% or more of the total assets of a Sponsor, unless such appointment is contested in good faith by appropriate proceedings and such appointee is removed within 14 days of the appointment.

                  (ii)    A Security Interest becomes enforceable over:

                          (A) any assets of a Relevant Company having a value exceeding A$500,000 or, prior to its release pursuant to clause 19.15, assets comprising 10% or more of the total assets of a Sponsor;

                          (B) a material part of the undivided interest of a Relevant Company in the Joint Venture's property; or

                          (C) any assets of a Relevant Company which have been mortgaged or charged under a Facility Security.

                  (iii) Any distress or execution is levied upon or applied for over:

                          (A) a Relevant Company's assets for an amount of A$500,000 (or its equivalent) or more or, prior to its release pursuant to clause 19.15, assets comprising 10% or more of the total assets of a Sponsor;

                          (B) a material part of the undivided interest of a Relevant Company in the Joint Venture's property; or

                          (C) any Relevant Company's assets which have been mortgaged or charged under a Facility Security,

                          unless the levy or application is dismissed, discontinued, set aside or satisfied within 30 days or the Majority Participants are satisfied it is frivolous or vexatious.

          (f) (Reduction of capital) Without the prior consent of the Agent, a Relevant Company:

                  (i) reduces its capital (including a purchase of its shares or a redemption of redeemable shares);

                  (ii) passes a resolution to reduce its capital or to authorise it to purchase its shares or passes a resolution under chapter 2J of the Corporations Act or an equivalent provision, or calls a meeting to consider any such resolution; or

                  (iii) applies to a court to call any such meeting or to sanction any such resolution or reduction.

          (g) (Investigation) An investigation into all or part of the affairs of any Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor, commences under Division 1 of Part 3 of the Australian Securities and Investments Commission Act 2001 which, in the Majority Participants' reasonable opinion, is materially adverse to any Borrower's financial condition.

          (h) (Analogous process) Anything analogous to anything referred to in paragraphs (d) to (g) inclusive, or which has substantially similar effect, occurs.

          (i)     (Vitiation of documents)

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                  (i)     Any material provision of a Transaction Document is
                          terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

                  (ii) a party becomes entitled to terminate, rescind or avoid any such material provision; or

                  (iii) a Relevant Company alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

          (j) (Revocation of Authorisation) An Authorisation, approval or consent which is material to the Transaction Documents or the performance by a Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor, of its obligations under them is repealed, revoked or terminated or has expired, or is modified or amended or conditions are attached to it in a manner which the Majority Participants reasonably consider to be likely to have a Material Adverse Effect and is not replaced by another Authorisation, approval or consent reasonably acceptable to the Agent within 14 days.

          (k) (Material adverse change) Any other event or series of events, whether related or not, occurs in relation to a Relevant Company (including any change in the business, assets or financial condition of a Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor) which in the reasonable opinion of the Majority Participants is likely to have a Material Adverse Effect in relation to the Relevant Company or, prior to its release pursuant to clause 19.15, a Sponsor, and, if in the opinion of the Majority Participants such event or series of events is capable of remedy, the Relevant Company or Sponsor fails:

                  (i) within 30 days of receiving notice from the Agent of that event or series of events (providing reasonable details), to provide the Agent with a plan (including a timetable) to overcome or remedy that effect which is acceptable to the Majority Participants; or

                  (ii) to diligently implement that plan or to overcome or remedy that effect within the timetable specified in that plan.

          (l) (Change in control) There is a change in the control (as defined in s50AA of the Corporations Act) of a Relevant Company.

          (m)     (Compulsory acquisition)

                  (i) All or any material part of a Relevant Company's or, prior to its release pursuant to clause 19.15, a Sponsor's material property is compulsorily acquired by or by order of a Government Agency or under Law;

                  (ii) a Government Agency orders the sale, vesting or divesting of the property referred to in sub-paragraph
                          (i); or

                  (iii) a Government Agency takes a step for the purpose of any of the above or proposes or threatens to do any of the above.

18.2      General Events of Default

          Each of the following is an Event of Default (whether or not it is in the control of any Relevant Company).

          (a)     (Financial Ratios) If in respect of any Test Date:

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                  (i)     DSCR is less than 1.10;

                  (ii)    FDSCR is less than 1.10;

                  (iii)   LLCR is less than 1.25; or

                  (iv)    RLCR is less than 1.50.

          (b) (Revocation of Authorisation) An Authorisation, approval or consent which is material to the Project, a Project Document or a Works Document is repealed, revoked or terminated or has expired, or is modified or amended or conditions are attached to it in a manner which the Majority Participants reasonably consider to be likely to have a Material Adverse Effect in relation to both Borrowers or the Project and is not replaced by another Authorisation, approval or consent reasonably acceptable to the Agent within 14 days.

          (c) (Material adverse change) Any other event or series of events, whether related or not, occurs in relation to the Project which in the reasonable opinion of the Majority Participants is likely to have a Material Adverse Effect in relation to both Borrowers or the Project and, if in the opinion of the Majority Participants such event or series of events is capable of remedy, the Operator fails:

                  (i) within 30 days of receiving notice from the Agent of that event or events (providing reasonable details), to provide the Agent with a plan (including a timetable) to overcome or remedy that effect which is acceptable to the Majority Participants; or

                  (ii) to diligently implement that plan or to overcome or remedy that effect within the timetable specified in that plan.

          (d)     (Compulsory acquisition)

                  (i) All or any material part of the Joint Venture's property is compulsorily acquired by or by order of a Government Agency or under Law;

                  (ii) a Government Agency orders the sale, vesting or divesting of the property referred to in sub-paragraph
                          (i); or

                  (iii) a Government Agency takes a step for the purpose of any of the above or proposes or threatens to do any of the above.

          (e) (Governmental interference) A Law or anything done by a Government Agency in respect of the Project, the Project Documents or the Works Documents is likely to have, in the reasonable opinion of the Majority Participants, a Material Adverse Effect in relation to both Borrowers or the Project.

          (f)     (Environmental event)

                  (i)     Any person takes action;

                  (ii)    there is a claim; or

                  (iii) there is a requirement of expenditure or of cessation or alteration of activity,

                  under Environmental Law in respect of the Project or the Works , which in the reasonable opinion of the Majority Participants is likely to have a Material Adverse Effect in relation to both Borrowers or the Project.

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          (g)     (Insurance policy) Notice is given that any insurance policy effected under clause 17 is to be cancelled or materially adversely modified and is not replaced by a new policy reasonably satisfactory to the Agent (having regard to the provisions of Clause 17) prior to such cancellation or modification taking effect.

          (h)     (Removal of Operator)

                  (i) The Operator of the Project is removed or resigns and is not replaced by another operator reasonably acceptable to the Majority Participants within 30 days of its removal or resignation.

                  (ii) The Operator becomes a Subsidiary of a person which the Majority Participants reasonably consider to be unacceptable.

          (i)     (Abandonment of Project) The Project is abandoned.

          (j) (Project Document default) Any person defaults under any Project Document or Works Document and, if capable of remedy, the default is not remedied within 30 days or otherwise in accordance with a rectification proposal approved by the Agent which is being diligently pursued by the Borrowers to the satisfaction of the Agent and that failure, in the reasonable opinion of the Majority Participants, is likely to have a Material Adverse Effect in relation to both Borrowers or the Project.

          (k)     (Vitiation of documents)

                  (i) Any material provision of a Project Document or a Works Document is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

                  (ii) a party becomes entitled to terminate, rescind or avoid any such material provision;

                  (iii) a Relevant Company or a Sponsor alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph
                          (ii); or

                  (iv) a party to a Project Document or a Works Document (not being a Relevant Company or a Sponsor) claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph
                          (ii), and the Operator or a Borrower does not with 30 days of such claim being made provide to the Agent an opinion from senior counsel to the effect that the claim has negligible chance of success;

          (l) (removal of Tenements) Without replacement, any Mining Lease is forfeited, compulsorily acquired or terminated or substantially and adversely amended to such an extent as to remove substantially the benefit of such Mining Lease.

          (m) (closure of Mine) Other than by reason of Force Majeure, the Mine ceases to operate for a period in excess of 30 days.

          (n) (delay in the Works) Other than by reason of Force Majeure, delays equalling or exceeding 6 months in aggregate occur in completing the Works.

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          (o)     (Completion Date) Other than by reason of Force Majeure:

                  (i) Stage 1 Works Completion does not occur by 30 September 2003; or

                  (ii) Stage 2 Works Completion does not occur by 31 December 2005.

          (p) (Change in Joint Venturers) Without the prior consent of the Agent, there is a change in the identity or respective Participating Interests of the Joint Venturers except:

                  (i) where each Sponsor continues to guarantee its Relevant Borrower's Portion of the Secured Money under clause 19 ; or

                  (ii) a change in the identity or Participating Interest of a Borrower whose Relevant Sponsor has been released pursuant to clause 19.15.

18.3      TECHNICAL DEFAULT IN PAYMENT

          Failure by a Borrower to pay an amount due will not constitute an Event of Default under clause 18.1(a)(i) if:

          (a)     before the exercise of the Agent's powers under clause 18.4 or
                  18.5 the Borrower demonstrates to the satisfaction of the Agent that it had sufficient available funds with its bankers and had given appropriate instructions to those bankers to make that payment and that the payment would have been made but for temporary technical or administrative difficulties outside the control of the Borrower; and

          (b) payment is received in the manner required within 3 Business Days of the due date.

          The Agent need not wait for a demonstration under paragraph (a) before exercising its powers under clause 18.4 or 18.5.

18.4      CONSEQUENCES - INDIVIDUAL EVENT OF DEFAULT

          In addition to any other rights provided by Law or any Transaction Document, at any time after an Event of Default (whether or not it is continuing) specified in Clause 18.1 occurs in relation to a Borrower (the Defaulting Borrower), the Agent may and shall, if directed by the Majority Participants, do all or any of the following:

          (a) by notice to the Defaulting Borrower (copied to the Operator) declare the Secured Money payable by that Defaulting Borrower:

                  (i)     immediately due and payable; or

                  (ii)    on the demand of the Agent,

                  and the Defaulting Borrower shall pay the Secured Money payable by it immediately or on the demand of the Agent (as the case may be);

          (b) declare the Commitments and the obligations of the Participants insofar as they relate to the Defaulting Borrower to be terminated;

          (c) disallow any releases from the Bank Accounts to the Defaulting Borrower; or

          (d) enforce the Facility Securities in relation to the assets of the Defaulting Borrower.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

18.5      CONSEQUENCES - PROJECT EVENT OF DEFAULT

          In addition to any other rights provided by Law or any Transaction Document, at any time after an Event of Default (whether or not it is continuing) specified in Clause 18.2 occurs, the Agent may and shall, if directed by the Majority Participants, do all or any of the following:

          (a) by notice to the Operator declare the Secured Money payable by each Borrower:

                  (i)     immediately due and payable; or

                  (ii)    on the demand of the Agent,

                  and each Borrower shall pay the Secured Money payable by it immediately or on the demand of the Agent (as the case may be);

          (b) declare the Commitments and the obligations of the Participants to be terminated;

          (c)     disallow any releases from the Bank Accounts to the Borrowers;
                  or

          (d)     enforce the Facility Securities.-

18.6      NOTIFICATION BY AGENT

          (a) Where the Agent has received written notice stating (or, subject to clause 36.9(a), is otherwise actually aware) that an Event of Default or Potential Event of Default subsists in respect of one or more (but not all) Relevant Companies or Sponsors, the Agent shall promptly notify the other Relevant Companies or Sponsor, as applicable, of that Event of Default or Potential Event of Default. The Agent shall use reasonable endeavours to provide that notice before enforcing its rights in connection with that Event of Default or Potential Event of Default under any Transaction Document.

          (b) A failure by the Agent to comply with paragraph (a) will not provide any grounds for hindering, preventing or delaying the exercise of any rights or enforcement of any obligations under the Transaction Documents.

19.       GUARANTEE

19.1      INTERPRETATION

          Unless the context requires otherwise, in this clause a reference to:

          (a)     any person includes a Borrower; and

          (b) any document or agreement includes this Agreement and any other Transaction Document.

19.2      GUARANTEE

          Subject to clause 19.15, each Sponsor unconditionally and irrevocably guarantees the due and punctual payment of its Guaranteed Money. Each Sponsor enters into this Agreement for valuable consideration which includes the Indemnified Parties entering into this Agreement at its request.

19.3      PAYMENT

          (a) Subject to clause 19.15, on demand from time to time each Sponsor shall pay an amount equal to its Guaranteed Money then due and payable in the same manner and currency

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                  which its Relevant Borrower is required to pay the Secured
                  Money payable by its Relevant Borrower under the relevant Transaction Document (or would have been but for its Liquidation).

          (b) A demand need only specify the amount owing. It need not specify the basis of calculation of that amount.

19.4      UNCONDITIONAL NATURE OF OBLIGATION

          Neither this Agreement nor the obligations of a Sponsor under this Agreement will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve a Sponsor from any obligation. This includes the following:

          (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

          (b) any transaction or arrangement that may take place between any Indemnified Party and any person;

          (c)     the Liquidation of any person;

          (d) any Indemnified Party becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, deed of company arrangement, composition of debts or scheme of reconstruction by or relating to any person;

          (e) any Indemnified Party exercising or delaying or refraining from exercising or enforcing any document or agreement or any right, power or remedy conferred on it by law or by any document or agreement;

          (f) all or any part of any document or agreement held by any Indemnified Party at any time or of any right, obligation, power or remedy changing, ceasing or being transferred (this includes amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment or assignment);

          (g) the taking or perfection of any document or agreement or failure to take or perfect any document or agreement;

          (h) the failure by any person or any Indemnified Party to notify a Sponsor of any default by any person under any document or agreement or other circumstance;

          (i) any Indemnified Party obtaining a judgment against any person for the payment of any Guaranteed Money;

          (j) any legal limitation, disability, incapacity or other circumstance relating to any person;

          (k) any change in any circumstance (including in the members or constitution of any person);

          (l) any document or agreement is not executed by any person, or is not valid or binding on any person; or

          (m) any increase in the Guaranteed Money for any reason (including as a result of anything referred to above),

          whether with or without the consent of the Sponsor. None of the above paragraphs limits the generality of any other.

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19.5      PRINCIPAL AND INDEPENDENT OBLIGATION

          This clause is a principal and independent obligation. Except for stamp duty purposes, it is not ancillary or collateral to another document, agreement, right or obligation.

19.6      NO MARSHALLING

          No Indemnified Party is obliged to marshal or appropriate in favour of a Sponsor or to exercise, apply or recover:

          (a) any Security Interest, Guarantee, document or agreement (including any Transaction Document) held by an Indemnified Party at any time; or

          (b) any of the funds or assets that an Indemnified Party may be entitled to receive or have a claim on.

19.7      NO COMPETITION

          Subject to clause 19.15, until its Guaranteed Money has been irrevocably paid and discharged in full a Sponsor is not entitled to and shall not:

          (a) be subrogated to any Indemnified Party or claim the benefit of any Security Interest or Guarantee held by any Indemnified Party at any time;

          (b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment in the Liquidation of the Borrower, or any person who gives a Guarantee or Security Interest in respect of any Guaranteed Money; or

          (c) have or claim any right of contribution or indemnity from a Borrower, or any person who gives a Guarantee or Security Interest in respect of any Guaranteed Money.

          The receipt of any distribution, dividend or other payment by any Indemnified Party out of or relating to any Liquidation will not prejudice the right of any Indemnified Party to recover the Secured Money by enforcement of this Agreement.

19.8      SUSPENSE ACCOUNT

          Subject to clause 19.15, in the event of the Liquidation of a Sponsor's Relevant Borrower or any other person that Sponsor authorises each Indemnified Party to do the following until each Indemnified Party has been paid that Sponsor's Guaranteed Money in full:

          (a) prove in respect of all moneys which that Sponsor has paid that Indemnified Party under this Agreement; and

          (b)     (i)     retain and carry to a suspense account; and

                  (ii)    appropriate at the discretion of the Agent,

                  any dividend received in the Liquidation of that Sponsor's Relevant Borrower or any other person and any other money received in respect of that Sponsor's Guaranteed Money.

19.9      RESCISSION OF PAYMENT

          Subject to clause 19.15, whenever any of the following occurs for any reason (including under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (a) all or part of any transaction of any nature (including any payment or transfer) made during the term of this Agreement which affects or relates in any way to a Sponsor's Guaranteed Money is void, set aside or voidable;

          (b) any claim that anything contemplated by paragraph (a) is so upheld, conceded or compromised; or

          (c) any Indemnified Party is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

          each Indemnified Party will immediately become entitled against that Sponsor to all rights in respect of that Sponsor's Guaranteed Money and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. The relevant Sponsor shall indemnify each Indemnified Party on demand against any resulting loss, cost or expense. This clause continues until the obligations of the Sponsor terminate under clause 19.15.

19.10     INDEMNITY

          Subject to clause 19.15, if any Sponsor's Guaranteed Money (including moneys which would have been that Sponsor's Guaranteed Money if they were recoverable) is not recoverable from that Sponsor's Relevant Borrower for any reason that Sponsor shall indemnify each Indemnified Party on demand and shall pay that money to the relevant Indemnified Party on demand. The reason may include any legal limitation, disability, incapacity or thing affecting that Sponsor's Relevant Borrower or any failure to execute properly an agreement or document.

          This applies whether or not:

          (a) any transaction relating to that Sponsor's Guaranteed Money was void or illegal or has been subsequently avoided; or

          (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of any Indemnified Party.

19.11     CONTINUING GUARANTEE AND INDEMNITY

          The obligations of each Sponsor under this clause:

          (a)     are a continuing guarantee and indemnity;

          (b) will not be taken to be wholly or partially discharged by the payment at any time of any Guaranteed Money or by any settlement of account or other matter or thing; and

          (c) remains in full force until the Sponsor Release Date or, if earlier, the Sponsor's Guaranteed Money has been paid in full and the Sponsor has completely performed its obligations under this Agreement.

19.12     VARIATIONS

          This clause covers the Guaranteed Money of a Sponsor as varied from time to time including as a result of:

          (a)     any amendment to, or waiver under, any Transaction Document;
                  or

          (b) the provision of further accommodation to that Sponsor's Relevant Borrower,

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          and whether or not with the consent of or notice to that Sponsor. This does not limit any other provision.

19.13     JUDGMENT

          A judgment obtained against a Sponsor's Relevant Borrower will be conclusive against the Sponsor.

19.14     CONDITIONS PRECEDENT

          Any condition or condition precedent to the provision of financial accommodation is for the benefit of the Indemnified Parties and not the Sponsors. Any waiver of or failure to satisfy such a condition or condition precedent will be disregarded in determining whether an amount is part of the Guaranteed Money.

19.15     TERMINATION

          The obligations of a Sponsor under this clause shall terminate with effect on and from the Sponsor Release Date and, at the request of the Sponsor, the Indemnified Parties will provide a release and discharge of that Sponsor's obligations under this clause in a form acceptable to that Sponsor (acting reasonably) on the Sponsor Release Date, provided that on that date:

          (a) all representations and warranties by the Sponsor or the Sponsor's Relevant Borrower under Clause 16 are correct as if made on that date; and

          (b) no Event of Default or Potential Event of Default has occurred and is subsisting in relation to the Sponsor's Relevant Borrower.

          If the obligations of a Sponsor under this clause do not terminate and the Indemnified Parties do not provide a release and discharge to a Sponsor on the Sponsor Release Date because on that date the circumstances in paragraph (a) or (b) apply, the obligations of that Sponsor under this clause will terminate and the Indemnified Parties will provide such a release and discharge at the request of that Sponsor on the date which is 90 days after the Sponsor Release if, prior to that latter date, the Agent and the Majority Participants have not exercised any right under clause 18.4 or clause 18.5.

          Any termination, release or discharge will be without prejudice to any claims under this clause which have accrued prior to termination.

19.16     NO SET-OFF

          No Sponsor will exercise or seek to exercise or claim any set-off as between moneys payable to it by an Indemnified Party and the Guaranteed Money.

20.       BANK ACCOUNTS

20.1      PROCEEDS ACCOUNT

          (a) (Establishment) Each Borrower shall establish in its name the following Australian and US dollar accounts (together, the Proceeds Account for that Borrower) with the Agent:

                  (i)     an account styled:   [Name of Borrower] - AUD Proceeds Account; and

                  (ii)    an account styled:   [Name of Borrower] - USD Proceeds  Account.

          (b) (Terms) Each Proceeds Account established under paragraph (a) shall be on terms that:

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (i) subject to sub-paragraph (ii), an Authorised Officer of the relevant Borrower may authorise all withdrawals or transfers from the Proceeds Account which are in accordance with this Agreement; and

                  (ii) at any time while an Event of Default or Potential Event of Default subsists, the Agent may take exclusive control of the operation of the Proceeds Account by notice to the Borrower, subject to the provisions of this Agreement.

20.2      PAYMENTS INTO PROCEEDS ACCOUNT

          Each Borrower shall ensure that all money received or receivable by it from any source (including Segments and withdrawals from any other Bank Account) are paid directly to, or immediately credited forthwith on receipt of the same to, its Proceeds Account for the currency in which such money is denominated.

20.3      PAYMENTS OUT OF PROCEEDS ACCOUNTS

          Each Borrower may make withdrawals from its Proceeds Accounts (and may make transfers between its Proceeds Accounts as necessary for that purpose) from time to time to pay the following amounts in the following order of priority.

          (a) Project Costs (excluding capital costs) included in the Initial Budget (or any subsequent Budget) as and when they fall due and to repay indebtedness to its Shareholder or a Related Entity which has been used to pay Works Costs relating to the Stage 1 Works in an amount not exceeding A$8,100,000.

          (b) Project Taxes and Notional Project Taxes as and when they fall due.

          (c) Capital costs (other than financing costs) included in the Initial Budget (or any subsequent Budget) as and when they fall due.

          (d) Any operating or maintenance costs for the purposes of the Project (other than Project Costs under paragraph (a)) as approved by the Agent as and when they fall due.

          (e) Capital Costs (other than financing costs) not included in the Initial Budget (or any subsequent Budget) as approved by the Agent as and when they fall due.

          (f) Financing costs including Interest Expense, fees, costs and expenses payable under this Agreement or pursuant to any Hedging Arrangements (other than any Hedging Termination Payments) as and when they fall due.

          (g) On any Repayment Date, to pay any amounts falling due under clause 8.1 and clause 8.3 in respect of the Term Facility and the Mining Unit Facility.

          (h) On any Repayment Date, to pay any amounts falling due under clause 8.2 in respect of the Contingency Facility.

          (i) to pay any amounts falling due under clause 8.4 in respect of the Working Capital Facility as and when they fall due.

          (j) to pay any Hedging Termination Payments in relation to Hedging Arrangements as and when they fall due in accordance with clause 21.7.

          (k) To pay any other amount in respect of the Secured Money as and when it falls due (other than any amount falling in paragraph
                  (p) below).

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          (l)     To transfer an amount to its Mining Unit Reserve Account in accordance with clause 20.7(c).

          (m) To transfer an amount to its Mine Development Reserve Account in accordance with clause 20.8(c).

          (n) To transfer an amount to its Debt Service Reserve Account in accordance with clause 20.9(c).

          (o) On any Repayment Date, to repay the Term Facility and the Mining Unit Facility by an amount equal to 45% of the balance standing to the credit of its Proceeds Account after making the payments referred to in paragraphs (a) to (n) above (inclusive) and after deducting the Cash Retention Requirement on that date;

          (p)     Subject to clause 20.4, to pay:

                  (i)     amounts falling due under clause 9.1; or

                  (ii) any Hedging Termination Payment which arises as a result of the termination of a Hedging Arrangement due to an amount in (i) above being paid or due to any Undrawn Commitment being cancelled pursuant to clause 3.3.

          (q) Subject to clause 20.4, to pay a Distribution by a Borrower if each of the following conditions is satisfied on the date of such payment:

                  (i) the payment is within 30 Days after a Repayment Date, unless the payment is permitted prior to the Conversion Date under clause 17.1(k)(v) and clause 20.3(a);

                  (ii)    Lock-Up is not in effect;

                  (iii) there is no Event of Default or Potential Event of Default and no Event of Default or Potential Event of Default would occur as a result of such Distribution (other than one the Agent acting in good faith is satisfied relates only to the other Borrower); and

                  (iv) that Borrower's MUR Balance is not less than its Required MUR Amount, its MDR Balance is not less than its Required MDR Amount and the amount standing to the credit of its Debt Service Reserve Account is not less than its Required DSRA Amount.

          Unless otherwise permitted under this Agreement, each Borrower will make no other withdrawals or transfers from its Proceeds Account.

          Each Borrower authorises the Agent to make withdrawals from its Proceeds Account for the payment of any Secured Money owed by that Borrower when due.

          If the amount standing to the credit of a Proceeds Account on any day on which an amount falling in any of the above paragraphs is due is insufficient to pay all the amounts falling within a particular one of the paragraphs in (a) to (q) (inclusive) that are due and payable (but unpaid) on that date, then (subject in any event to the above order of priority) the amount standing to the credit of the Proceeds Account shall be applied pro rata against all such due amounts falling within that paragraph (and no amount may be applied against any amount referred to in any subsequent paragraph).

          Where any amount is transferred by a Borrower between any of that Borrower's Bank Accounts, any currency conversions will be made at the Exchange Rate 2 Business Days before the transfer.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

20.4      CASH RETENTION REQUIREMENT

          A Borrower may only withdraw an amount from its Proceeds Account for any of the purposes referred to in paragraphs (p) or (q) of clause
          20.3 if the balance of its Proceeds Account immediately following such withdrawal (and the payment of all other amounts then due and payable in respect of any of the other purposes specified in clause 20.3) will not be less than its Cash Retention Requirement at that time.

20.5      AUDIT OF PROCEEDS ACCOUNTS

          The Agent may require (and shall require if requested by the Majority Participants) an independent audit of a Borrower's Proceeds Account on a semi-annual basis.

20.6      PROCEEDS OF INSURANCE POLICIES

          (a) Each Borrower will pay the proceeds of all insurance policies received by it in connection with a Casualty Occurrence into its Proceeds Account.

          (b) Following a Casualty Occurrence, each Borrower will promptly prepay all the Principal Outstanding and will pay and satisfy all other Secured Money (and the proceeds standing to the credit of the Proceeds Account may be used for this purpose) unless, within 60 days of the Casualty Occurrence, the Borrowers demonstrate to the reasonable satisfaction of the Agent that:

                  (i) at and from the time of the Casualty Occurrence to the expiration of the Facilities, the Borrowers are and will be able to meet their respective obligations under the Relevant Documents;

                  (ii) the Borrowers have decided to reinstate the affected property to no less a condition than it was in before the Casualty Occurrence;

                  (iii) the Borrowers have received those proceeds and deposited them into the Proceeds Accounts;

                  (iv) those proceeds (together with any other amount deposited by a Borrower or any other person into a Borrower's Proceeds Account) are sufficient for each Borrower to fund its share of the costs expected to be incurred in reinstating the affected property to its previous condition; and

                  (v)     no Event of Default is subsisting.

                  The Agent will (while an Event of Default or Potential Event of Default is subsisting, on the instructions of the Majority Participants, but otherwise, at the direction of the relevant Borrower) make available the proceeds standing to the credit of the Borrower's Proceeds Account, provided that those proceeds shall only be made available to the relevant Borrower at its direction to the extent that they are required to fund the relevant Borrower's share of the costs of the replacement, repair or reimbursement of the affected property and upon production to the Agent of invoices or cost estimates reasonably satisfactory to the Agent for an amount equal to that to be withdrawn from the Proceeds Account.

20.7      MINING UNIT RESERVE ACCOUNTS

          (a)     (Establishment)

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (i) On or before the date of this Agreement, each Borrower will establish in its name a US dollar account with the Agent styled: [Name of Borrower] -Mining Unit Reserve Account.

                  (ii) Each Mining Unit Reserve Account must be opened on terms that only Authorised Officers of the Agent may authorise withdrawals or transfers from the Mining Unit Reserve Account and those Authorised Officers will be the sole signatories to the Mining Unit Reserve Account. The Agent shall cause those Authorised Officers to effect any withdrawal or transfer permitted by this clause.

                  (iii) The Agent will not make nor permit any withdrawals or transfers from the Mining Unit Reserve Account except as permitted by this clause 20.7.

                  (iv) At any time while an Event of Default subsists, each Borrower authorises the Agent to make withdrawals from its Mining Unit Reserve Account and each Sponsor authorises the Security Trustee to make calls on MUR Letters of Credit for the payment of any Secured Money owed by that Borrower or, in the case of a Sponsor, its Relevant Borrower, when due.

          (b)     (Payments into Mining Unit Reserve Account):

                  (i) The Security Trustee shall credit any amounts it receives under any MUR Letter of Credit to the Mining Unit Reserve Account of the Borrower on whose Relevant Sponsor's account such MUR Letter of Credit is issued.

                  (ii) During the Availability Period for the Mining Unit Facility, the Operator may, on behalf of the Borrowers, give a Drawdown Notice requesting a Segment of the Mining Unit Facility and that half of that Segment be paid to each Borrower's Mining Unit Reserve Account.

          (c) (Transfers to Mining Unit Reserve Account) If on the Conversion Date or any Test Date after the Conversion Date a Borrower's MUR Balance is less than its Required MUR Amount, then that Borrower shall promptly transfer from its Proceeds Account to its Mining Unit Reserve Account an amount equal to the lesser of:

                  (i) the amount by which its Required MUR Amount exceeds its MUR Balance on that date; and

                  (ii) the balance (if any) standing to the credit of its Proceeds Account after all of the payments falling in clause 20.3(a) to (k) (inclusive) due to be made on or prior to that date have been made.

          (d) (Calls on Expiring MUR Letters of Credit) If at any time within 30 days prior to the expiry of an MUR Letter of Credit (the Expiring MUR Letter of Credit) a replacement MUR Letter of Credit has not been issued to the Security Trustee which will become effective no later than the expiry of the Expiring MUR Letter of Credit for a face amount of not less than the lesser of:

                  (i) the face amount of the Expiring MUR Letter of Credit at that time less the aggregate at that time of all amounts paid to the Security Trustee under the Expiring MUR Letter of Credit in accordance with paragraph (f); and

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                  (ii)    the amount by which the Required MUR Amount for the
                          Borrower for whose Relevant Sponsor's account the Expiring MUR Letter of Credit is issued would exceed that Borrower's MUR Balance immediately following the expiry of the Expiring MUR Letter of Credit,

                  (such lesser amount, the Relevant Amount), the Agent may instruct the Security Trustee to make a call under the Expiring MUR Letter of Credit in an amount equal to the Relevant Amount.

          (e) (Payments from Mining Unit Reserve Account) A Borrower may only withdraw amounts from its Mining Unit Reserve Account:

                  (i) to apply towards Works Costs relating to the Stage 2 Works to the extent that the same cannot be paid out of that Borrower's Proceeds Account in accordance with clause 20.3; and

                  (ii) to transfer to its Proceeds Account the amount (if any) at any time standing to the credit of its Mining Unit Reserve Account in excess of its Required MUR Amount at that time.

          (f) (Calls on MUR Letters of Credit) If at any time in the Agent's opinion any Project Costs referred to in sub-paragraph (i) of paragraph (e) which are due and payable by a Borrower cannot be paid out of that Borrower's Proceeds Account in accordance with clause 20.3, or its Mining Unit Reserve Account in accordance with paragraph (e), the Agent may instruct the Security Trustee to make a call under any MUR Letters of Credit issued for the account of that Borrower's Relevant Sponsor for an aggregate amount equal to the lesser of:

                  (i)     the unpaid amount of such Project Costs; and

                  (ii) the total amounts available to be called under such MUR Letters of Credit at that time.

          (g) (Release of MUR Letters of Credit) If at any time a Borrower's MUR Balance exceeds its Required MUR Amount the Borrower may, by written notice to the Agent, request that the aggregate amount available to be called under any MUR Letters of Credit issued for the account of its Relevant Sponsor in excess of its Required MUR Amount be reduced by an aggregate amount which is not greater than such excess by releasing outstanding MUR Letters of Credit and, if required, by that Borrower procuring the issue of replacement MUR Letters of Credit in the amount required so that its MUR Balance is equal to its Required MUR Amount. Following receipt of any such notice from a Borrower, the Agent shall instruct the Security Trustee to release such MUR Letters of Credit to the extent of such excess.

20.8      MINE DEVELOPMENT RESERVE ACCOUNTS

          (a)     (Establishment)

                  (i) On or before the date of this Agreement, each Borrower will establish in its name a US dollar account with the Agent styled: [Name of Borrower] -Mine Development Reserve Account.

                  (ii) Each Mine Development Reserve Account must be opened on terms that only Authorised Officers of the Agent may authorise withdrawals or transfers from the

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                          Mine  Development Reserve Account and those Authorised
                          Officers will be the sole signatories to the Mine Development Reserve Account. The Agent shall cause those Authorised Officers to effect any withdrawal or transfer permitted by this clause.

                  (iii) The Agent will not make nor permit any withdrawals or transfers from its Mine Development Reserve Account except as permitted by this clause 20.8.

                  (iv) At any time while an Event of Default subsists, each Borrower authorises the Agent to make withdrawals from its Mine Development Reserve Account and each Sponsor authorises the Security Trustee to make calls on MDR Letters of Credit for the payment of any Secured Money owed by that Borrower or, in the case of a Sponsor, its Relevant Borrower, when due.

          (b) (Payments into Mine Development Reserve Account): The Security Trustee shall credit any amounts it receives under any MDR Letter of Credit to the Mine Development Reserve Account of the Borrower on whose Relevant Sponsor's account such MDR Letter of Credit is issued.

          (c) (Transfers to Mine Development Reserve Account) If on any Test Date after the date which is 364 days prior to the Conversion Date a Borrower's MDR Balance is less than its Required MDR Amount then on that Test Date that Borrower shall transfer from its Proceeds Account to its Mine Development Reserve Account an amount equal to the lesser of:

                  (i) the amount by which its Required MDR Amount exceeds its MDR Balance on that Test Date; and

                  (ii) the balance (if any) standing to the credit of its Proceeds Account after all of the payments falling in clause 20.3(a) to (l) (inclusive) due to be made on or prior to that Test Date have been made.

          (d) (Calls on Expiring MDR Letters of Credit) If at any time within 30 days prior to the expiry of an MDR Letter of Credit (the Expiring MDR Letter of Credit) a replacement MDR Letter of Credit has not been issued to the Security Trustee which will become effective no later than the expiry of the Expiring MDR Letter of Credit for a face amount of not less than the lesser of:

                  (i) the face amount of the Expiring MDR Letter of Credit at that time less the aggregate at that time of all amounts paid to the Security Trustee under the Expiring MDR Letter of Credit in accordance with paragraph (f); and

                  (ii) the amount by which the Required MDR Amount for the Borrower for whose Relevant Sponsor's account the Expiring MDR Letter of Credit is issued would exceed that Borrower's MDR Balance immediately following the expiry of the Expiring MDR Letter of Credit,

                  (such lesser amount, the Relevant Amount), the Agent may instruct the Security Trustee to make a call under the Expiring MDR Letter of Credit in an amount equal to the Relevant Amount.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          (e) (Payments from Mine Development Reserve Account) A Borrower may only withdraw amounts from its Mine Development Reserve
                  Account:

                  (i) to pay capital costs which are Project Costs (other than capital costs in respect of the Stage 2 Works) to the extent that the same cannot be paid out of that Borrower's Proceeds Account in accordance with clause 20.3; and

                  (ii) to transfer to its Proceeds Account the amount (if any) at any time standing to the credit of its Mine Development Reserve Account in excess of its Required MDR Amount at that time.

          (f) (Calls on MDR Letters of Credit) If at any time any time in the Agent's opinion any Projects Costs referred to in sub-paragraph (i) of paragraph (e) which are due and payable by a Borrower cannot be paid out of that Borrower's Proceeds Account in accordance with clause 20.3 or its Mine Development Reserve Account in accordance with paragraph (e), the Agent may instruct the Security Trustee to make a call under any MDR Letters of Credit issued for the account of that Borrower's Relevant Sponsor for an aggregate amount equal to the lesser of:

                  (i)     the unpaid amount of such Project Costs; and

                  (ii) the total amounts available to be called under such MDR Letters of Credit at that time.

          (g) (Release of MDR Letters of Credit) If at any time a Borrower's MDR Balance exceeds its Required MDR Amount the Borrower may, by written notice to the Agent, request that the aggregate amount available to be called under any MDR Letters of Credit issued for the account of its Relevant Sponsor in excess of its Required MDR Amount be reduced by an aggregate amount which is not greater than such excess by releasing outstanding MDR Letters of Credit and, if required, by that Borrower procuring the issue of replacement MDR Letters of Credit in the amount required so that its MDR Balance is equal to its Required MDR Amount. Following receipt of any such notice from a Borrower, the Agent shall instruct the Security Trustee to release such MDR Letters of Credit to the extent of such excess.

20.9      DEBT SERVICE RESERVE ACCOUNTS

          (a) (Establishment) Each Borrower shall, from the date of this Agreement until the Secured Money has been fully and finally paid and repaid, maintain a US dollar account styled [Name of Borrower] - Debt Service Reserve Account with the Agent.

          (b) (Terms) Each Debt Service Reserve Account must be opened on terms that only Authorised Officers of the Agent may authorise withdrawals or transfers from the Debt Service Reserve Account and those Authorised Officers will be the sole signatories to the Debt Service Reserve Account. The Agent shall cause those Authorised Officers to effect any withdrawal or transfer permitted by this clause.

          (c) (Transfers to Debt Service Reserve Accounts) If on any Test Date after the Conversion Date the amount standing to the credit of a Borrower's Debt Service Reserve Account is less than its Required DSRA Amount on that Test Date then that Borrower shall promptly

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  transfer from its Proceeds Account to its Debt Service Reserve Account an amount equal to the lesser of:

                  (i) the amount by which its Required DSRA Amount exceeds the amount standing to the credit of its Debt Service Reserve Account on that Test Date; and

                  (ii) the balance (if any) standing to the credit of its Proceeds Account on that Test Date after all of the payments falling in clause 20.3 (a) to (m) (inclusive) due to be made on or prior to that Repayment Date have been made.

          (d) (Payments from Debt Service Reserve Account) The Agent may apply any balance standing to the credit of a Borrower's Debt Service Reserve Account, to the extent that the same cannot be paid out of that Borrowers' Proceeds Account in accordance with clause 20.3, to pay any Debt Service due and payable by that Borrower in respect of the Term Facility and the Mining Unit Facility pro rata.

20.10     INTEREST ON BANK ACCOUNTS

          Money in a Bank Account will accrue interest at the rate and in the manner which accounts of such type would normally bear. That interest will be paid to the relevant Borrower on each Test Date during the period commencing from the date of this Agreement and ending on the date the relevant Bank Account is closed.

20.11     RESPONSIBILITY OF AGENT

          (a) The Agent is not responsible for the performance by each Borrower of its obligations in relation to any Bank Account, nor is it under any obligation to take any action in relation to any Bank Account which, in the sole discretion of the Agent, may be contrary to any Law or this Agreement.

          (b) The Agent has no duties in relation to any Bank Account except as specified in this Agreement. In that regard, the Agent will not be liable for any error in judgment or any mistake of fact or Law, except for its own fraud, gross negligence or wilful default.

          (c) In particular, the Agent is not concerned or responsible as to the application of funds withdrawn from any Bank Account or whether amounts paid in that application are properly due and payable.

20.12     NATURE OF BANK ACCOUNTS

          (a) The rights of each Borrower in and to its Bank Accounts are personal and incapable of assignment, charging or other dealing, except under the Facility Securities. Each Borrower shall not attempt or purport to deal with any Bank Account other than in accordance with this Agreement.

          (b) The balances in the Bank Accounts are not repayable except as provided in this Agreement.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

21.       HEDGING ARRANGEMENTS

21.1      LIMITATION

          The Borrowers may only enter into interest rate and foreign exchange hedging arrangements secured against the Mortgaged Property in accordance with this clause.

21.2      HEDGING

          (a) Each Borrower undertakes that not less than 2 Business Days prior to the first Drawdown Date of the Term Facility it will in consultation with the Agent implement the Hedging Arrangements in accordance with this Agreement and will maintain the Hedging Arrangements until the final Repayment Date.

          (b) Under the Hedging Arrangements each Borrower must, as a minimum, hedge the Borrower's LIBOR and BBR exposure in relation to the following periods, at the following proportions of the forecast Principal Outstanding:

                  HEDGE PERIOD                         HEDGE PROTECTION
                  ----------------------------------   -------------------------
                  Until the Conversion Date                           95%
                  ----------------------------------   -------------------------
                  After the Conversion Date until
                   the final Repayment Date                           75%
                  ----------------------------------   -------------------------

          (c) Subject to paragraph (d), each Borrower must implement and maintain Hedging Arrangements which, as a minimum, hedge 100% of the Borrower's forecast Australian dollar/US dollar exposure for the succeeding period of 12 months and 50% of the Borrower's forecast Australian dollar/US dollar exposure for the subsequent period of 12 months thereafter.

          (d) The maximum Australian dollar/US dollar exposure a Borrower is required to hedge under paragraph (c) shall not exceed the lesser of:

                  (i) 80% of the amount which is equal to its forecast US dollar revenues less its forecast US dollar liabilities for the relevant period; and

                  (ii) 100% of the amount of its forecast Australian dollar liabilities for the relevant period.

          (e) Each Borrower shall not terminate or do or omit to do anything which would permit the termination of a Hedging Arrangement entered into pursuant to this clause 21.2 prior to its stated maturity without the prior consent of the Agent.

21.3      SECURITY

          (a) Only Hedging Arrangements made available by a Participant or the Working Capital Facility Provider will be secured against the Mortgaged Property.

          (b) No Borrower shall provide any security to Hedging Counterparties which are not Participants in a Project Facility or the Working Capital Facility Provider.

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          (c)     Participants in a Project Facility or the Working Capital
                  Facility Provider who enter into Hedging Arrangements with a Borrower shall share security pari passu with other Participants who are also participants in that Project Facility or the Working Capital Facility Provider and who have entered into Hedging Arrangements with that Borrower.

21.4      DOCUMENTS

          Documents used to implement the Hedging Arrangements under this clause may only be substantially in the form of AFMA ISDA (but made expressly subject to this clause) or in the form agreed by the Agent acting on the instructions of the Majority Participants (that agreement not to be unreasonably withheld).

21.5      RIGHT OF HEDGING COUNTERPARTY TO TERMINATE

          Subject to clauses 21.6, 21.7 and 21.8, if:

          (a) an Event of Default by a Borrower under clause 18.1(a)(i) in relation to a Hedging Arrangement subsists and:

                  (i) the Majority Participants have exercised their rights under clause 18; or

                  (ii) that Event of Default has not been remedied within 10 Business Days of notice to the Agent of its occurrence; or

          (b) an adoption of or a change in Law after the commencement date of a Hedging Arrangement with a Borrower renders it unlawful for any party to that Hedging Arrangement to perform any payment obligation under that Hedging Arrangement with that Borrower, the Hedging Counterparty may, subject to the terms of the Hedging Arrangement, terminate the Hedging Arrangement.

21.6      RIGHT OF PARTICIPANTS TO TERMINATE

          (a) (Material Adverse Effect) Where an Event of Default subsists or a Hedging Counterparty is otherwise entitled to terminate a Hedging Arrangement with a Borrower the Agent may direct that Hedging Counterparty to, subject to the terms of the Hedging Arrangement, terminate that Hedging Arrangement before the termination date of that Hedging Arrangement where not to do so may have a Material Adverse Effect.

          (b) (Rights following acceleration of debt) Subject to clause 1.3, after consultation with the relevant Borrower to the extent that the Agent considers reasonable, the Agent acting on the instructions (if any) of the Majority Participants may direct a Hedging Counterparty to, subject to the terms of the Hedging Arrangement, terminate a Hedging Arrangement with that Borrower before the termination date of that Hedging Arrangement if the Agent or the Majority Participants have exercised the rights under clause 18.5 or, in respect of that Borrower, clause 18.4.

          (c) (Hedging Counterparty bound) The Hedging Counterparty undertakes to comply (or, as applicable, its Related Entity undertakes to procure that it complies) with any direction of the Agent given under paragraphs (a) and (b) above.

21.7      RIGHTS OF HEDGING COUNTERPARTY FOLLOWING TERMINATION OF HEDGE

          (a)     If:

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                  (i)     a Hedging Counterparty has terminated a Hedging
                          Arrangement in accordance with clauses 21.5 or 21.6;
                          and

                  (ii) that Hedging Counterparty is owed an amount by way of close-out in connection with that termination,

                  subject to this Agreement and the ISDA Master Agreement the relevant Borrower shall immediately pay that amount to that Hedging Counterparty.

          (b) The Borrower may not pay and the Hedging Counterparty may not receive the close-out amount referred to in paragraph (a)(ii) other than in accordance with this clause 21.

21.8      RIGHTS GENERALLY

          (a) A Hedging Counterparty may not terminate a Hedging Arrangement save in accordance with this clause 21, except as a result of a voluntary termination by a Borrower which does not result in a breach of this clause 21 and the Approved Hedging Policy.

          (b) If, as a result of the termination of a Hedging Arrangement under this clause 21, a Borrower is required to pay a close-out amount to a Hedging Counterparty, before making that payment it will give the Agent written notice of the date and amount of the payment.

21.9      TERM OF UNDERTAKINGS

          Each undertaking in clause 21 continues from the date of this Agreement until the Secured Money is fully and finally repaid.

22.       INTEREST ON OVERDUE AMOUNTS

22.1      ACCRUAL AND PAYMENT

          (a) (Accrual) Interest accrues on each unpaid amount which is due and payable by an Obligor under or in respect of any Transaction Document (including interest under this clause):

                  (i) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

                  (ii) both before and after judgment (as a separate and independent obligation); and

                  (iii)   at the rate provided in clause 22.2,

                  except where the relevant Transaction Document provides otherwise. Interest so accrued is payable by the Obligor in relation to whom the interest accrued.

          (b) (Payment) Each Obligor shall pay interest accrued and payable by it under this clause on demand by the Agent and on the last Business Day of each nominal month. That interest is payable in the currency of the unpaid amount on which it accrues.

22.2      RATE

          The rate applicable under this clause is the sum of 2% per annum plus the higher of:

          (a) the rate (including the relevant Margin) applicable to the amount immediately before the due date; and

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          (b)     the sum of the relevant Margin and:

                  (i) if the amount is denominated in Australian dollars, for each successive funding period of no more than 3 months selected by the Agent, BBR; or

                  (ii) if the amount is denominated in US dollars, for each successive funding period of no more than 3 months selected by the Agent, LIBOR.

          Interest on amounts in US dollars is calculated on the basis of a year of 360 days. Interest on amounts in Australian dollars is calculated on the basis of a year of 365 days.

23.       FEES

23.1      COMMITMENT FEES

          (a) A commitment fee accrues at 0.50% per annum on the daily amount of the Undrawn Commitment (if any) of each Participant in relation to each Facility from the date of this Agreement or, in the case of the Mining Unit Facility, from the Conversion Date. It is calculated on the basis of a year of 365 days.

          (b) The Borrowers shall pay in US dollars the accrued commitment fee for each Project Facility and in Australian dollars the accrued commitment fee for the Working Capital Facility on each 31 March, 30 June, 30 September and 31 December during the Availability Period for the relevant Facility.

23.2      FRONT END FEE

          The Borrowers will pay to the arranger the Front End Fee at the time specified in the front end fee letter from the Arranger to the Borrowers dated on or about the date of this Agreement by way of a drawdown under the Term Facility.

23.3      AGENCY FEE

          The Borrowers shall pay to the Agent the Agency Fee at the times specified in the agency fee letter from the Agent to the Borrowers dated on or about the date of this Agreement.

23.4      SECURITY TRUSTEE FEE

          The Borrowers shall pay to the Security Trustee the Security Trustee Fee at the times specified in the security trustee fee letter from the Security Trustee to the Borrowers dated on or about the date of this Agreement.

24.       INDEMNITIES

          Each Borrower shall on demand indemnify each Indemnified Party against any loss, cost (including break costs), liability or expense (including legal costs on a full indemnity basis) which the Indemnified Party (or any officer or employee of the Indemnified Party) incurs as a result of or in connection with:

          (a) any Event of Default, Potential Event of Default or breach of a Transaction Document;

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          (b)     the due exercise of any right, power or remedy under any
                  Transaction Document or any failure to exercise any right, power or remedy;

          (c) the Mortgaged Property or the existence of any interest in or control, right, power or remedy with respect to the Mortgaged Property;

          (d) any statement in, conduct relying on or omission or alleged omission from the Specified Information or any claim in respect of the Specified Information;

          (e) a Segment requested in a Drawdown Notice or Selection Notice not being provided for any reason (including failure to fulfil any condition precedent but excluding any default or negligence by the Indemnified Party which is claiming under this clause);

          (f) a Participant or the Working Capital Facility Provider receiving payments of principal in respect of any Segment before the last day of a Funding Period relating to the Segment or any period under clause 10.7 or clause 22.1 for any reason, other than prepayment on the last day of a Funding Period in accordance with this Agreement and default by the Agent; or

          (g) any facsimile transmissions transmitted or purportedly transmitted to a Participant or the Working Capital Facility Provider on behalf of a Borrower or the Operator(excluding any default or negligence by the Indemnified Party which is claiming under this clause).

          Without limitation the indemnity will cover any amount determined by the relevant Participant or the Working Capital Facility Provider to be incurred because of the liquidation or re-employment of deposits or other funds acquired or contracted for by the relevant Participant or the Working Capital Facility Provider to fund or maintain any Segment or amount (including loss of margin) and because of the reversing or termination of any agreement or arrangement entered into by the relevant Participant or the Working Capital Facility Provider to hedge, fix or limit its effective cost of funding or maintaining any Segment or amount. The indemnity of each Borrower in this clause is several (in proportion to its Borrower's Portion, unless an event or circumstance described in paragraphs (a) to (g) relates to one Borrower and not the other, in which case the first Borrower only will indemnify the Indemnified Parties against the relevant loss, cost, liability or expense).

25.       CURRENCY INDEMNITY

25.1      GENERAL

          Each Borrower shall indemnify each Indemnified Party on demand against any deficiency which arises whenever, for any reason (including as a result of a judgment or order):

          (a) that Indemnified Party receives or recovers from that Borrower an amount in one currency (the Payment Currency) in respect of an amount denominated under a Transaction Document in another currency (the Due Currency); and

          (b) the amount actually received or recovered by that Indemnified Party from that Borrower under its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

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25.2      LIQUIDATION

          In the event of the Liquidation (or analogous process) of a Borrower, that Borrower shall indemnify each Indemnified Party on demand against any deficiency resulting from any variation as between:

          (a) the exchange rate actually applied for the purposes of the liquidation (or analogous process) in converting into another currency an amount expressed in one currency due or contingently owing under a Transaction Document or under a judgment or order relating to a Transaction Document; and

          (b) the exchange rate at which that Indemnified Party in accordance with its normal practice would be able to purchase the last-mentioned currency with the first-mentioned currency as at the final date or dates for the filing of proof or other claim in the liquidation (or analogous process) or the nearest available prior date including any premiums and costs of exchange payable in connection with the purchase.

25.3      REIMBURSEMENT

          Where an amount to be reimbursed or indemnified against under a Transaction Document is denominated in a currency other than Australian dollars, if an Indemnified Party so requests, the relevant Borrower shall reimburse or indemnify it against the amount of Australian dollars which that Indemnified Party certifies that it used to buy the relevant amount of the other currency in accordance with its normal procedures. If that Indemnified Party does not so request, the relevant Borrower shall reimburse or indemnify it in that other currency.

26.       CONTROL ACCOUNTS

          The accounts kept by the Agent constitute sufficient evidence, unless proven wrong, of the amount at any time due from the Borrowers under this Agreement.

27.       EXPENSES

          Each Borrower shall on demand reimburse severally, in proportion to its Borrower's Portion (unless the expense relates solely to a particular Borrower, in which case that Borrower shall reimburse the expense in full):

          (a) each Indemnified Party for its reasonable out of pocket expenses in relation to the preparation, negotiation, review, execution, stamping, registration and completion of the Transaction Documents;

          (b)     each Indemnified Party for its expenses in relation to:

                  (i) any subsequent consent, agreement, approval, waiver, amendment, preservation or consideration of rights or remedies under the Transaction Documents;

                  (ii) any actual or contemplated enforcement of the Transaction Documents, or the actual or contemplated exercise, preservation or consideration of any rights, powers or remedies under the Transaction Documents or in relation to the

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                          Mortgaged Property where the Indemnified Party
                          reasonably believes that an Event of Default or Potential Event of Default may have occurred or could occur;

                  (iii) any enquiry by a Government Agency concerning any Relevant Company or the Mortgaged Property or a transaction or activity the subject of the Transaction Documents, or in connection with which, financial accommodation or funds raised under a Transaction Document are used or provided;

                  (iv) any subsequent review or assessment of the Transaction Documents or other relevant documentation or environmental audit or the retention of consultants to evaluate matters of material concern of an Indemnified Party (acting reasonably); and

                  (v)     insurance reviews of the Project.

          This includes legal and accounting costs and expenses on a full indemnity basis, any expenses incurred in any review, insurance audit or environmental audit or in retaining consultants to evaluate matters of material concern to the Indemnified Parties.

28.       STAMP DUTIES, GST AND OTHER TAXES

28.1      STAMP DUTY AND OTHER TAXES

          (a) Each Borrower shall severally, in proportion to its Borrower's Portion, pay or reimburse each Indemnified Party for all stamp, transaction, registration and similar Taxes (including fines and penalties) on or in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment, receipt or other transaction contemplated by any Transaction Document.

          (b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any Indemnified Party by a bank or financial institution.

          (c) Each Borrower shall on demand severally, in proportion to its Borrower's Portion, indemnify each Indemnified Party against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Indemnified Party to pay any Tax after having been put in funds (with all necessary documents) to do so by the Borrower.

28.2      GST

          All payments to be made by a Borrower to an Indemnified Party or by a Participant or the Working Capital Facility Provider to the Agent under or in connection with any Transaction Document have been calculated without regard to GST.

          (a) If all or part of any such payment to an Indemnified Party is the consideration for a taxable supply for GST purposes then, when a Borrower makes the payment:

                  (i) it must pay to the Indemnified Party an additional amount equal to that payment (or part) multiplied by the appropriate rate of GST (currently 10%); and

                  (ii) the Indemnified Party will promptly provide to the Borrower a tax invoice complying with GST Law and reasonably detailed calculations showing how the

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                          amount of GST has been calculated. However, nothing in
                          this sub-paragraph (ii) obliges an Indemnified Party to provide details of its business or tax affairs which it considers in good faith to be confidential.

          (b) Where under any Transaction Document a Borrower is required to reimburse or indemnify for an amount, the Borrower will pay the relevant amount (including any sum in respect of GST) less any GST Input Tax Credit the relevant Indemnified Party is entitled to claim in respect of that amount.

          (c) Where under any Transaction Document a Participant or the Working Capital Facility Provider is required to reimburse or indemnify the Agent for an amount, the Participant or the Working Capital Facility Provider will pay the relevant amount (including any sum in respect of GST) less any GST Input Tax Credit the Agent is entitled to claim in respect of that amount. The Borrower's indemnity to the Agent will include any sum in respect of GST.

29.       SET-OFF

          (a) Each Indemnified Party may apply any credit balance in any currency (whether or not matured) in any account of a Borrower with any branch of that Indemnified Party towards satisfaction of any sum then due and payable by that Borrower to that Indemnified Party under or in relation to any Transaction Document. No Indemnified Party need make the application.

          (b) An Indemnified Party may exchange currencies to make that application.

30.       WAIVERS, REMEDIES CUMULATIVE

          (a) No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

          The rights, powers and remedies provided to the Indemnified Parties in the Transaction Documents are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

31.       SEVERABILITY OF PROVISIONS

          Any provision of any Transaction Document (other than clause 31) which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

32.       SURVIVAL OF REPRESENTATIONS

          All representations and warranties in any Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

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33.       INDEMNITY AND REIMBURSEMENT OBLIGATIONS

          Unless otherwise stated, each indemnity, reimbursement or similar obligation in any Transaction Document:

          (a) is of a continuing nature and is independent of each other obligation;

          (b)     is payable on demand; and

          (c) survives termination or discharge of the relevant Transaction Document.

34.       MORATORIUM LEGISLATION

          To the full extent permitted by law all legislation which at any time directly or indirectly:

          (a) lessens, varies or affects in favour of the Borrowers any obligation under a Transaction Document; or

          (b) delays, prevents or prejudicially affects the exercise by any Indemnified Party of any right, power or remedy conferred by any Transaction Document,

          is excluded from the Transaction Documents.

35.       ASSIGNMENTS

35.1      ASSIGNMENT BY BORROWERS

          A Borrower may only assign or transfer any of its rights or obligations under this Agreement and the other Transaction Documents with the prior written consent of the Agent acting on the instructions of all Participants (such consent not to be unreasonably withheld).

35.2      ASSIGNMENT BY PARTICIPANTS OR THE WORKING CAPITAL FACILITY PROVIDER

          A Participant or the Working Capital Facility Provider may assign or transfer all or any of its rights or obligations under the Transaction Documents at any time if:

          (a)     any necessary prior Authorisation is obtained; and

          (b) in the case of a transfer of obligations, the transfer is effected by a substitution under clause 35.4 and the transferee pays a registration fee of A$2,000 to the Agent.

35.3      CONSENT OF BORROWERS

          (a) The consent of the Borrowers is required for an assignment or transfer by a Participant or the Working Capital Facility Provider unless:

                  (i) the assignment or transfer is to another Participant or a Related Entity of a Participant;

                  (ii)    an Event of Default is subsisting; or

                  (iii) the assignment or transfer is to a securitisation or funding vehicle where the Participant or the Working Capital Facility Provider remains lender of record.

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          (b)     The consent of the Borrowers to an assignment or transfer must not be unreasonably withheld or delayed.

35.4      SUBSTITUTION CERTIFICATES

          (a) If a Participant or the Working Capital Facility Provider wishes to substitute a new bank or financial institution for all or part of its participation under this Agreement, it and the substitute shall execute and deliver to the Agent 4 counterparts of a certificate substantially in the form of annexure D.

          (b) On receipt of the certificate, if the Agent is satisfied that the substitution complies with clause 35.2, it shall promptly:

                  (i)     notify the Operator;

                  (ii) countersign the counterparts on behalf of all other parties to this Agreement;

                  (iii) enter the substitution in a register kept by it (which will be conclusive); and

                  (iv) retain one counterpart and deliver the others to the retiring Participant or the Working Capital Facility Provider, the substitute Participant or the Working Capital Facility Provider and the Operator.

          (c) When the certificate is countersigned by the Agent the retiring Participant or the Working Capital Facility Provider will be relieved of its obligations, and the substitute Participant will be bound by the Transaction Documents, as stated in the certificate.

          (d) Each other party to this Agreement irrevocably authorises the Agent to sign each certificate on its behalf.

          (e) Unless the Agent otherwise agrees, no substitution may be made while any Drawdown Notice or Selection Notice is current.

          (f) The relevant Participant or the Working Capital Facility Provider, as applicable, must pay all costs of the substitution.

 35.5     DISCLOSURE

          A Participant or the Working Capital Facility Provider may disclose to a proposed assignee, transferee or sub-participant information which relates to any Relevant Company or was furnished in connection with the Transaction Documents, provided that such proposed assignee, transferee or sub-participant undertakes to keep that information confidential and not to disclose it except as permitted by clause 39.2.

35.6      NO INCREASED COSTS

          Despite anything to the contrary in this Agreement, if a Participant or the Working Capital Facility Provider assigns its rights under this Agreement or changes its Lending Office, the Borrowers will not be required to pay:

          (a) any net increase in the total amount of costs, Taxes, fees or charges which is a direct result of the assignment or change and of which the Participant or the Working Capital Facility Provider or its assignee was aware or ought reasonably to have been aware on the date of the assignment or change; or

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          (b)     any costs, expenses, Taxes, fees or Charges in respect of the assignment or change.

          For this purpose only, a substitution under clause 35.4 will be regarded as an assignment.

35.7      ASSIGNMENT BY REFERENCE BANK

          If a Participant which is a Reference Bank ceases to be a Participant then, in consultation with the Borrowers, the Agent shall appoint another Participant to replace that Participant as a Reference Bank.

36.       RELATIONSHIP OF PARTICIPANTS TO AGENT AND SECURITY TRUSTEE

36.1      AUTHORITY

          (a) Subject to clause 36.15, the Agent is irrevocably appointed to act as agent for the Participants under and in respect of the Transaction Documents.

          (b) Each of the Agent and the Security Trustee has all rights and powers expressly delegated to it by the Transaction Documents together with all other powers reasonably incidental to those powers.

          (c) Each of the Agent and the Security Trustee has no duties or responsibilities except those expressly set out in the Transaction Documents.

36.2      INSTRUCTIONS; EXTENT OF DISCRETION

          (a) In the exercise of all rights, powers and discretions under the Transaction Documents the Agent shall act in accordance with the instructions (if any) of the Majority Participants or (where so specified) of all Participants.

          (b) In the exercise of all rights, powers and discretions under the Transaction Documents the Security Trustee shall act in accordance with the instructions (if any) of the Agent.

          (c) In the absence of those instructions, neither the Agent nor the Security Trustee need act. However, it may act as it thinks to be in the best interests of the Participants.

          (d) Any action taken by the Agent or the Security Trustee in accordance with the Transaction Documents binds all the Participants.

          (e) Neither the Agent nor the Security Trustee is obliged to consult with the Participants or Hedging Counterparties before giving any consent, approval or agreement or making any determination under the Transaction Documents except where a Transaction Document otherwise expressly provides.

36.3      NO OBLIGATION TO INVESTIGATE AUTHORITY

          (a) The Borrower need not enquire whether any instructions have been given to the Agent by all Participants or the Majority Participants or to the Security Trustee by the Agent or as to the terms of any of those instructions.

          (b) As between the Borrower on the one hand and the Agent, the Security Trustee and the Participants on the other, all action taken by the Agent or the Security Trustee under the Transaction Documents will be taken to be authorised.

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36.4      AGENT AND SECURITY TRUSTEE NOT FIDUCIARIES

          Neither the Agent nor the Security Trustee owes any fiduciary duty to any Participant, any Hedging Counterparty, any Relevant Company or any other person except as expressly provided in a Transaction Document.

36.5      NO LIABILITY

          None of the Agent, the Security Trustee, any Participant which is an underwriter, arranger, lead manager or documentation bank or any of their respective directors, officers, employees, agents, attorneys, Related Entities or successors is responsible to the Participants for, or will be liable to the Participants (whether in negligence or on any other ground whatever) in respect of, any of the following whether before or after the date of this Agreement.

          (a) Any conduct in or relating to any loan proposal, prospectus, offering circular, information memorandum or other information, any document or agreement (including any Relevant Document) or any transaction.

          (b) The value, validity, effectiveness, genuineness, enforceability or sufficiency of any document or agreement (including any Relevant Document) or any transaction.

          (c) Any failure by any Relevant Company to perform its obligations.

          (d) Any action taken or omitted to be taken by it or them under any Transaction Document except in the case of its or their own wilful misconduct or gross negligence.

36.6      DELEGATION

          The Agent and the Security Trustee may employ agents and attorneys.

36.7      RELIANCE ON DOCUMENTS AND EXPERTS

          The Agent and the Security Trustee may rely on:

          (a) any document or communication believed by them to be genuine and correct; and

          (b) advice and statements of lawyers, independent accountants and other experts selected by the Agent or, as the case may be, the Security Trustee.

36.8      NOTICE OF TRANSFER

          The Agent may treat each Participant as the holder of the Participant's rights under the Transaction Documents until the Agent has received a substitution certificate in accordance with this Agreement or another notice of assignment satisfactory to the Agent.

36.9      NOTICE OF DEFAULT

          (a) Neither the Agent nor the Security Trustee will be taken to have knowledge of any fact or information (including the occurrence of an Event of Default) unless:

                  (i) it has received notice from a Participant or a Relevant Company or, in the case of the Security Trustee, the Agent stating that fact or information (and, in the case of an Event of Default or event which could become one, describing it as such); or

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                  (ii)    its officers who have day to day responsibility for
                          the transaction become aware of that fact or information.

          (b) If the Agent becomes aware of an Event of Default or an event which with time, notice or both would be an Event of Default under subparagraph (a)(i) or (a)(ii), it shall notify the Participants.

36.10     AGENT AND SECURITY TRUSTEE AS PARTICIPANT AND BANKER

          (a) Each of the Agent and the Security Trustee may be a Participant in its private or any other capacity. As a Participant, each of the Agent and the Security Trustee has the same rights and powers under the Transaction Documents as any other Participant. It may exercise them as if it were not acting as the Agent or, as the case may be, the Security Trustee.

          (b) Each of the Agent and the Security Trustee may engage in any kind of business with any Relevant Company as if it were not the Agent or, as the case may be, the Security Trustee. It may receive consideration for services in connection with any Transaction Document and otherwise without having to account to the Participants.

36.11     INDEMNITY TO AGENT AND SECURITY TRUSTEE

          (a) Each Participant shall severally indemnify the Agent and the Security Trustee (to the extent not reimbursed by any Relevant Company under any Transaction Document) ratably according to their respective Commitments (or, if nil, in accordance with their respective shares of the Commitments immediately before cancellation) against any loss, cost, liability, expense or damage the Agent or Security Trustee may sustain or incur directly or indirectly under or in relation to the Transaction Documents.

          (b) No Participant is liable under this sub-clause for any of the above to the extent that they arise from the Agent's or, as the case may be, the Security Trustee's own wilful misconduct or gross negligence.

          (c) The Borrowers shall indemnify each Participant on demand against any amount paid under paragraph (a).

36.12     INDEPENDENT INVESTIGATION OF CREDIT

          Each Participant and Hedging Counterparty is responsible for having made and continuing to make, independently and without reliance on the Agent, the Security Trustee or any other Participant:

          (a) its own investigations into the affairs of the Relevant Companies; and

          (b) its own analyses and decisions whether to enter the Transaction Documents or to take or not take action under them.

36.13     NO MONITORING

          Neither the Agent nor the Security Trustee is required to keep itself informed as to the compliance by any party (including any Relevant Company) with any document or agreement (including any Relevant Document) or to inspect any asset of any party.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

36.14     INFORMATION

          (a) The Agent will provide to each Participant a copy of each notice, report and other document given to it under any Transaction Document in sufficient copies for the Participants.

          (b) Each Borrower (on its own behalf and on behalf of each other Relevant Company) authorises the Agent to provide any Participant or Hedging Counterparty with any information concerning any Relevant Company. The Agent is not obliged to do so.

          (c) The Agent need not disclose any information if in the opinion of the Agent (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

36.15     REPLACEMENT OF AGENT AND SECURITY TRUSTEE

          (a) Subject to the appointment of a successor Agent or, as the case may be, Security Trustee as provided in this clause:

                  (i) each of the Agent and the Security Trustee may resign at any time by giving not less than 30 days prior notice to the other Participants and to the Operator; and

                  (ii) the Majority Participants may remove the Agent or the Security Trustee by giving not less than 30 days' prior notice to the Operator and the Agent or, as the case may be, the Security Trustee.

          (b) On notice of resignation or removal the Majority Participants may appoint a successor Agent or, as the case may be, Security Trustee.

          (c) If no successor Agent or, as the case may be, Security Trustee is appointed within 30 days after notice, the retiring Agent or, as the case may be, the Security Trustee may appoint a successor.

          (d) The appointment of the successor Agent or, as the case may be, Security Trustee will be effected by its execution of a deed poll. The retiring Agent or, as the case may be, Security Trustee is authorised to sign that deed poll on behalf of the other parties. On countersignature of that deed poll by the retiring Agent or, as the case may be, Security Trustee, the successor Agent or, as the case may be, Security Trustee will have all the rights, powers and obligations of the retiring Agent or, as the case may be, the Security Trustee. The retiring Agent or, as the case may be, Security Trustee will be discharged from its rights, powers and obligations (other than liabilities preserved under paragraph (f)).

          (e) The retiring Agent or, as the case may be, Security Trustee will execute and deliver all documents or agreements which are necessary or in its opinion desirable to transfer to the successor each Security Interest and Guarantee held by the retiring Agent or, as the case may be, Security Trustee in relation to the Secured Money or to effect the appointment of the successor Agent or, as the case may be, Security Trustee.

          (f) After any retiring Agent's or, as the case may be, Security Trustee's resignation or removal, this clause will continue in effect in respect of anything done or omitted to be done by it while it was acting as Agent or, as the case may be, Security Trustee.

                                                                         Page 91

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

36.16     AMENDMENT OF TRANSACTION DOCUMENTS

          At the request of all the Borrowers, the Agent may, with the approval of 75% of the Participants (by total Commitments), alter the terms and conditions of the Facilities except that each Participant must approve any:

          (a)     reduction in fees or margins;

          (b)     increase in the average life of the Facilities; or

          (c) material release of or material adverse variation in the Facility Securities,

          that would apply to that Participant.

36.17     NO OBLIGATIONS

          Neither the Agent nor the Security Trustee is required to do anything under any Transaction Document (even where instructed by all Participants or the Majority Participants) if it believes that the proceeds of enforcement will not be sufficient to reimburse it for its costs, charges or expenses.

37.       PROPORTIONATE SHARING

37.1      SHARING

          (a) Whenever a Participant (Participant A) receives or recovers any money in respect of any sum due from a Borrower under a Transaction Document in respect of a Project Facility in any way (including by set-off) except through distribution by the Agent under this Agreement:

                  (i) Participant A will promptly notify the Agent and pay an amount equal to the amount of that money to the Agent (unless the Agent directs otherwise); and

                  (ii) the Agent will deal with the amount as if it were a payment on account of all sums then payable to the Participants.

          (b)     Unless paragraph (c) applies:

                  (i) the payment or recovery will be taken to have been a payment for the account of the Agent and not to Participant A for its own account, and the liability of the relevant Borrower to Participant A will only be reduced to the extent of any distribution received by Participant A under paragraph (a)(ii); and

                  (ii) (without limiting sub-paragraph (i)) the relevant Borrower shall indemnify Participant A against a payment under paragraph (a)(i) to the extent that (despite sub-paragraph (i)) its liability has been discharged by the recovery or payment.

          (c)     Where:

                  (i) the money referred to in paragraph (a) was received or recovered otherwise than by payment (for example, set off); and

                  (ii) the relevant Borrower, or the person from whom the receipt or recovery is made, is insolvent at the time of the receipt or recovery, or at the time of the payment to the Agent, or becomes insolvent as a result of the receipt, or recovery or the payment,

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  then the following will apply so that the Participants have the same rights and obligations as if the money had been paid by the relevant Borrower to the Agent for the account of the Participants and distributed accordingly:

                  (iii) each other Participant will assign to Participant A an amount of the debt owed by the relevant Borrower to that Participant under the Transaction Documents in respect of Project Facilities equal to the amount received by that Participant under paragraph (a);

                  (iv) Participant A will be entitled to all rights (including interest and voting rights) under the Transaction Documents in respect of the debt so assigned; and

                  (v) that assignment will take effect automatically on payment of the distributed amount by the Agent to the other Participant.

          (d) If Participant A is required to disgorge or unwind all or part of the relevant recovery or payment then the other Participants shall repay to the Agent for the account of the Participant the amount necessary to ensure that all the Participants share ratably in the amount of the recovery or payment retained. Paragraphs (b) and (c) above apply only to the retained amount.

37.2      REFUSAL TO JOIN IN ACTION

          A Participant who does not accept an invitation to join an action against the Borrower or does not share in the costs of the action (in each case having been given a reasonable opportunity to do so) is not entitled to share in any amount so recovered.

38.       AGENT, BORROWER AND OPERATOR DEALINGS

          Except where expressly provided otherwise:

          (a) all correspondence under or in relation to the Transaction Documents between a Participant on the one hand, and the Borrowers on the other, will be addressed to the Agent and Operator (with a copy to the relevant Borrower if the correspondence relates to the making of a payment by that Borrower);

          (b) subject to paragraph (c), the Participants and the Borrowers severally agree to deal with and through the Agent and the Operator in accordance with this Agreement; and

          (c) in respect of any payment to be made by the Borrowers, the Participants and the Borrowers severally agree to deal with and through the Agent in accordance with this Agreement.

39.       CONFIDENTIALITY

39.1      CONFIDENTIALITY

          Subject to the following sub-clause and without limiting any other confidentiality obligations to which the Participants are subject under any agreement or document in connection with the Project Documents, no Indemnified Party shall disclose any unpublished information or documents supplied

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          by any Relevant Company to be confidential and are not in the public domain.

39.2      PERMITTED DISCLOSURE

          An Indemnified Party may disclose any confidential information or documents:

          (a) in enforcing a Transaction Document, in a proceeding arising out of or in connection with a Transaction Document or to the extent that disclosure is regarded by the Indemnified Party as necessary to protect its interests;

          (b) if required in pursuance of any court procedure for discovery of documents;

          (c) if required under a binding order of a Government Agency or any procedure for discovery in any proceedings;

          (d) if required under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, with which responsible bankers or financial institutions similarly situated would normally comply;

          (e) to an enforcement administrator or receiver appointed in relation to the Mortgaged Property;

          (f) to any Purchaser of the Mortgaged Property after any security in relation to the Mortgaged Property is enforced;

          (g) to a permitted assignee or transferee under the Transaction Documents;

          (h)     as required or permitted by any Transaction Document;

          (i)     to its legal advisers, auditors and its consultants;

          (j)     to a Related Entity of the Indemnified Party;

          (k)     to a potential lender to the Borrowers during any syndication;
                  or

          (l)     with the prior written consent of the relevant Borrower,

          provided that, in the case of disclosure described in paragraph (g) or
          (k), the recipient of the confidential information or documents undertakes to keep the confidential information or documents confidential.

39.3      SURVIVAL OF OBLIGATION

          This clause survives the termination of this Agreement.

40.       NOTICES

          All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Agreement:

          (a) must be in writing signed by an Authorised Officer of the sender; and

          (b) will be taken to be given or made when delivered, received or left at the address or fax number of the recipient shown in schedule 1 or to any other address or fax number which it may have notified the sender, but if delivery or receipt is on a day on which business is not

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  generally carried on in the place to which the communication is sent or is later than 4pm (local time), it will be taken to have been given or made at the commencement of business on the next day on which business is generally carried on in that place.

41.       AUTHORISED OFFICERS

          Each Borrower and the Operator irrevocably authorises each Indemnified Party to rely on a certificate by any person purporting to be its director or secretary as to the identity and signatures of its and the Operator's Authorised Officers. Each Borrower and the Operator warrants that those persons have been authorised to give notices and communications under or relating to the Transaction Documents.

42.       GOVERNING LAW AND JURISDICTION

          (a) (Governing Law) This Agreement is governed by the laws of New South Wales.

          (b) (New South Wales courts) Each Borrower, the Operator, the Marketing Company and each Sponsor agrees for the benefit of the Indemnified Parties that the courts exercising jurisdiction in New South Wales shall have jurisdiction to hear and determine any suit, action or proceedings and to settle any disputes which may arise out of or in connection with the Transaction Documents (respectively, Proceedings and Disputes) and, for such purposes, irrevocably submits to the jurisdiction of such courts.

          (c) (Appropriate forum) Each Borrower, the Operator, the Marketing Company and each Sponsor irrevocably waives any objection which it might now or hereafter have to the courts referred to in clause 42(b) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not an appropriate or convenient forum.

          (d) (Service of process) KMIC agrees that the process by which any Proceedings are begun may be served on it by being delivered to MMC at its address set out in Schedule 1 or any other address in Australia notified by MMC to the Agent under clause 40(b). Consol agrees that the process by which any Proceedings are begun may be served on it by being delivered to CEA at its address set out in Schedule 1 or any other address in Australia notified by CEA to the Agent under clause 40(b). If the appointment by it of the person mentioned in this paragraph (d) ceases to be effective KMIC or, as the case may be, Consol shall immediately appoint a further person in Australia to accept service of process on its behalf in Australia and, failing such appointment within 15 days, the Agent shall be entitled to appoint such a person by notice to KMIC or, as the case may be, Consol. Nothing contained in this Agreement will affect the right to serve process in any other manner permitted by law.

          (e) (Non-exclusive submissions) The submission to the jurisdiction of the courts referred to in clause 42(b) shall not (and shall not be construed so as to) limit the right of the Indemnified Parties to take Proceedings against either Borrower, the Operator, the Marketing Company or either Sponsor in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

          (f) (Waiver of immunity) To the extent that either Borrower, the Operator, the Marketing Company or either Sponsor may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment or other legal processes and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), each Borrower, the Operator, the Marketing Company and each Sponsor irrevocably agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

43.       COUNTERPARTS

          This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

44.       ACKNOWLEDGEMENT BY BORROWERS AND OPERATOR

          The Borrowers and the Operator each confirm that:

          (a) it has not entered into this Agreement in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of any Indemnified Party or any Related Entity of any Indemnified Party (including any advice, warranty, representation or undertaking); and

          (b) neither any Indemnified Party nor any Related Entity of any Indemnified Party is obliged to do anything (including disclose anything or give advice),

          except as expressly set out in the Transaction Documents.

45.       CONSENTS AND OPINIONS

45.1      DISCRETION OF INDEMNIFIED PARTIES

          Except where expressly stated any Indemnified Party may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its rights, powers and remedies, at its absolute discretion.

45.2      LIMITS ON DISCRETION

          Where a Transaction Document provides that a consent, approval or authority may not be unreasonably withheld, it may also not be unreasonably delayed or conditioned.

EXECUTED as an agreement in Sydney.

Each attorney executing this Agreement states that he has no notice of revocation or suspension of his power of attorney.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

THE BORROWERS

Signed for Consol Energy Australia Pty
Limited by its attorney under power of attorney in the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    ---------------------------------------
Print Name                               Print Name

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

Signed for Maitland Main Collieries
Pty Limited by its attorney under
power of attorney in the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    ---------------------------------------
Print Name                               Print Name

THE OPERATOR

Signed for GLENNIES CREEK COAL
MANfAGEMENT PTY LIMITED by its
attorney under power of attorney in
the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    ---------------------------------------
Print Name                               Print Name

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

THE MARKETING COMPANY


Signed for GLENNIES CREEK COAL SALES
PTY LIMITED by its attorney under
power of attorney in the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    ---------------------------------------
Print Name                               Print Name


THE SPONSORS


Signed for Consol Energy Inc by its attorney under power of attorney in the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    ---------------------------------------
Print Name                               Print Name

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

Signed for K-M Investment Corporation
Limited by its attorney under power
of attorney in the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    ---------------------------------------
Print Name                               Print Name


THE AGENT

SIGNED on behalf of AUSTRALIA AND   )
NEW ZEALAND BANKING GROUP           )
LIMITED by its attorney under power )
of attorney in the presence of:     )


-------------------------------------    ---------------------------------------
Witness                                  Signature

-------------------------------------    ---------------------------------------
Print name                               Print name

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

THE SECURITY TRUSTEE

SIGNED on behalf of ANZ CAPEL COURT )
LIMITED by its attorney under power )
of attorney in the presence of:     )


-------------------------------------    ---------------------------------------
Witness                                  Signature


-------------------------------------    ---------------------------------------
Print name                               Print name


THE ARRANGER

SIGNED on behalf of AUSTRALIA AND   )
NEW ZEALAND BANKING GROUP LIMITED   )
by its attorney under power of      )
attorney in the presence of:        )


-------------------------------------    ---------------------------------------
Witness                                  Signature


-------------------------------------    ---------------------------------------
Print name                               Print name

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

THE PARTICIPANTS


SIGNED on behalf of AUSTRALIA AND   )
NEW ZEALAND BANKING GROUP LIMITED   )
by its attorney under power of      )
attorney in the presence of:        )


-------------------------------------    ---------------------------------------
Witness                                  Signature


-------------------------------------    ---------------------------------------
Print name                               Print name


HEDGING COUNTERPARTIES

Signed for Australia and
New Zealand Banking Group Limited
by its attorney under power of
attorney in the presence of:


-------------------------------------    ---------------------------------------
Witness Signature                        Attorney Signature

-------------------------------------    --------------------------------------
Print Name                               Print Name

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

SCHEDULE 1


PARTICIPANTS

          1                          2                          3                           4

                                                                                ADDRESS FOR CORRESPONDENCE
                                                                                   (IF OTHER THAN LENDING
     PARTICIANT               LENDING OFFICE                COMMITMENT                  OFFICE)

Australia and New        Attention: Joseph Franze     Term Facility:            Attention: Joseph Franze
 Zealand Banking Group   Fax: (03) 9273 3670          US$33,000,000             Fax: (03) 9273 3670
 Limited                 Phone: (03) 9273 1114        Contingency Facility:     Phone: (03) 9273 1114
                                                      US$6,411,000
                                                      Mining Unit Facility:*
                                                      US$6,411,000
                                                      Working Capital
                                                       Facility
                                                      A$10,000,000

* Subject to Clause 10.1(b).


BORROWERS

                                      PLACE OF                                     OPTIONAL ADDRESS FOR
            BORROWER                REGISTRATION              ADDRESS                 CORRESPONDENCE
Consol Energy Australia Pty Ltd   New South Wales     Level 24, AMP Place,      Fax:      (07) 3303 8728
(ABN 11 097 238 349)                                   10 Eagle Street,         Phone:    (07) 3303 8718
                                                       Brisbane  Qld  4000

Maitland Main Collieries Pty      New South Wales     C/- AMCI Australia Pty    Fax:      (07) 3220 0805
Ltd                                                    Limited                  Phone:    (07) 3220 0330
(ABN 29 000 021 652)                                  Level 20, AMP Place,
                                                      10 Eagle Street,
                                                      Brisbane  Qld  4000

                                                                             103

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

SPONSORS

                                    PLACE OF                                         OPTIONAL ADDRESS FOR
         SPONSOR                 INCORPORATION              ADDRESS                     CORRESPONDENCE
Consol Energy Inc               Delaware              1800 Washington Road,     Fax:      +412 831 4151
                                                       Pittsburgh, PA 15241,    Attention:  The Treasurer
                                                       USA

K-M Investment Corporation      Delaware              20 Dayton Avenue,         Fax:     +203 625 9231
                                                       Greenwich, CT 06830      Phone:   +203 625 9200
                                                                                Attention:  The Chief Financial
                                                                                             Officer

AGENT AND OPERATOR

AGENT

Address:          Australia and New Zealand Banking Group Limited
                  Level 17, 530 Collins Street
                  Melbourne  VIC  3000

Attention:        The Agent, Glennies Creek Coal Project

Fax:              (03) 9273 1544

Phone:            (03) 9273 1522

OPERATOR

Address:          Glennies Creek Coal Management Pty Limited
                  640 Middle Falbrook Road
                  Singleton  NSW  2330

Attention:        The Mine Manager

Fax:              (02) 6577 3144

Phone:            (02) 6577 4200

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

SCHEDULE 2

FACILITY SECURITIES

The following documents are the Facility Securities.

The Charges.

The following Collateral Securities:

          (a)     the Share Mortgages;

          (b)     the Mining Tenements Mortgages;

          (c)     the Environmental Licences Mortgage;

          (d)     the Real Property Mortgages; and

          (e)     any other Collateral Security.

PROJECT DOCUMENTS

The following documents are Project Documents.

1. Joint Venture Agreement dated 7 December 2001 between the Borrowers and the Operator.

2. CHPP Tolling Agreement dated 30 November 2001 between the Operator, the Borrowers, Toyota Tsusho Mining (Australia) Pty Limited, Dia Coal Mining (Australia) Pty Limited Navidale Pty Limited, Camberwell Coal Pty Limited, RHA Pastoral Company Pty Limited and Namoi Hunter Pty Limited.

3. Management Support Agreement dated 7 December 2001 between the Borrowers and Namoi Hunter Pty Limited.

4. Marketing Agreements dated 7 December 2001 entered into between the Borrowers and the Marketing Company.

5.       Irrevocable Offer - EL5824 from CEA to MMC dated 7 December 2001.

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

SCHEDULE 3

SPECIFIED INFORMATION

1. Glennies Creek Joint Venture Agreement dated 7 December 2001 between Maitland Main Collieries Pty Ltd, Consol Energy Australia Pty Ltd and Glennies Creek Coal Management Pty Ltd

2. Marketing Agreement dated 7 December 2001 between Consol Energy Australia Pty Ltd and Glennies Creek Coal Sales Pty Ltd

3. Marketing Agreement dated 7 December 2001 between Maitland Main Collieries Pty Ltd and Glennies Creek Coal Sales Pty Ltd

4. Management Support Agreement dated 7 December 2001 between Maitland Main Collieries Pty Ltd, Consol Energy Australia Pty Ltd and Namoi Hunter Pty Ltd

5. Irrevocable Offer for EL 5824 dated 7 December 2001 between Maitland Main Collieries Pty Ltd and Consol Energy Australia Pty Ltd

6. Royalty Deed dated 7 December 2001 between Maitland Main Collieries Pty Ltd, Consol Energy Australia Pty Ltd, AMCI Australia Pty Ltd, American Metals & Coal International Inc and Consol Energy Inc

7. Guarantee and Indemnity dated 7 December 2001 between American Metals & Coal International Inc, Namoi Hunter Pty Ltd and Consol Energy Inc

8. Deed of Cross Charge dated 7 December 2001 between Maitland Main Collieries Pty Ltd, Consol Energy Australia Pty Ltd and Glennies Creek Coal Management Pty Ltd

9.        Certificates of Entry of Charge registered with the ASIC on 19
          December 2001

          9.1.    Consol Energy Australia Pty Ltd - Maitland Main Collieries Pty
                  Ltd

          9.2. Consol Energy Australia Pty Ltd - Glennies Creek Coal Management Pty Ltd

          9.3. Maitland Main Collieries Pty Ltd - Glennies Creek Coal Management Pty Ltd

          9.4.    Maitland Main Collieries Pty Ltd - Consol Energy Australia Pty
                  Ltd

10. Endorsement Schedule for Transfer of Coal Lease 382 (1973) from Maitland Main Collieries Pty Ltd to Consol Energy Australia Pty Ltd and Maitland Main Collieries Pty Ltd registered in the Department of Mineral Resources on 8 January 2002

11. Endorsement Schedule for Transfer of Mining Lease 1437 (1992) from Namoi Hunter Pty Ltd and Maitland Main Collieries Pty Ltd to Consol Energy Australia Pty Ltd and Maitland Main Collieries Pty Ltd registered in the Department of Mineral Resources on 8 January 2002

12. Endorsement Schedule for Transfer of Exploration Licence 5824 (1992) from Namoi Hunter Pty Ltd to Consol Energy Australia Pty Ltd registered in the Department of Mineral Resources on 8 January 2002

13. Real Property Certificates of Titles - Consol Energy Australia Pty Ltd and Maitland Main Collieries Pty Ltd as tenants in common in equal shares

          13.1.   Lot 1 DP 799154

          13.2.   Lot 1 DP 606344

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          13.3.   Lot 2 DP 606344

          13.4.   Lot 3 DP 606344

          13.5.   Lot 4 DP 606344

          13.6.   Lot 1 DP 783398

          13.7.   Lot 93 DP 752442

          13.8.   Lot 100 DP 633743

          13.9.   Lot 1 DP 704496

          13.10.  Lot 792 DP 586255

          13.11.  Lot 791 DP 580967

          13.12.  Lot 1 DP 772332

          13.13.  Lot 710 DP 624852

14. Real Property Lease from Consol Energy Australia Pty Ltd and Maitland Main Collieries Pty Ltd to Glennies Creek Coal Sales Pty Ltd commencing 7 December 2001

15.       Certificate of Registration of Glennies Creek Coal Management Pty Ltd

16.       Constitution of Glennies Creek Coal Management Pty Ltd

17.       Certificate of Registration of Glennies Creek Coal Sales Pty Ltd

18.       Constitution of Glennies Creek Coal Sales Pty Ltd

19. Fax from John McKillop, Minter Ellison to Warren Bamford dated 15 May 2002 regarding constitution of Consol Energy Australia Pty Ltd

20.       Certificate of Registration of Consol Energy Australia Pty Ltd

21.       Certificate of Registration of Maitland Main Collieries Pty Ltd

22.       Articles of Association of Maitland Main Collieries Pty Ltd

23.       Certificate of Registration of Namoi Hunter Pty Ltd

24.       Articles of Association of Namoi Hunter Pty Ltd Pty Ltd

25. Correspondence regarding the FIRB approval for the development of Glennies Creek Colliery

          25.1.   Letter from McCullough Robertson dated 21 April 1998

          25.2.   Letter from The Treasury dated 14 May 1998

          25.3.   Letter from The Treasury dated 20 May 1998

26.       Glennies Creek Joint Venture Audited Financial Statements

          26.1.   Completion Accounts for the period 1 April 2001 to 1 December
                  2001

          26.2.   Special Purpose Financial Report for the year ended 31 March
                  2001

          26.3.   Financial Statements for the year ended 31 March 2000

          26.4.   Financial Statements for the year ended 31 March 1999

          26.5. Financial Statements for the period 27 November 1997 to 31 March 1999

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SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

27.       Namoi Hunter Pty Ltd Audited Financial Statements

          27.1.   Special Purpose Financial Report for the year ended 31 March
                  2001

          27.2. Special Purpose Financial Report for the period ended 31 March 2000

          27.3. Special Purpose Financial Report for the period ended 31 March 1999

Ashton Agreements

28. Transfer Deed dated 10 May 2001 between Namoi Hunter Pty Ltd, Maitland Main Collieries Pty Ltd and Ashton Coal Mines Limited

29. Royalty Deed dated 10 May 2001 between Namoi Hunter Pty Ltd, Maitland Main Collieries Pty Ltd and Ashton Coal Mines Limited

30. Letter from White Mining Pty Ltd dated 9 November 2001 regarding Ashton Coal Project

Glendell Agreements

31. Email from Bailey Garcha, Sparke Helmore dated 8 May 2002 to Val Istomin, Enex Resources containing drafts of:

          31.1.   Deed of Agreement for the Land Licence

          31.2.   Deed of Variation for the Agreement MPL343, and

          31.3.   Sub Lease for MPL343

32. Letter from Liddell Coal Operations Pty Ltd dated 1 August 1997 to Maitland Main Collieries Pty Ltd regarding the Glendell Agreements

33. Sub Lease of Part Coal Lease 382 dated 1 August 1997 between Maitland Main Collieries Pty Ltd and Glendell Tenements Pty Ltd

          33.1.   Annexure B - Coal Mining Lease 382

34. Agreement over Part MPL343 dated 1 August 1997 between Maitland Main Collieries Pty Ltd and Glendell Tenements Pty Ltd

          34.1.   Annexure B - Sub Lease of Part Mining Purposes Lease 343

          34.2. Annexure B - Mining Purposes Lease 343 dated 17 June 1996 to Glendell Tenements Pty Ltd

          34.3.   Annexure C - Land Lease

          34.4.   Annexure D - Coal Washing Agreement Terms

35. Letter from NSW Department of Mineral Resources dated 18 March 1998 to Maitland Main Collieries Pty Ltd registering the Sub Lease to Glendell Tenements Pty Ltd

36. MPLA Agreement dated 13 February 1996 between Maitland Main Collieries Pty Ltd, Liddell Coal Operations Pty Ltd and Glendell Tenements Pty Ltd

37. Deed of Release and Indemnity dated 13 February 1995 between Maitland Main Collieries Pty Ltd and Hunter Valley Coal Corporation Pty Ltd

38.       Manager Rules signed by Inspector of Coal Mines 24 April 1999

          38.1. Managers Rules for Cut and Flit Operation for Main West Development Panel signed by District Inspector 15 August 1999

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

39.       Mining Operations Plan

          39.1.   Appendix 1 - Approvals and Licences

          39.2.   Appendix 2 - Highwall Stability Study and Risk Review

          39.3.   Appendix 3 - Archaeological Localities

          39.4.   Appendix 4 - Additional Information

40. Letter from NSW Department of Mineral Resources dated 25 May 1998 containing New Lease Condition

41. Security Certificate by ANZ Banking Group Limited for the Minister for Mineral Resources (NSW) for the sum of $100,000.00 in relation to Mining Lease 1437 (Act 1992) and Coal Lease 382 (Act 1973)

42. Security Certificate by ANZ Banking Group Limited for the Minister for Mineral Resources (NSW) for the sum of $10,000.00 in relation to Exploration Licence 5824 (Act 1992) and Coal Lease 382 (Act 1973)

43.       Mining Lease 1437 (Act 1992) registered on 28 April 1999

44. Endorsement of Sub Lease from Maitland Main Collieries Pty Ltd to Glendell Tenements Pty Ltd for Part of Coal Lease 382 (Act 1973)

45.       Coal Lease 382 (Act 1973) dated 12 November 1991

Camberwell Agreements

46. CHPP Tolling Agreement between Toyota Tsusho Mining (Australia) Pty Ltd, Dia Coal Mining (Australia) Pty Ltd, Navidale Pty Ltd, Camberwell Coal Pty Ltd, RHA Pastoral Company Pty Ltd, Namoi Hunter Pty Ltd, Maitland Collieries Pty Ltd, Glennies Creek Coal Management Pty Ltd and Consol Energy Australia Pty Ltd dated 30 November 2001

47. Camberwell Interest Option Deed between Toyota Tsusho Mining (Australia) Pty Ltd, Dia Coal Mining (Australia) Pty Ltd, Navidale Pty Ltd, Camberwell Coal Pty Ltd, RHA Pastoral Company Pty Ltd, Namoi Hunter Pty Ltd, Maitland Collieries Pty Ltd and Consol Energy Australia Pty Ltd dated 30 November 2001

48. Licence Deed between Toyota Tsusho Mining (Australia) Pty Ltd, Dia Coal Mining (Australia) Pty Ltd, Navidale Pty Ltd, RHA Pastoral Company Pty Ltd, Camberwell Coal Pty Ltd, Namoi Hunter Pty Ltd, Maitland Collieries Pty Ltd, Consol Energy Australia Pty Ltd and Glennies Creek Coal Management Pty Ltd dated 30 November 2001

49. Exclusive Agency Agreement between Namoi Hunter Pty Ltd, Maitland Collieries Pty Ltd and Toyota Tsusho Corporation and Consol Energy Australia Pty Ltd and Glennies Creek Coal Sales Pty Ltd dated 30 November 2001

50. Financier's Deed of Consent between Glennies Creek Coal Management Pty Ltd and Toyota Tsusho Investment (Australia) Pty Ltd dated 30 November 2001

51. Memorandum of Understanding dated 9 May 2000 between Toyota Tsusho Mining Pty Ltd (Australia) Pty Ltd and AMCI Australia Pty Ltd

52.       Stage 1 Environmental Management Plan - December 1998

53. Approval for Modification to Development Consent from the NSW Department of Urban Affairs and Planning dated 18 November 1998

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

54.       Submissions from EPA and DMR regarding the modification application

55. Acknowledgment from the NSW Department of Urban Affairs and Planning dated 26 August 1998 of the application for modification to the development consent

56. Statement of Environmental Effects in Support of a Section 96(2) Application prepared by RW Corkery & Co dated July 1998

57. Environmental Impact Statement Volume 1 Summary prepared by Dames & Moore dated 20 August 1990

58. Environmental Impact Statement Volume 2 Supplementary Studies prepared by Dames & Moore dated 20 August 1990

59. Notice of Modification to Development Consent dated 18 December 2001 for the use of the existing highwall entry in the long term and the transportation of coal to Camberwell

60. Notice of Modification to the Camberwell Development Consent dated 18 December 2001 to allow the upgrade of the Camberwell Coal Handling and Preparation Plant to process coal mined from Glennies Creek and the construction of a coal conveyor between the two sites

61.       1999 Annual Environmental Management Report

62.       Report of Compliance with Development Consent Conditions May 1999

63.       Environmental Protection Authority Licence Number 007622 dated 1 April
          1999

64.       Notice of Approval of Application for Pollution Control dated 9 April
          1999

65.       Air Quality Management Plan Stage One 1999

66.       Noise Management Plan Stage One 1999

67.       Department of Land and Water Conservation Licences:

          67.1.   20SL051622 commencing 1 July 1999

          67.2.   20SL060339 commencing 17 March 1998

          67.3.   20SL060229 commencing 25 February 1997

68. Report on Possible Occurrence of Endangered Flora Species prepared by Geoff Cunningham Natural Consultants Pty Ltd dated June 1998

69. Consent to Destroy National Parks and Wildlife Service Site 37-2-803 and Collection Report dated 2 May 1997 and Aboriginal Archaeological Site Collection on 24 April 1997 by Wonnarua Tribal Council Inc

70. On Site Archaeological Consultation prepared by Peter Dowling, National Heritage Studies Pty Ltd dated January 1991

71.       Copies of title searches undertaken on 20 February 2001

          71.1.   Lot 1 DP 799154

          71.2.   Lot 1 DP 606344

          71.3.   Lot 2 DP 606344

          71.4.   Lot 3 DP 606344

          71.5.   Lot 4 DP 606344

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          71.6.   Lot 1 DP 783398

          71.7.   Lot 93 DP 752442

          71.8.   Lot 100 DP 633743

          71.9.   Lot 1 DP 704496

          71.10.  Lot 792 DP 586255

          71.11.  Lot 791 DP 580967

          71.12.  Lot 1 DP 772332

          71.13.  Lot 710 DP 624852

72. Valuation Report of the Surface Holdings by Dupont Fagan dated 23 September 1996 (note that there was an update to this valuation in early 2001 which was sent 11 June 2002 Item 4)

73. Fax to Lars Lange, Consol Energy dated 22 August 2001 regarding accidents and injuries

74. Glennies Creek Colliery Workers Compensation Insurance Policy with Coal Mines Insurance

75.       Glennies Creek Colliery Certified Agreement 2001

76.       Glennies Creek Colliery Certified Agreement 2000

77.       Various offers of employment for staff

78. Asset Sale Agreement dated 25 October 2001 between Namoi Hunter Pty Ltd and Maitland Main Collieries Pty Ltd and American Metals & Coal International Inc and Consol Energy Australia Pty Ltd and Consol Energy Inc

79. Deed of Termination and Release (Deed of Cross Charge) dated 7 December 2001 between Maitland Main Collieries Pty Ltd and Namoi Hunter Pty Ltd

80. Deed of Termination (Glennies Creek Joint Venture) dated 7 December 2001 between Maitland Main Collieries Pty Ltd and Namoi Hunter Pty Ltd and Namoi Coal Pty Ltd

81. Deed of Rectification dated 24 October 2001 between Maitland Main Collieries Pty Ltd and Namoi Hunter Pty Ltd and Namoi Coal Pty Ltd

82. Glennies Creek Joint Venture Agreement dated 21 November 1997 between Maitland Main Collieries Pty Ltd and Namoi Hunter Pty Ltd and Namoi Coal Pty Ltd

83. Share Sale Agreement relating to the shares in Maitland Main Collieries Pty Ltd dated 9 May 2001 between Tomen Corporation, Tomen Australia Limited, Nippon Oil (Australia) Pty Ltd and Namoi Hunter Pty Ltd and American Metals & Coal International Inc

          83.1. Guaranty Agreement dated 30 April 2001 from American Metals & Coal International Inc in favour of Tomen Corporation and Tomen Australia Limited

          83.2. Guaranty Agreement dated 30 April 2001 from American Metals & Coal International Inc in favour of Nippon Oil (Australia) Pty Ltd

          83.3. Consent of Directors of American Metals & Coal International Inc dated 30 April 2001

          83.4. Opinion of Counsel to Guarantor issued by Paul S Barbery to Tomen Corporation, Tomen Australia Limited and Nippon Oil (Australia) Pty Ltd

          83.5. Deed of Agreement and Acknowledgement dated 9 May 2001 issued by Tomen Corporation, Tomen Australia Limited and Nippon Oil (Australia) Pty Ltd to Maitland Main Collieries Pty Ltd, Namoi Hunter Pty Ltd and Namoi Coal Pty Ltd

84.       Glennies Creek Colliery 2000 Annual Environmental Management Report

85. Letter to Environmental Protection Authority dated 25 February 2002 enclosing the Glennies Creek Colliery Annual Returns for the periods:

          85.1.   31 December 2001 to 29 November 2001

          85.2.   30 November 2001 to 31 December 2001

86. Glennies Creek OH&S Audit Verification Report prepared by WS (Chris) Kelly of Kelly Safety Systems Pty Ltd dated 25 & 26 March 2002

87. Glennies Creek Audit Document - Coal Dust Explosion Prevention and Suppression prepared by Colltraining Pty Ltd dated 29 April 2002

88.       JCB Health Audit Report No. GC001 dated 16 November 2001

89. Statement of Environmental Effects in support of a Section 96(2) Application for the Glennies Creek Coal Mine dated June 2001 prepared by RW Corkery & Co Pty Ltd

90. Statement of Environmental Effects in support of an Application to Modify the Development Consent for the Glennies Creek Coal Mine dated December 2001 prepared by RW Corkery & Co Pty Ltd

91. Sundry correspondence in relation to the proposed modification to the development consent:

          91.1. Fax from Development & Infrastructure Assessment Branch of "planningnsw" dated 29 May 2002 enclosing draft consent conditions

          91.2. Letter to Conservation Planning Unit NSW National Parks and Wildlife Service dated 23 April 2002 enclosing report prepared by Geoff Cunningham National Resources Consultants Pty Ltd

          91.3. Letter to Environmental Protection Authority dated 15 May 2002 enclosing report from Holmes Air Sciences dated 15 May 2002 in relation to potential air quality impacts of the proposed ventilation shaft

92. Air Quality Impact Assessment: Glennies Creek Ventilation Shaft prepared by Holmes Air Sciences dated 19 April 2002

93. The Archaeological Investigation of the Site of a Proposed Ventilation Shaft Facility and a Private Powerline for Glennies creek Colliery prepared by John Appleton, Archaeological Surveys & Reports Pty Ltd dated April 2002

94. Department of Land and Water Conservation Licence 20SL018779 commencing 9 July 1999

95. Sundry correspondence in relation to the Development Consent for Glennies Creek Colliery:

          95.1. Fax from Ray Robinson to Minter Ellison dated 20 July 2001 (20 pages)

          95.2.   Statutory Declaration by Ray Robinson dated 18 July 2001

          95.3. Letter from NSW Department of Mineral Resources dated 23 April 1999

          95.4. Letter from Ray Robinson to Glennies Creek Colliery dated 11 July 2001

          95.5.   Daily Report from Shearer Contracting Pty Ltd for 23 October
                  1996

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          95.6. Letter from Maitland Main Collieries Pty Ltd to Department of Urban Affairs and Planning dated 29 October 1996

96.       Glendell Novation Deed

          96.1. Draft letter to Glencore Coal Australia Pty Ltd in relation to the Deed of Novation

          96.2. Draft Deed of Novation between Maitland Main Collieries Pty Ltd and Consol Energy Australia Pty Ltd and Glendell Tenements Pty Ltd and Liddell Coal Operations Pty Ltd

97. Draft Commercial Terms of the DBT Contract for the supply of the longwall and associated equipment.

98. Electricity Supply Contracts between Glennies Creek Coal Management Pty Ltd and Energy Australia dated 17 December 2001

99. Major Equipment Hire Agreements (to replace hire agreements previously forwarded):

          99.1.   Joy Shuttle Car 15SC RH (number SC10) from Waratah Hire Pty
                  Ltd

          99.2.   Joy Shuttle Car 15SC (number SC01) from Waratah Hire Pty Ltd

          99.3. Joy Shuttle Car 15SC LH (number Q235) from Allied Plant Services Pty Ltd

          99.4. 18 cubic metre Ventilation Fan (number QQ246) from Allied Plant Services Pty Ltd

          99.5.   Wagner Teletram (number 1811) from Allied Plant Services Pty
                  Ltd

          99.6.   Eimco 130 (number 112) from Allied Plant Services Pty Ltd

          99.7.   Eimco 130 (number 119) from Allied Plant Services Pty Ltd

          99.8.   Eimco 130 (number 120) from Allied Plant Services Pty Ltd

          99.9.   Eimco 130 (number 1452) from Allied Plant Services Pty Ltd

          99.10.  Eimco 130 (number 1453) from Allied Plant Services Pty Ltd

          99.11. Driftrunner (Machine 5101) from Specialised Mining Equipment Pty Ltd

          99.12. Driftrunner (Machine 5098) from Specialised Mining Equipment Pty Ltd

          99.13. Driftrunner (Machine 5126) from Specialised Mining Equipment Pty Ltd

          99.14. Driftrunner (Machine 5136) from Specialised Mining Equipment Pty Ltd

          99.15. Driftrunner (Machine 5140) from Specialised Mining Equipment Pty Ltd

          99.16. ARO Series 40 REMLB-AWT Roof Bolter from Hydramatic Engineering Pty Ltd

100.     Joy Documents

          100.1. Letter from Joy Mining Machinery dated 7 November 2000 confirming the supply of three Joy 10SC32BC5 Shuttle Cars

          100.2.  Joy Mining Machinery Invoice no. 1800010003 for
                  AUD1,877,232.50 dated 29 May 2001 and corresponding confirmation of funds transfer

          100.3. Joy Mining Machinery Invoice no. 1800010004 for USD66,708.40 dated 29 May 2001 and corresponding confirmation of funds transfer for AUD127,793.87

          100.4.  Contract summary prepared by Joy (undated)

          100.5. Letter from Joy Mining Machinery dated 18 July 2001 to Peter Ross, Glennies Creek Colliery regarding Shuttle Car Drive Shaft Failure

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          100.6. Fax from Joy Mining Machinery dated 25 July 2002 to the Department of Mineral Resources regarding Shuttle Car Hydraulic Brake System

          100.7. Letter from Peter Ross, Glennies Creek Colliery dated 7 August 2001 to Joy Mining Machinery highlighting shuttle car concerns

          100.8.  Heads of Agreement signed by Joy Mining Machinery (14 November
                  2001) and Peter Ross, Glennies Creek Colliery (23 November
                  2001)

          100.9. Letter from Peter Ross, Glennies Creek Colliery dated 28 December 2001 to Joy Mining Machinery regarding extension to the expiry date of the Heads of Agreement

          100.10. Fax from Joy Mining Machinery dated 8 January 2002 confirming extension

          100.11. Email from Peter Ross, Glennies Creek Colliery dated 6 May 2002 to Mark Finlay, Joy Mining Machinery regarding replacement of shuttle cars and response from Mark Finlay dated 8 May 2002

          100.12. Memo from Peter Ross, Glennies Creek Colliery dated 13 May 2002 to Randall DeBolt, Consol and Keith Ross, AMCI outlining the shuttle car history

          100.13. Minutes of meeting between Joy Mining Machinery and Glennies Creek Colliery dated 13 May 2002

101.      Valuation Report prepared by Dupont Fagan dated 26 February 2001

102.      Draft Deed of Novation for the Ashton Agreements

103. Hire Agreement with Waratah Hire Pty Ltd dated 4 April 2002 for the hire of a Joy 12CM30 Continuous Miner

104. Environmental Impact Statement Volume 3 Figures prepared by Dames & Moore dated 20 August 1990

105. Letter from Namoi Hunter Pty Ltd to Tomen Corporation, Tomen Australia Limited and Nippon Oil (Australia) Pty Ltd dated 30 July 2001

106.      Letter from Tomen Corporation dated 13 August 2001

107.      Letter from Nippon Oil (Australia) Pty Ltd dated 13 August 2001

108. Email from Ken Carnes (AMCI Australia Pty Ltd) to Jiro Kobayashi (Nippon Steel Corporation) dated 25 June 2002 regarding the sale of 30,000 tonnes of coal.

109. Email from Ken Carnes (AMCI Australia Pty Ltd) to Jiro Kobayashi (Nippon Steel Corporation) dated 26 June 2002 confirming the acceptance by Nippon Steel Corporation of 30,000 tonnes of coal.

110.      Camberwell Development Consent dated 21 March 1990

111.      Camberwell Notice of Amendment to Development Consent dated 22 April
          1992

112.      Camberwell Notice of Amendment to Development Consent dated 22
          December 1994

113. Notice from Singleton Shire Council to Camberwell Coal Pty Ltd regarding the Determination of Development Application dated 28 December 1995

114.      DBT Invoices:

          114.1. Cover letter from Tim Clarke - DBT Australia Pty Ltd dated 20 June 2002

          114.2.  Invoices dated 12 June 2002 for 75% Claim as follows:

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          114.2.1. Euro 7,774,953.00 plus 10% GST

          114.2.2. GBP 223,407.00 plus 10% GST

          114.2.3. USD 282,150.00 plus 10% GST

          114.2.4. AUD 3,731,125.00 plus 10% GST

          114.3. Bill of Lading dated 6 June 2002 with Port of Loading Bremerhaven and Port of Discharge Sydney

          114.4. Seaway Bill dated 30 May 2002 with Port of Loading Bremerhaven and Port of Discharge Sydney

          114.5. RBA Exchange Rates used in the determination of Australian dollar equivalent GST

115.      Joy Mining Machinery's Standard Terms and Conditions (revision 4 May
          2001).

116. Notice of modification to development consent granted by the Minister for Planning on 28 June 2002.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ANNEXURE A

DRAWDOWN NOTICE

                             [Operator's Letterhead]

TO:      [Agent]

DRAWDOWN NOTICE NO. [*]

This is an irrevocable notice under clause 5 of the Facility Agreement dated [*] (the Facility Agreement).

(1) The Operator, on behalf of the Borrowers, wishes to draw under Facility or Facilities on [*] (the Drawdown Date). NOTE: Date is to be a Business Day during the Availability Period for the relevant Facility. The Operator represents and warrants that each Borrower has authorised the Operator to give this Drawdown Notice on its behalf.

(2)       The total amount to be drawn for the [*] Facility is [*].

          NOTE: Amount to comply with the limits in clauses 10 and 11.

(3)       Particulars of each Segment of each Facility are as follows:

           BORROWER         FACILITY   AMOUNT   FUNDING PERIOD

           Consol Energy    [*]        [*]      [*]
           Australia Pty
            Limited

           Maitland Main               [*]
           Collieries Pty
            Limited

           [*]              [*]        [*]      [*]

         NOTE: Amounts to comply with clauses 10 and 11. Length of Funding Period to comply with clause 7.

(5) [With respect to the [*] Facility,] please remit on [date] half of the proceeds to account number [*] at [*] and the other half to account number [*] at [*].

          [Note: Must specify Proceeds Account for each Borrower in the same currency as the Segment]

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

          OR

(5) With respect to the Working Capital Facility, please apply on [date] the proceeds to repayment of A$[amount] of Segment(s) which have a Funding Period ending on that date.

(6)       The Operator and each Borrower represents and warrants as follows.

          (a) [(Except as disclosed in paragraph (c) ]the representations and warranties in the Facility Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting.

          (b) [(Except as disclosed in paragraph (c) ]no Event of Default or Potential Event of Default subsists or will result from the drawing.

          [(c) Details of the exceptions to paragraphs (a) and (b) are as follows: [*], and we [have taken|propose] the following remedial action [*].]

          NOTE: Inclusion of a statement under paragraph (c) will not prejudice the conditions precedent in the agreement.

Definitions in the Facility Agreement apply when used in this Drawdown Notice.

On behalf of [GLENNIES CREEK COAL MANAGEMENT PTY] LIMITED, for and on behalf of each Borrower.

By:                                         [Authorised Officer of Operator]

DATED [*]

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ANNEXURE B

SELECTION NOTICE

                             [OPERATOR'S LETTERHEAD]

TO:      [Agent]

SELECTION NOTICE NO. [*]

This is an irrevocable notice under clause 6 of the Facility Agreement dated [*] (the Facility Agreement).

(1) The Borrowers wish to continue [a Segment|Segments] under Project Facility or Project Facilities] on [*] (the Selection Date).

          NOTE: The selection date is to be a Business Day.

(2) Particulars of [each|the] Segment [of each Project Facility ]requested are as follows:

           BORROWER                FACILITY   AMOUNT   FUNDING PERIOD

           Consol Energy           [*]        [*]      [*]
           Australia Pty Limited

           Maitland Main           [*]        [*]      [*]
           Collieries Pty
           Limited

          NOTE: Amounts to comply with clause 10. Length of Funding Periods to comply with clause 7.

(3)       The Operator and each Borrower represents and warrants as follows.

          (a) [(Except as disclosed in paragraph (c) ]the representations and warranties in the Facility Agreement are true as though they had been made at the date of this Selection Notice and the Selection Date specified above in respect of the facts and circumstances then subsisting.

          (b) [Except as disclosed in paragraph (c) ]no Event of Default or Potential Event of Default subsists or will result from the continuation of the [Segment|Segments].

          [(c) Details of the exceptions to paragraphs (a) and (b) are as follows:

                  ([*]; and)

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                  (we [have taken|propose] the following remedial action:)

                  ([*]; [and])]

Definitions in the Facility Agreement apply in this Selection Notice.

On behalf of [GLENNIES CREEK COAL MANAGEMENT PTY] LIMITED, for and on behalf of each Borrower.

By:                                         [Authorised Officer of Operator]

DATED [*]

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ANNEXURE C

VERIFICATION CERTIFICATE

NOTE: To be signed by 2 directors or a director and secretary of the relevant company.

TO: Australia and New Zealand Banking Group Limited for itself and as Agent for the Participants under the Facility Agreement and their respective substitutes and assigns.

SYNDICATED MULTI-OPTION FACILITY FOR GLENNIES CREEK COAL JOINT VENTURE

We are [directors] [a director and a secretary] [the sole director and secretary] of [*] (the Company).

We refer to the Facility Agreement dated [*] (the Facility Agreement) between, among others, the Company and Australia and New Zealand Banking Group Limited .

Definitions in the Facility Agreement apply in this Certificate.

We certify as follows.

1.        Attached are complete copies of the following.

          (a) If the Company has executed any Transaction Document to which it is expressed to be a party under power of attorney, the duly stamped and registered power of attorney under which the Company has executed that Transaction Document (marked A). That power of attorney has not been revoked or suspended by the Company and remains in full force and effect.

          (b) Extracts of minutes of a meeting of the directors of the Company approving execution of each Transaction Document to which it is expressed to be a party and appointing attorneys for that purpose (and, if applicable, appointing Authorised Officers of the Company for the purpose of the Transaction Documents (marked B)). Those resolutions have not been amended, modified or revoked and are in full force and effect.

          (c) The constituent documents for the Company, if they are not already held by the Agent (marked C).

          (d) Where the Company is signing as trustee, documents constituting the trust (marked D).

If any of the documents in paragraph (c) or (d) (if applicable) are already held by the Agent, we confirm that

          (a)     those documents are complete and up-to-date; or

          (b) if there is an attachment marked E, the attachment marked E comprises all subsequent amendments to them.

The following are signatures of the Authorised Officers of the Company and the persons who have been authorised to sign each Transaction Document to which it is expressed to be a party and to give notices and communications under or in connection with the Transaction Documents.

         AUTHORISED OFFICERS

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

       NAME   POSITION   SIGNATURE

       *      *
                         -------------------

       *      *
                         -------------------

       *      *
                         -------------------

The Company is solvent and, taking into consideration the liabilities it will incur under the Transaction Documents, will remain solvent.


----------------------------------------------
[Director| Sole Director and Secretary]

Date:


----------------------------------------------
[Secretary|Director]

Date:

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ANNEXURE D

SUBSTITUTION CERTIFICATE

for a Participation of [*]$[*]

relating to the Syndicated Multi-Option Facility Agreement (the Facility Agreement) dated [*] between Australia and New Zealand Banking Group Limited as Agent and the Borrowers and other parties named in that agreement between:

[*] (the Substitute Participant);

[*] (the Retiring Participant); and

[*] (the Agent) for itself and on behalf of the other parties to the Facility Agreement.

IT IS AGREED as follows.

2.        DEFINITIONS

          In this Certificate definitions in the Facility Agreement and the following definitions apply unless the context requires otherwise.

          [Assigned Drawings means the participation in the Principal Outstanding representing the Substituted Participation.]

          Substituted Participation means the Commitment of the Retiring Participant and the participation in the Principal Outstanding drawn under that Commitment [ in respect of the following Segments:] NOTE:
          To be inserted if only part of participation is being substituted.

         DATE   FACILITY   FUNDING PERIOD   CURRENCY   AMOUNT OF
                                                       PARTICIPATION

         [*]    [*]        [*]              [*]        [*]

         [*]    [*]        [*]              [*]        [*]

          Substitution Date means the date of countersignature of this Certificate by the Agent[ or [*] whichever is the later]. NOTE: Insert any other date or dates as appropriate.

          Clause 1.2 of the Facility Agreement applies to this Certificate.

3.        SUBSTITUTION

3.1       [ASSIGNMENT OF ASSIGNED DRAWINGS

          The Retiring Participant assigns absolutely to the Substitute Participant the Assigned Drawings with effect from and including the Substitution Date.]

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

3.2       RELEASE OF RETIRING PARTICIPANT

          The Retiring Participant will cease to be entitled to and bound by its other rights and obligations as a Participant under the Transaction Documents [relating to the Substituted Participation] NOTE: Insert if only part of commitment assumed with effect from and including the Substitution Date. It will remain entitled to and bound by rights and obligations which accrue up to the Substitution Date including interest and fees payable on or before the Substitution Date.

3.3       ASSUMPTION BY SUBSTITUTE PARTICIPANT

          With effect from and including the Substitution Date:

          (c) the Substitute Participant and each of the parties to the Facility Agreement shall assume obligations towards each other and acquire rights against each other which are identical to those which cease under clause 2.2, except to the extent the obligations and rights relate to the identity of or location of the Substitute Participant and not to the identity of or location of the Retiring Participant; and

          (d) the Substitute Participant will be taken to be a party to the Facility Agreement as a Participant with a Commitment [and participation in the Principal Outstanding] equal to the Substituted Participation.

4.        INDEPENDENT ASSESSMENT BY SUBSTITUTE PARTICIPANT

          Without limiting the generality of clause 2 the Substitute Participant agrees as specified in clauses 36.5 (No Liability) and 36.12 (Independent investigation of credit) of the Facility Agreement. Those clauses apply (subject to any agreement to the contrary) as if references to the Agent included the Retiring Participant. This Certificate is a Transaction Document for the purposes of the Facility Agreement.

5.        PAYMENTS

          From and including the Substitution Date the Agent shall make all payments due under the Transaction Documents in relation to the Substituted Participation to the Substitute Participant. The Retiring Participant and the Substitute Participant will make directly between themselves those payments and adjustments which they agree with respect to accrued interest, fees, costs and other amounts attributable to the Substituted Participation before the Substitution Date.

6.        WARRANTY

          The Retiring Participant and the Substitute Participant severally represent and warrant to the other parties that clause 36.2(a) of the Facility Agreement has been complied with in relation to the Substitute Participant.

7.        NOTICES

          For the purpose of the Facility Agreement the Lending Office and address for correspondence of the Substitute Participant is the address set out below.

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

8.        REGISTRATION FEE

          A registration fee of A$2,000 is payable by the Substitute Participant to the Agent on delivery of this Certificate to the Agent.

9.        LAW

          This Certificate is governed by the laws of [New South Wales].

          Signed by the authorised representatives of the parties [in the Australian Capital Territory|New South Wales|[insert place outside Australia]].

THE RETIRING PARTICIPANT

[*]

by:
    -----------------

THE SUBSTITUTE PARTICIPANT

[*]

by:
    -----------------

[Lending Office][ and address for correspondence]:[*]

[Address for correspondence: [*]]NOTE:  If different from Lending Office.

Countersigned by an authorised representative of the Agent for itself and for the other parties to the Facility Agreement.

THE AGENT

[*]

by: DATED [*]

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ANNEXURE E

REPAYMENT SCHEDULES

PART 1 - TERM FACILITY

                                      % OF BORROWER'S TOTAL TERM PRINCIPAL
                     REPAYMENT DATE                 OUTSTANDING

                     31 March 2006                    10.92%
                   30 September 2006                  11.21%
                     31 March 2007                    11.50%
                   30 September 2007                  11.81%
                     31 March 2008                    12.12%
                   30 September 2008                  12.44%
                     31 March 2009                    30.00%


PART 2 - MINING UNIT FACILITY

                                      % OF BORROWER'S TOTAL MU PRINCIPAL
                     REPAYMENT DATE                 OUTSTANDING

                     31 March 2006                    10.92%
                   30 September 2006                  11.21%
                     31 March 2007                    11.50%
                   30 September 2007                  11.81%
                     31 March 2008                    12.12%
                   30 September 2008                  12.44%
                     31 March 2009                    30.00%

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ANNEXURE F

INITIAL BUDGET

FORECAST OF COAL SALES -  DETAILS

COUNTRY                   US$/TONNE FOB   TONNES TO BE SOLD
Japan                             34.50             225,000
Korea                             34.50              70,000
Taiwan                            34.50              60,000
Brazil                            40.00              70,000
Europe                            40.00             155,000
Domestic                          34.50             125,500
                                                    705,500

Weighted Average  36.25

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

GLENNIES CK OPERATING COSTS - LONGWALL

                                                                  2002
                                                                  APRIL         MAY          JUNE           JULY            AUG
Net Weeks                                                              3             4             5             4               4

Development (Metres)                                                1050          1400          1750          1315             480
Development (Tonnes)                                               23100         30800         38500         28930           10560
Pillar Extraction (Tonnes)
Longwall (Tonnes)                                                      0             0             0             0               0

Total ROM Tonnes                                                   23100         30800         38500         28930           10560
Yield (%)                                                           51.4          51.4          51.4          51.5            52.0
Total Clean Tonnes                                                 11880         15840         19800         14905            5491

LWMoves                                                                                                                          1
LWUnits                                                                              0             0             0               0
CMUnits                                                              1.5           1.5           1.5           1.5             1.5
TotalUnits                                                           1.5           1.5           1.5           1.5             1.5

LABOUR
Number                                                               100           100           107           107             107
Salary                                                                19            19            19            19              19
Wages                                                                 76            76            83            83              83
Casuals                                                                5             5             5             5               5
LabourCost
Salary                      $permonth                             195542        195542        195542        195542          195542
Wages                       $per/man/week       $    2,115        482220        642960        877725        702180          702180
Casuals                     $per/man/week       $    2,000         30000         40000         50000         40000           40000
Total                                                             707762        878502       1123267        937722          937722

Ventilation                                                       31,500        42,000        52,500        39,450          14,400
CleaningExpenses            $perperson          $      100        10,000        10,000        10,700        10,700          10,700
DrillingRods&Bits           $perd'mentmetre     $        7         7,350         9,800        12,250         9,205           3,360
FireFighting                $perd'mentmetre     $        4         4,200         5,600         7,000         5,260           1,920
Fuel/Diesel                 $perUnit            $   15,000        22,500        22,500        22,500        22,500          22,500
Grease&Oils                 $perCMUnit          $   10,000        15,000        15,000        15,000        15,000          15,000
MinerPicks                  $perCMtonne         $     0.20         4,620         6,160         7,700         5,786           2,112

                                                                      SEPT         OCT         NOV           DEC
Net Weeks                                                                   5           4           4             4

Development (Metres)                                                     1250        1000        1000          1000
Development (Tonnes)                                                    27500       22000       22000         22000
Pillar Extraction (Tonnes)
Longwall (Tonnes)                                                      140000      112841       50000        180000

Total ROM Tonnes                                                       167500      134841       72000        202000
Yield (%)                                                                61.4        61.4        59.5          61.3
Total Clean Tonnes                                                     102817       82784       42840        123908

LWMoves                                                                                             1
LWUnits                                                                     1           1           1             1
CMUnits                                                                     1           1           1             1
TotalUnits                                                                  2           2           2             2

LABOUR
Number                                                                    107         107         107           107
Salary                                                                     19          19          19            19
Wages                                                                      83          83          83            83
Casuals                                                                     5           5           5             5
LabourCost
Salary                      $permonth                                  195542      195542      195542        195542
Wages                       $per/man/week       $    2,115             877725      702180      702180        702180
Casuals                     $per/man/week       $    2,000              50000       40000       40000         40000
Total                                                                 1123267      937722      937722        937722

Ventilation                                                            37,500      30,000      80,000        30,000
CleaningExpenses            $perperson          $      100             10,700      10,700      10,700        10,700
DrillingRods&Bits           $perd'mentmetre     $        7              8,750       7,000       7,000         7,000
FireFighting                $perd'mentmetre     $        4              5,000       4,000       4,000         4,000
Fuel/Diesel                 $perUnit            $   15,000             15,000      15,000      15,000        15,000
Grease&Oils                 $perCMUnit          $   10,000             10,000      10,000      10,000        10,000
MinerPicks                  $perCMtonne         $     0.20              5,500       4,400       4,400         4,400

                                                                2003                                   YEM2003
                                                                JAN           FEB           MAR        TOTAL                $/TONNE
Net Weeks                                                             3            4              5            49

Development (Metres)                                                750          285           1250        12,530
Development (Tonnes)                                              16500         6270          27500       275,660
Pillar Extraction (Tonnes)
Longwall (Tonnes)                                                135000       180000         138997       936,838

Total ROM Tonnes                                                 151500       186270         166497     1,212,498
Yield (%)                                                          61.3         62.0           61.0          60.2
Total Clean Tonnes                                                92931       115571         101529       730,296

LWMoves                                                                                                         2
LWUnits                                                               1            1              1
CMUnits                                                               1            1              1
TotalUnits                                                            2            2              2

LABOUR
Number                                                              107          107            107           106
Salary                                                               19           19             19
Wages                                                                83           83             83
Casuals                                                               5            5              5
LabourCost
Salary                      $permonth                            195542       195542         195542     2,346,500
Wages                       $per/man/week       $    2,115       526635       702180         877725     8,498,070
Casuals                     $per/man/week       $    2,000        30000        40000          50000       490,000
Total                                                            752177       937722        1123267    11,334,570           9.35

Ventilation                                                      22,500        8,550         37,500       425,900
CleaningExpenses            $perperson          $      100       10,700       10,700         10,700       127,000
DrillingRods&Bits           $perd'mentmetre     $        7        5,250        1,995          8,750        87,710
FireFighting                $perd'mentmetre     $        4        3,000        1,140          5,000        50,120
Fuel/Diesel                 $perUnit            $   15,000       15,000       15,000         15,000       217,500
Grease&Oils                 $perCMUnit          $   10,000       10,000       10,000         10,000       145,000
MinerPicks                  $perCMtonne         $     0.20        3,300        1,254          5,500        55,132

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                                                                 2002
                                                                 APRIL         MAY           JUNE          JULY            AUG
OtherOperatingSupplies      $perCMUnit          $   40,000        60,000        60,000        60,000        60,000          60,000
RoofSupport-Primary                                              126,000       168,000       210,000       157,800          57,600
SecondaryRoofSupport                                              10,500        14,000        17,500        13,150           4,800
HosesandPipes                                   $   20,000        20,000        20,000        20,000        20,000          20,000
SafetyEquipment             $perperson/month    $   150.00        15,000        15,000        16,050        16,050          16,050
StoneDust                   $perd'mentmetre     $     3.00         3,150         4,200         5,250         3,945           1,440
Tools                       $perperson/month    $      150        15,000        15,000        16,050        16,050          16,050
OPERATINGSUPPLIES                                                344,820       407,260       472,500       394,896         245,932

BeltInstallations           $perd'mentmetre     $       15        15,750        21,000        26,250        19,725          57,200
BeltMaintenance             pertotaltonne       $     0.50        11,550        15,400        19,250        14,465           5,280
ConveyorStructure           pertotaltonne       $     0.10         2,310         3,080         3,850         2,893           1,056
CableRepairs                $perCMUnit/Month    $   10,000        15,000        15,000        15,000        15,000          15,000
DieselEquipment             $perUnit/Month      $   15,000        22,500        22,500        22,500        22,500          22,500
HydraulicHoses/Fittings     $perCMUnit/Month    $    5,000         7,500         7,500         7,500         7,500           7,500
Lighting/Communications     $perd'mentmetre     $        5         5,250         7,000         8,750         6,575           2,400
CMs-Maintenance             $perCMUnit/Month    $   20,000        30,000        30,000        30,000        30,000          30,000
MonitoringEquipment         $perd'mentmetre     $        5         5,250         7,000         8,750         6,575           2,400
OtherElect.Parts            $perd'mentmetre     $       15        15,750        21,000        26,250        19,725           7,200
OtherMech.Parts             $perd'mentmetre     $       15        15,750        21,000        26,250        19,725           7,200
RoofBoltingEquipment        $perd'mentmetre     $       15        15,750        21,000        26,250        19,725           7,200
RubberTyres                 $perCMtonne         $     0.50        11,550        15,400        19,250        14,465           5,280
ShuttleCars                 $perCMUnit/Month    $   10,000        15,000        15,000        15,000        15,000          15,000
Pumping                     $perd'mentmetre     $       15        15,750        21,000        26,250        19,725           7,200
ContractLabourServicing     $perCMtonne         $        3        69,300        92,400       115,500        86,790          31,680
MAINTENANCESUPPLIES                                              273,960       335,280       396,600       320,388         224,096

Maintenance                 perLWtonne          $     1.00             -             -             -             -               -
Emulsion                                                               -             -             -             -               -
Longwall                    perLWmonth          $   22,000                                                                       -
Materials                   perLWtonne          $     0.17             -             -             -             -               -
Shearer                     perLWtonne          $     0.29             -             -             -             -               -
LWMoves                                                                -             -             -             -         550,000
LWMINING                                                               -             -             -             -         550,000

LHDs                        $perCM/Month        $   54,000        18,000        18,000        18,000        18,000          18,000
Buildings                   $perCM/Month        $    4,000         4,000         4,000         4,000         4,000           4,000

                                                                    SEPT              OCT             NOV           DEC
OtherOperatingSupplies      $perCMUnit          $   40,000           40,000            40,000          40,000        40,000
RoofSupport-Primary                                                 150,000           120,000         140,000       120,000
SecondaryRoofSupport                                                 26,500            21,284          15,000        28,000
HosesandPipes                                   $   20,000           20,000            20,000          20,000        20,000
SafetyEquipment             $perperson/month    $   150.00           16,050            16,050          16,050        16,050
StoneDust                   $perd'mentmetre     $     3.00            3,750             3,000           3,000         3,000
Tools                       $perperson/month    $      150           16,050            16,050          16,050        16,050
OPERATINGSUPPLIES                                                   364,800           317,484         381,200       324,200

BeltInstallations           $perd'mentmetre     $       15           18,750            15,000          65,000        15,000
BeltMaintenance             pertotaltonne       $     0.50           83,750            67,421          36,000       101,000
ConveyorStructure           pertotaltonne       $     0.10           16,750            13,484           7,200        20,200
CableRepairs                $perCMUnit/Month    $   10,000           10,000            10,000          10,000        10,000
DieselEquipment             $perUnit/Month      $   15,000           30,000            30,000          30,000        30,000
HydraulicHoses/Fittings     $perCMUnit/Month    $    5,000            5,000             5,000           5,000         5,000
Lighting/Communications     $perd'mentmetre     $        5            6,250             5,000           5,000         5,000
CMs-Maintenance             $perCMUnit/Month    $   20,000           20,000            20,000          20,000        20,000
MonitoringEquipment         $perd'mentmetre     $        5            6,250             5,000           5,000         5,000
OtherElect.Parts            $perd'mentmetre     $       15           18,750            15,000          15,000        15,000
OtherMech.Parts             $perd'mentmetre     $       15           18,750            15,000          15,000        15,000
RoofBoltingEquipment        $perd'mentmetre     $       15           18,750            15,000          15,000        15,000
RubberTyres                 $perCMtonne         $     0.50           13,750            11,000          11,000        11,000
ShuttleCars                 $perCMUnit/Month    $   10,000           10,000            10,000          10,000        10,000
Pumping                     $perd'mentmetre     $       15           18,750            15,000          15,000        15,000
ContractLabourServicing     $perCMtonne         $        3           82,500            66,000          66,000        66,000
MAINTENANCESUPPLIES                                                 378,000           317,905         330,200       358,200

Maintenance                 perLWtonne          $     1.00          140,000           112,841          50,000       180,000
Emulsion                                                             22,000            22,000          22,000        22,000
Longwall                    perLWmonth          $   22,000           22,000            22,000          22,000        22,000
Materials                   perLWtonne          $     0.17           23,800            19,183           8,500        30,600
Shearer                     perLWtonne          $     0.29           40,600            32,724          14,500        52,200
LWMoves                                                                   -                 -         650,000             -
LWMINING                                                            226,400           186,748         745,000       284,800

LHDs                        $perCM/Month        $   54,000           18,000            18,000          18,000        18,000
Buildings                   $perCM/Month        $    4,000            4,000             4,000           4,000         4,000

                                                                 2003                                    YEM2003
                                                                 JAN          FEB            MAR         TOTAL               $/TONNE
OtherOperatingSupplies      $perCMUnit          $   40,000        40,000       40,000         40,000       580,000
RoofSupport-Primary                                               90,000        34,200        150,000     1,523,600
SecondaryRoofSupport                                              21,000       20,850         26,400       218,984
HosesandPipes                                   $   20,000        20,000       20,000         20,000       240,000
SafetyEquipment             $perperson/month    $   150.00        16,050       16,050         16,050
StoneDust                   $perd'mentmetre     $     3.00         2,250          855          3,750        37,590
Tools                       $perperson/month    $      150        16,050       16,050         16,050       190,500
OPERATINGSUPPLIES                                                275,100      196,644        364,700     4,089,536           3.37

BeltInstallations           $perd'mentmetre     $       15        11,250        4,275         18,750       287,950
BeltMaintenance             pertotaltonne       $     0.50        75,750       93,135         83,249       606,249
ConveyorStructure           pertotaltonne       $     0.10        15,150       18,627         16,650       121,250
CableRepairs                $perCMUnit/Month    $   10,000        10,000       10,000         10,000       145,000
DieselEquipment             $perUnit/Month      $   15,000        30,000       30,000         30,000       322,500
HydraulicHoses/Fittings     $perCMUnit/Month    $    5,000         5,000        5,000          5,000        72,500
Lighting/Communications     $perd'mentmetre     $        5         3,750        1,425          6,250        62,650
CMs-Maintenance             $perCMUnit/Month    $   20,000        20,000       20,000         20,000       290,000
MonitoringEquipment         $perd'mentmetre     $        5         3,750        1,425          6,250        62,650
OtherElect.Parts            $perd'mentmetre     $       15        11,250        4,275         18,750       187,950
OtherMech.Parts             $perd'mentmetre     $       15        11,250        4,275         18,750       187,950
RoofBoltingEquipment        $perd'mentmetre     $       15        11,250        4,275         18,750       187,950
RubberTyres                 $perCMtonne         $     0.50         8,250        3,135         13,750       137,830
ShuttleCars                 $perCMUnit/Month    $   10,000        10,000       10,000         10,000       145,000
Pumping                     $perd'mentmetre     $       15        11,250        4,275         18,750       187,950
ContractLabourServicing     $perCMtonne         $        3        49,500       18,810         82,500
MAINTENANCESUPPLIES                                              287,400      232,932        377,398     3,832,359           3.16

Maintenance                 perLWtonne          $     1.00       135,000      180,000        138,997       936,838
Emulsion                                                          22,000       22,000         22,000       154,000
Longwall                    perLWmonth          $   22,000        22,000      22,000          22,000
Materials                   perLWtonne          $     0.17        22,950       30,600         23,629       159,262
Shearer                     perLWtonne          $     0.29        39,150       52,200         40,309       271,683
LWMoves                                                                -            -              -     1,200,000
LWMINING                                                         219,100      284,800        224,936     2,721,783           2.24

LHDs                        $perCM/Month        $   54,000        18,000       18,000         18,000       216,000
Buildings                   $perCM/Month        $    4,000         4,000        4,000          4,000        48,000

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                                                               2002
                                                               APRIL         MAY           JUNE          JULY            AUG
General                     $perCM/Month        $  100,000       200,000       150,000       100,000       100,000         100,000
EQUIPMENTHIRE                                                    222,000       172,000       122,000       122,000         122,000

Power                       $perTotalTonne      $     0.50        23,100        30,800        38,500        28,930          10,560
POWER                                                             23,100        30,800        38,500        28,930          10,560

CivilWorks                  $perMonth           $    5,000         5,000         5,000         5,000         5,000           5,000
Computers                   $perMonth           $    2,000         2,000         2,000         2,000         2,000           2,000
ConsultingServices          $perUnit/Month      $   20,000        30,000        30,000        30,000        30,000          30,000
Entertainment               $perMonth           $    1,000         1,000         1,000         1,000         1,000           1,000
Environment                 $perMonth           $   10,000        10,000        10,000        10,000        10,000          10,000
Freight                     $perUnit/Month      $   20,000        30,000        30,000        30,000        30,000          30,000
MotorVehicles               $perMonth           $    4,000         4,000         4,000         4,000         4,000           4,000
PropertyTaxes               $perMonth           $    3,000         3,000         3,000         3,000         3,000           3,000
SamplingandAnalysis         $pertotalmetre      $    10.00        10,500        14,000        17,500        13,150           4,800
OfficeSupplies              $perCM/Month        $    2,000         3,000         3,000         3,000         3,000           3,000
Telephones                  $perCM/Month        $    2,000         3,000         3,000         3,000         3,000           3,000
Training                    $perperson/month    $      200        20,000        20,000        21,400        21,400          21,400
Accommodation               $perMonth           $    3,000         3,000         3,000         3,000         3,000           3,000
Donations                   $perMonth           $      500           500           500           500           500             500
InterestPaid-Leases         $perMonth           $    6,000         6,000         6,000         6,000         6,000           6,000
Insurance                   $perMonth           $   60,000        60,000        60,000        60,000        60,000          60,000
AMCIBackcharge              $perMonth           $   40,000        40,000        40,000        40,000        40,000          40,000

ADMINISTRATION                                                   231,000       234,500       239,400       235,050         226,700

TOTALMININGCOSTS($)                                            1,802,642     2,058,342     2,392,267     2,038,986       2,317,010

TOTALMININGCOSTS($/t)                                              78.04         66.83         62.14         70.48          219.41

WASHINGCOSTS($/t)
CoalHaulage                 $perTotalTonne      $     1.50          1.25          1.25          1.25          1.25            1.25
AccessFee                   $perMonth           $  142,865          6.18          4.64          3.71          4.94           13.53
WashingCosts                $perTotalTonne      $     2.16          2.75          2.75          2.75          2.75            2.75
Total                                                              10.18          8.64          7.71          8.94           17.53

                                                                  SEPT              OCT             NOV           DEC
General                     $perCM/Month        $  100,000          100,000           100,000         100,000       100,000
EQUIPMENTHIRE                                                       122,000           122,000         122,000       122,000

Power                       $perTotalTonne      $     0.50           83,750            67,421          36,000       101,000
POWER                                                                83,750            67,421          36,000       101,000

CivilWorks                  $perMonth           $    5,000            5,000             5,000           5,000         5,000
Computers                   $perMonth           $    2,000            2,000             2,000           2,000         2,000
ConsultingServices          $perUnit/Month      $   20,000           40,000            40,000          40,000        40,000
Entertainment               $perMonth           $    1,000            1,000             1,000           1,000         1,000
Environment                 $perMonth           $   10,000           10,000            10,000          10,000        10,000
Freight                     $perUnit/Month      $   20,000           40,000            40,000          40,000        40,000
MotorVehicles               $perMonth           $    4,000            4,000             4,000           4,000         4,000
PropertyTaxes               $perMonth           $    3,000            3,000             3,000           3,000         3,000
SamplingandAnalysis         $pertotalmetre      $    10.00           12,500            10,000          10,000        10,000
OfficeSupplies              $perCM/Month        $    2,000            2,000             2,000           2,000         2,000
Telephones                  $perCM/Month        $    2,000            2,000             2,000           2,000         2,000
Training                    $perperson/month    $      200           21,400            21,400          21,400        21,400
Accommodation               $perMonth           $    3,000            3,000             3,000           3,000         3,000
Donations                   $perMonth           $      500              500               500             500           500
InterestPaid-Leases         $perMonth           $    6,000            6,000             6,000           6,000         6,000
Insurance                   $perMonth           $   60,000           60,000            60,000          60,000        60,000
AMCIBackcharge              $perMonth           $   40,000           40,000            40,000          40,000        40,000

ADMINISTRATION                                                      252,400           249,900         249,900       249,900

TOTALMININGCOSTS($)                                               2,550,617         2,199,179       2,802,022     2,377,822

TOTALMININGCOSTS($/t)                                                 15.23             16.31           38.92         11.77

WASHINGCOSTS($/t)
CoalHaulage                 $perTotalTonne      $     1.50             1.50              1.50            1.50          1.50
AccessFee                   $perMonth           $  142,865             0.85              1.06            1.98          0.71
WashingCosts                $perTotalTonne      $     2.16             2.16              2.16            2.16          2.16
Total                                                                  4.51              4.72            5.64          4.37

                                                                 2003                                    YEM2003
                                                                 JAN          FEB            MAR         TOTAL               $/TONNE
General                     $perCM/Month        $  100,000         100,000      100,000        100,000     1,350,000
EQUIPMENTHIRE                                                      122,000      122,000        122,000     1,614,000          1.33

Power                       $perTotalTonne      $     0.50          75,750       93,135         83,249       672,194
POWER                                                               75,750       93,135         83,249       672,194          0.55

CivilWorks                  $perMonth           $    5,000           5,000        5,000          5,000        60,000
Computers                   $perMonth           $    2,000           2,000        2,000          2,000        24,000
ConsultingServices          $perUnit/Month      $   20,000          40,000       40,000         40,000       430,000
Entertainment               $perMonth           $    1,000           1,000        1,000          1,000        12,000
Environment                 $perMonth           $   10,000          10,000       10,000         10,000       120,000
Freight                     $perUnit/Month      $   20,000          40,000       40,000         40,000       430,000
MotorVehicles               $perMonth           $    4,000           4,000        4,000          4,000        48,000
PropertyTaxes               $perMonth           $    3,000           3,000        3,000          3,000        36,000
SamplingandAnalysis         $pertotalmetre      $    10.00           7,500        2,850         12,500       125,300
OfficeSupplies              $perCM/Month        $    2,000           2,000        2,000          2,000        29,000
Telephones                  $perCM/Month        $    2,000           2,000        2,000          2,000        29,000
Training                    $perperson/month    $      200          21,400       21,400         21,400       254,000
Accommodation               $perMonth           $    3,000           3,000        3,000          3,000        36,000
Donations                   $perMonth           $      500             500          500            500         6,000
InterestPaid-Leases         $perMonth           $    6,000           6,000        6,000          6,000        72,000
Insurance                   $perMonth           $   60,000          60,000       60,000         60,000       720,000
AMCIBackcharge              $perMonth           $   40,000          40,000       40,000         40,000       480,000

ADMINISTRATION                                                     247,400      242,750        252,400     2,911,300          2.40

TOTALMININGCOSTS($)                                              1,978,927    2,109,983      2,547,949    27,175,742         22.41
                                                                                                          27,175,742
TOTALMININGCOSTS($/t)                                                13.06        11.33          15.30

WASHINGCOSTS($/t)
CoalHaulage                 $perTotalTonne      $     1.50            1.50         1.50           1.50
AccessFee                   $perMonth           $  142,865            0.94         0.77           0.86
WashingCosts                $perTotalTonne      $     2.16            2.16         2.16           2.16
Total                                                                 4.60         4.43           4.52

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                                                              2002
                                                              APRIL         MAY           JUNE          JULY            AUG
TOTALPRODUCTIONCOSTS($/t)                                          88.22         75.47         69.85         79.42          236.94

YIELD                       %                                      51.43         51.43         51.43         51.52           52.00

YIELDADJUSTMENT($/t)                                              171.54        146.74        135.81        154.15          455.66

OTHERCHARGES
RoyaltyandResearch          $perCleanTonne      $     1.75          1.75          1.75          1.75          1.75            1.75
ManagementFee               $perCleanTonne      $     1.50          1.66          1.66          1.66          1.66            1.66
Total                                                 3.25          3.41          3.41          3.41          3.41            3.41

TRANSPORTCOSTS
RailFreight                 $perCleanTonne      $     3.15          3.15          3.15          3.15          3.15            3.15
PortCosts                   $perCleanTonne      $     3.00          3.00          3.00          3.00          3.00            3.00
SamplingCostsetc.           $perCleanTonne      $     0.30          0.30          0.30          0.30          0.30            0.30
Total                                                               6.45          6.45          6.45          6.45            6.45

TOTALFOBCOSTS($/t)                                                181.40        156.60        145.67        164.01          465.52

TOTALFOBCOSTS($)                                               2,155,043     2,480,589     2,884,360     2,444,534       2,556,258

REVENUE(A$)
ExchangeRate                1$US/1$A                  0.55          0.55          0.55          0.55          0.55            0.55
SellingPrice                $US                      36.25         36.25         36.25         36.25         36.25           36.25
SellingPrice                $A                                     65.92         65.92         65.92         65.92           65.92
Total                                                            783,088     1,044,117     1,305,147       982,485         361,961

PROFIT/(LOSS)                                                 (1,371,955)   (1,436,472)   (1,579,213)   (1,462,049)     (2,194,297)

CumulativeProfit/(Loss)                                       (1,371,955)   (2,808,427)   (4,387,640)   (5,849,689)     (8,043,986)

                                                                 SEPT              OCT             NOV            DEC
TOTALPRODUCTIONCOSTS($/t)                                             19.74             21.03           44.56         16.14

YIELD                   %                                             61.38             61.39           59.50         61.34

YIELDADJUSTMENT($/t)                                                  32.16             34.25           74.89         26.31

OTHERCHARGES
RoyaltyandResearch          $perCleanTonne      $     1.75             1.75              1.75            1.75          1.75
ManagementFee               $perCleanTonne      $     1.50             1.66              1.66            1.66          1.66
Total                                                 3.25             3.41              3.41            3.41          3.41

TRANSPORTCOSTS
RailFreight                 $perCleanTonne      $     3.15             3.15              3.15            3.15          3.15
PortCosts                   $perCleanTonne      $     3.00             3.00              3.00            3.00          3.00
SamplingCostsetc.           $perCleanTonne      $     0.30             0.30              0.30            0.30          0.30
Total                                                                  6.45              6.45            6.45          6.45

TOTALFOBCOSTS($/t)                                                    42.02             44.11           84.75         36.17

TOTALFOBCOSTS($)                                                  4,320,307         3,651,809       3,630,809     4,481,740

REVENUE(A$)
ExchangeRate                1$US/1$A                  0.55             0.55              0.55            0.55          0.55
SellingPrice                $US                      36.25            36.25             36.25           36.25         36.25
SellingPrice                $A                                        65.92             65.92           65.92         65.92
Total                                                             6,777,337         5,456,811       2,823,863     8,167,582

PROFIT/(LOSS)                                                     2,457,030         1,805,002        (806,946)    3,685,842

CumulativeProfit/(Loss)                                          (5,586,956)       (3,781,955)     (4,588,901)     (903,059)

                                                               2003                                     YEM2003
                                                               JAN          FEB           MAR           TOTAL               $/TONNE
TOTALPRODUCTIONCOSTS($/t)                                          17.67        15.75          19.82

YIELD                       %                                      61.34        62.04          60.98

YIELDADJUSTMENT($/t)                                               28.80        25.39          32.51

OTHERCHARGES
RoyaltyandResearch          $perCleanTonne      $     1.75          1.75         1.75           1.75
ManagementFee               $perCleanTonne      $     1.50          1.66         1.66           1.66
Total                                                 3.25          3.41         3.41           3.41

TRANSPORTCOSTS
RailFreight                 $perCleanTonne      $     3.15          3.15         3.15           3.15
PortCosts                   $perCleanTonne      $     3.00          3.00         3.00           3.00
SamplingCostsetc.           $perCleanTonne      $     0.30          0.30         0.30           0.30
Total                                                               6.45         6.45           6.45

TOTALFOBCOSTS($/t)                                                 38.66        35.25          42.37

TOTALFOBCOSTS($)                                               3,592,581    4,074,127      4,301,264    40,573,421          55.56

REVENUE(A$)
ExchangeRate                1$US/1$A                  0.55          0.55         0.55           0.55
SellingPrice                $US                      36.25         36.25        36.25          36.25
SellingPrice                $A                                     65.92        65.92          65.92
Total                                                          6,125,686    7,618,042      6,692,405    48,138,524          65.92
                                                                                                                                -
PROFIT/(LOSS)                                                  2,533,105    3,543,916      2,391,141     7,565,103          10.36

CumulativeProfit/(Loss)                                        1,630,046    5,173,962      7,565,103

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

ASSUMPTIONS

                            YEM
Year                        2003

DEVELOPMENT

CM Units                    1.5 and 1

Metres per Week                   350

LONGWALL

Commences 1 st September, 2002 with all new equipment

Tonnes Per Week                 45000

LW Moves(weeks)                     3

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

GLENNIES CK - LONGWALL MANNING

                                                    2002              2002
                                                    APRIL             JUNE
STAFF
Manager                                                 1                1
Deputy Manager                                          1                1
Production Manager                                      1                1
Engineering Manager                                     1                1
Mech. Engineer                                          1                1
Elect. Engineer                                         1                1
LW Engineer                                             1                1
Safety/Training                                         1                1
Purchasing/Stores                                       1                1
Accountant                                              1                1
Admin. Assistant                                        3                3
Surveyor                                                1                1
Surveyor Assistant                                      1                1
Undermanagers                                           4                4
                     Sub-Total           0             19               19

PLACE MINING CM UNIT
Deputies                                                2                2
Miners                                                 14               10
Tradesman                                               4                4
                     Sub-Total           0             20               16

SECOND CM UNIT
Deputies                                                1
Miners                                                  6
Tradesman                                               2
                     Sub-Total           0              9                0
LW UNIT
Deputies                                                                 2
Miners                                                                  12
Tradesman                                                                4
                     Sub-Total           0              0               18

OUTBYE
Deputies                                                1                4
Miners                                                  3                2
Tradesman                                               2                2
                     Sub-Total           0              6                8

MAINTENANCE
Deputies                                                2                2
Miners                                                 12               12
Tradesman                                               4                4
                     Sub-Total           0             18               18

WEEKEND
Deputies                                                4                4
Miners                                                  9                9
Tradesman                                               6                6
                     Sub-Total           0             19               19

SURFACE
Miners                                                  4                4
Tradesman                                               0                0
                     Sub-Total           0              4                4

                         Total                         76               83

           10% FOR ABSENTEEISM

                   Total Wages                         76               83

                   Grand Total           0             95              102

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

PRODUCTION SCHEDULE FEB 2002

                                                                                                   YEM2003
                            2002
                            APRIL       MAY           JUNE        JULY     AUG           SEPT        OCT         NOV         DEC
Weeks                             4           4           5           4          4           5           4           4           5
A/L                               1                                                                                              1
Net Weeks                         3           4           5           4          4           5           4           4           4
DEVELOPMENT
                            LW2 M/G
Total Metres                   1215         815         315           0
M/month                         300         400         500         315
Tonnes per month               6600        8800       11000        6930
Yield %                          50          50          50          50
Clean tonnes per mth           3300        4400        5500        3465
                                        LW3 M/G
Total Metres                   3730        2730        1480         480          0
M/month                         750        1000        1250        1000        480
Tonnes per month              16500       22000       27500       22000      10560
Yield %                          52          52          52          52         52
Clean tonnes per mth           8580       11440       14300       11440       5491
                                                                           LW4 M/G
Total Metres                                                                  5285        4035        3035        2035        1035
M/month                                                                                   1250        1000        1000        1000
Tonnes per month                                                                         27500       22000       22000       22000
Yield %                                                                                     53          53          53          53
Clean tonnes per mth                                                                     14575       11660       11660       11660

                              2003
                              JAN       FEB           MAR         TOTAL
Weeks                             4           4          5          52
A/L                               1                                  3
Net Weeks                         3           4          5          49
DEVELOPMENT
                                        LW5 M/G
Total Metres                               5417       4167
M/month                                               1250        1515
Tonnes per month                                     27500
Yield %                                                 54
Clean tonnes per mth                                 14850

Total Metres
M/month                                                           4480
Tonnes per month
Yield %
Clean tonnes per mth

Total Metres                    285           0          0
M/month                         750         285                   5285
Tonnes per month              16500        6270          0
Yield %                          53         53
Clean tonnes per mth           8745        3323          0

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson



                                                                                            YEM2003
                             APRIL        MAY        JUNE        JULY        AUG        SEPT        OCT         NOV         DEC

DEV Ms                         1050        1400        1750        1315        480        1250        1000        1000        1000
DEV Ts                        23100       30800       38500       28930      10560       27500       22000       22000       22000
DEV CLEAN Ts                  11880       15840       19800       14905       5491       14575       11660       11660       11660

LW TONNES
                                                                               LW1
Total Tonnes                                                                252841      112841           0
T/month                                                                                 140000      112841
Yield %                                                                                   63.0        63.0
Clean tonnes per mth                                                                     88242       71124
                                                                                                       LW2
Total Tonnes                                                                                        683997      633997      453997
T/month                                                                                                          50000      180000
Yield %                                                                                                           62.4        62.4
Clean tonnes per mth                                                                                             31180      112248

LW TONNES                         0           0           0           0          0      140000      112841       50000      180000
CLEAN TONNES                      0           0           0           0          0       88242       71124       31180      112248

TOTAL ROM                     23100       30800       38500       28930      10560      167500      134841       72000      202000
TOTAL CLEAN                   11880       15840       19800       14905       5491      102817       82784       42840      123908
TOTAL YIELD                    51.4        51.4        51.4        51.5       52.0        61.4        61.4        59.5        61.3

                                  2003
                                  JAN         FEB        MAR        TOTAL
DEV Ms                              750         285       1250       12530
DEV Ts                            16500        6270      27500      275660
DEV CLEAN Ts                       8745        3323      14850      144389

LW TONNES

Total Tonnes
T/month                                                             252841
Yield %
Clean tonnes per mth

Total Tonnes                     318997      138997          0
T/month                          135000      180000     138997      683997
Yield %                            62.4        62.4       62.4
Clean tonnes per mth              84186      112248      86679

LW TONNES                        135000      180000     138997      936838
CLEAN TONNES                      84186      112248      86679      585906

TOTAL ROM                        151500      186270     166497     1212498
TOTAL CLEAN                       92931      115571     101529      730296
TOTAL YIELD                        61.3        62.0       61.0        60.2

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

COSTS DISTRIBUTED - YEM2003
                          APRIL       MAY         JUNE      JULY        AUGUST      SEPT        OCTOBER   NOVEMBER      DECEMBER
Net Weeks                       3          4           5          4           4           5            4          4           4

Development                23,100     30,800      38,500     28,930      10,560      27,500       22,000     22,000      22,000
Tonnes
                                                                                        LW1                     LW2
LW Tonnes                       -          -           -          -           -     140,000      112,841     50,000     180,000

Total Tonnes               23,100     30,800      38,500     28,930      10,560     167,500      134,841     72,000     202,000

LW Mining ($)
Labour                                                                              385,988      308,790    308,790     308,790
Maintenance                                                                         180,600      145,565     64,500     232,200
Materials                                                                            45,800       41,183     30,500      52,600
LW Moves                                                                            550,000            -    650,000           -
                                                                                  1,162,388      495,538  1,053,790     593,590

LW Mining ($/t)
Labour                                                                                 2.76         2.74       6.18        1.72
Maintenance                                                                            1.29         1.29       1.29        1.29
Materials                                                                              0.33         0.36       0.61        0.29
LW Moves                                                                               2.18         2.18       0.95        0.95
                                -          -           -          -           -        6.55         6.57       9.03        4.25

Development Costs ($)
Labour                    298,215    397,620     497,025    397,620     397,620     364,838      291,870    291,870     291,870
Operating Supplies        344,820    407,260     472,500    394,896     245,932     364,800      317,484    381,200     324,200
Maintenance Supplies      273,960    335,280     396,600    320,388     224,096     378,000      317,905    330,200     358,200

                            JANUARY    FEBRUARY      MARCH       TOTAL
Net Weeks                          3          4           5           49

Development                   16,500      6,270      27,500      275,660
Tonnes

LW Tonnes                    135,000    180,000     138,997      936,838

Total Tonnes                 151,500    186,270     166,497    1,212,498

LW Mining ($)
Labour                       231,593    308,790     385,988    2,238,728
Maintenance                  174,150    232,200     179,306    1,208,521
Materials                     44,950     52,600      45,629      313,262
LW Moves                           -          -           -    1,200,000
                             450,693    593,590     610,923    4,960,511

LW Mining ($/t)
Labour                          1.72       1.72        2.78         2.39
Maintenance                     1.29       1.29        1.29         1.29
Materials                       0.33       0.29        0.33         0.33
LW Moves                        0.95       0.95        0.95         1.28
                                4.29       4.25        5.35         5.29

Development Costs ($)
Labour                       218,903    291,870     364,838    4,104,158
Operating Supplies           275,100    196,644     364,700    4,089,536
Maintenance Supplies         287,400    232,932     377,398    3,832,359

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                            APRIL       MAY         JUNE      JULY        AUGUST      SEPT       OCTOBER     NOVEMBER   DECEMBER
Equipment Hire              222,000    172,000     122,000    122,000     122,000     122,000      122,000    122,000     122,000
                          1,138,995  1,312,160   1,488,125  1,234,904     989,648   1,229,638    1,049,259  1,125,270   1,096,270

Development Costs ($/t)
Labour                        12.91      12.91       12.91      13.74       37.65       13.27        13.27      13.27       13.27
Maintenance                   14.93      13.22       12.27      13.65       23.29       13.27        14.43      17.33       14.74
Materials                     11.86      10.89       10.30      11.07       21.22       13.75        14.45      15.01       16.28
Equipment Hire                 9.61       5.58        3.17       4.22       11.55        4.44         5.55       5.55        5.55
                              49.31      42.60       38.65      42.69       93.72       44.71        47.69      51.15       49.83

Services ($)
Labour                      214,005    285,340     430,700    344,560     344,560     176,900      141,520    141,520     141,520
Power                        23,100     30,800      38,500     28,930      10,560      83,750       67,421     36,000     101,000
                            237,105    316,140     469,200    373,490     355,120     260,650      208,941    177,520     242,520

Services ($/t)
Labour                         9.26       9.26       11.19      11.91       32.63        1.06         1.05       1.97        0.70
Power                          1.00       1.00        1.00       1.00        1.00        0.50         0.50       0.50        0.50
                              10.26      10.26       12.19      12.91       33.63        1.56         1.55       2.47        1.20
Overheads ($)
Salaries                    195,542    195,542     195,542    195,542     195,542     195,542      195,542    195,542     195,542
Administration              231,000    234,500     239,400    235,050     226,700     252,400      249,900    249,900     249,900
                            426,542    430,042     434,942    430,592     422,242     447,942      445,442    445,442     445,442

Overheads ($/t)
Salaries                       8.47       6.35        5.08       6.76       18.52        1.17         1.45       2.72        0.97
Administration                10.00       7.61        6.22       8.12       21.47        1.51         1.85       3.47        1.24
                              18.47      13.96       11.30      14.88       39.99        2.67         3.30       6.19        2.21


                          JANUARY    FEBRUARY        MARCH       TOTAL
Equipment Hire            122,000    122,000       122,000    1,614,000
                          903,403    843,446     1,228,935   13,640,052

Development Costs ($/t)
Labour                      13.27      46.55         13.27        14.89
Maintenance                 16.67      31.36         13.26        14.84
Materials                   17.42      37.15         13.72        13.90
Equipment Hire               7.39      19.46          4.44         5.86
                            54.75     134.52         44.69        49.48

Services ($)
Labour                    106,140    141,520       176,900    2,645,185
Power                      75,750     93,135        83,249      672,194
                          181,890    234,655       260,149    3,317,379

Services ($/t)
Labour                       0.70       0.76          1.06         2.18
Power                        0.50       0.50          0.50         0.55
                             1.20       1.26          1.56         2.74
Overheads ($)
Salaries                  195,542    195,542       195,542    2,346,500
Administration            247,400    242,750       252,400    2,911,300
                          442,942    438,292       447,942    5,257,800

Overheads ($/t)
Salaries                     1.29       1.05          1.17         1.94
Administration               1.63       1.30          1.52         2.40
                             2.92       2.35          2.69         4.34

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                          APRIL       MAY         JUNE      JULY        AUGUST      SEPT       OCTOBER     NOVEMBER   DECEMBER
Total ROM Costs ($)     1,802,642  2,058,342   2,392,267  2,038,986   1,767,010   3,100,617    2,199,179  2,802,022   2,377,822

Total ROM Costs ($/t)       78.04      66.83       62.14      70.48      167.33       18.51        16.31      38.92       11.77

                          JANUARY    FEBRUARY      MARCH       TOTAL
Total ROM Costs ($)      1,978,927  2,109,983   2,547,949   27,175,742

Total ROM Costs ($/t)        13.06      11.33       15.30        22.41

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

GLENNIES CREEK COLLIERY - CAPITAL BUDGET -YEM 2003

                                                                                         2002                                 CASH
                                                                                                                              FLOW
        AREA                          ITEM                          EST. $K    WHEN      APRIL    MAY    JUNE   JULY   AUG    SEPT
OPERATIONAL
- DEVELOPMENT
                 Quickdusters x 2                                       35        Apr      35
                 Toolbox sleds/trailers x 5                             44   Apr/May/
                                                                                 June      14     15      15
                 Purchase 4-Boom Bolter (currently hired)              560        Jul                           560
                 Cable handling reeler system (ex Alliance)             15        Apr      15
                 Replace hire development equipment:
                 Transformers                                           70        Apr      70
                 DCBs                                                   50        Apr      50
                 Auxiliary Fans (2)                                    220        Nov
                 Reticulated Cables                                     48        Apr      48
                 Cables -
                 CM, S/Car, etc                                         30        Apr      30
                 HT                                                    158        Apr     158
                 Service Pipes (100 mm ____)                           180
                 1800m/month                                                 Apr/May/      30     20      20
                                                                                  Jun
                 1100m/month                                                  Jul/Aug                            20    20
                 300m/month - (supplement pipes salvaged from LW               Sept -                                          10
                  tailgate)                                                    Mar 03
                 Belt move pods x 6                                     60        May             60
                 Cribroom                                               10        Apr      10
                 Canton stoneduster (ex Alliance)                       10        Apr      10
                 Stonedust sled                                         12        May             12
                 Stonedust handling u/g                                 15        May             15
                 Surface forklift / loader                              90        May             90
                 Road leveller                                          10        Apr      10
                 Electric pump pods (2)                                 80        May             80

                                                                                        2003

        AREA                  ITEM                                    OCT   NOV   DEC    JAN   FEB   MAR
OPERATIONAL
- DEVELOPMENT
                 Quickdusters x 2
                 Toolbox sleds/trailers x 5
                 Purchase 4-Boom Bolter (currently hired)
                 Cable handling reeler system (ex Alliance)
                 Replace hire development equipment:
                 Transformers
                 DCBs
                 Auxiliary Fans (2)                                         220
                 Reticulated Cables
                 Cables -
                 CM, S/Car, etc
                 HT
                 Service Pipes (100 mm ____)
                 1800m/month

                 1100m/month
                 300m/month - (supplement pipes salvaged from LW
                  tailgate)                                            10    10    10     10    10    10
                 Belt move pods x 6
                 Cribroom
                 Canton stoneduster (ex Alliance)
                 Stonedust sled
                 Stonedust handling u/g
                 Surface forklift / loader
                 Road leveller
                 Electric pump pods (2)

SYNDICATED MULTI-OPTION FACILITY AGREEMENT                Allens Arthur Robinson

                                                                                        2002                                 CASH
                                                                                                                             FLOW
   AREA                                 ITEM                      EST. $K      WHEN     APRIL    MAY   JUNE    JULY    AUG   SEPT
                 Air pumps (8)                                          20        Apr      20
                 10-44 gal. dusters for belt road                        8        May              8
                 U/g workshop and diesel bay                           150    Jul/Aug                           100     50

OUTBYE           U/g diesel pod                                         50        May             50
                 Drift Travel Road Upgrade -
                 Drainage machine water pts                             20        Jun                     20
                 Drainage                                               20        Jun                     20
                 Strategic upgrading/concreting                         30        Jun                     30
                 Shotcrete main return 25 c/t area Main West            50        Mar
                 Gopher roofbolts (six ex Alliance)                      5        Apr       5

                 TOTAL                                                2050

                                                                                         2002                                CASH
                                                                                                                             FLOW
  AREA                            ITEM                             EST. $K    WHEN       APRIL   MAY   JUNE    JULY    AUG   SEPT
OPERATIONAL      LONGWALL                                            31000               2600    450   19000   2000    350   6100
LONGWALL

                 ANCILLARIES/SERVICES:
                 Tools/spares sled                                      10        Jul                            10
                 Structure salvage pods/trailers x 3                    30        Aug                                   30
                 Tailgate service pipes salvage trailer                 20        Aug                                   20
                 AFC/BSL Chain boxes                                    20    Jun/Jul                     10     10

                 SPARE LW FACE CABLES:
                 Shearer / tailgate drive / maingate drive             120        Aug                                  120

                 SOLCENIC SUPPLY PIPES:  (50MM __)
                 3000m 2" Victaulic pipe & clamps                       30        Jun                     30
                 Installation contract                                  10        Jun                     10

                                                                                      2003

  AREA                                 ITEM                       OCT    NOV    DEC    JAN    FEB   MAR
                 Air pumps (8)
                 10-44 gal. dusters for belt road
                 U/g workshop and diesel bay

OUTBYE           U/g diesel pod
                 Drift Travel Road Upgrade -
                 Drainage machine water pts
                 Drainage
                 Strategic upgrading/concreting
                 Shotcrete main return 25 c/t area Main West                                         50
                  Gopher roofbolts (six ex Alliance)

                 TOTAL


        AREA                            ITEM
OPERATIONAL      Longwall                                         500
LONGWALL

                 ANCILLARIES/SERVICES:
                 Tools/spares sled
                 Structure salvage pods/trailers x 3
                 Tailgate service pipes salvage trailer
                 AFC/BSL Chain boxes

                 SPARE LW FACE CABLES:
                 Shearer / tailgate drive / maingate drive

                 SOLCENIC SUPPLY PIPES:  (50MM __)
                 3000m 2" Victaulic pipe & clamps
                 Installation contract

                                                                                           2002                             CASH
                                                                                                                            FLOW
        AREA                                    ITEM                 EST. $K      WHEN     APRIL   MAY   JUNE   JULY   AUG   SEPT
                      Mixing station                                       10       Jul                           10
                      Total                                             31250


        AREA                                    ITEM                 EST. $K      WHEN
OPERATIONAL
VENTILATION
                      Review study                                         33    Feb/Mar      33
                      Shaft & Fans                                       5500        Dec                               200    800
                      NE4 overcasts, stoppings, regulator                  35        Mar
                      NE5 overcast excavation                              75        May            75
                      NE5 overcasts, stoppings, regulator                  35        Jul                          35
                      37 c/t excavation                                   150        Aug                               150
                      37 c/t 5psi overcasts                                90        Nov

                      SUB TOTAL                                          5918
CONVEYORS

                      CV003 Magnet                                        120        Apr     120
                      CV003 Tonnage Upgrade                                      Jul/Aug
                      CV003 drivehead                                     560                                    300   260
                      Upgrade longwall gate conveyors                     200                                    100   100
                      Conveyor belt                                       100                                     50    50
                      NE2 LTU and Belt Winder - ex Alliance               150    Jun/Jul                  100     50
                      NE3 LTU  - ex Alliance                              100   Sept/Oct                                       50
                      Conveyor structure 600m/month                       440   Mar/Apr/
                                                                                 May/Jun     110   110    110    110
                      Nil Jul - Mar 03 (maybe allow 100m/mth to           120    Jul/Mar                          15    15     15
                       replace u/s rollers, structure salvaged
                       from LW)
                      SUB TOTAL
                                                                         1790

                                                                                     2003

        AREA                                    ITEM              OCT   NOV    DEC    JAN    FEB   MAR
                      Mixing station
                      Total


        AREA                                    ITEM
OPERATIONAL
VENTILATION
                      Review study
                      Shaft & Fans                                800   1000   1000   1000   700
                      NE4 overcasts, stoppings, regulator                                           35
                      NE5 overcast excavation
                      NE5 overcasts, stoppings, regulator
                      37 c/t excavation
                      37 c/t 5psi overcasts                               90

                      SUB TOTAL
CONVEYORS

                      CV003 Magnet
                      CV003 Tonnage Upgrade
                      CV003 drivehead
                      Upgrade longwall gate conveyors
                      Conveyor belt
                      NE2 LTU and Belt Winder - ex Alliance
                      NE3 LTU  - ex Alliance                       50
                      Conveyor structure 600m/month

                      Nil Jul - Mar 03 (maybe allow 100m/mth to    15     15     15     15    15
                       replace u/s rollers, structure salvaged
                       from LW)
                      SUB TOTAL

                                                                        Page 140

                                                                                    2002                             CASH
                                                                                                                     FLOW
        AREA                                 ITEM              EST. $K     WHEN     APRIL   MAY   JUNE   JULY   AUG   SEPT   OCT
Mobile/Diesel
Equipment &           LHD x 2                                     650       Sept                                      650
Attachments           SMV x 4 @ $150 each                         600       Sept                                      600
                      PJB service vehicle - maintenance            80        May             80
                      Attachments                                  50       Sept                                       50
                      New Surface Utility (Nissan u/s) -
                       routine                                     15        Apr      15
                       replacement 12 mths/24 mths
                      Ballast trailer (purchase/replace
                       hire unit)                                  80        Apr      80
                      QDS Auger - ex Alliance                      15        Apr      15

                      SUB TOTAL                                  1490

 AREA                            ITEM                         EST. $K      WHEN
OPERATIONAL
Pumping
                      Mudskipper (replace hired unit)              13        Apr      13
GENERAL
                      EXPLORATION:
                      Surface boreholes (per Consol) x 3          100        Feb     100
                      Directional longhole from NE5               100     Feb-03
                      Geophysical / Surveyor Computer
                       Model System                                30        May             30
MONITORING            Self Rescuer System                         400        May            400
                      GAS:
                      NE5 Gas Monitoring Points                    10        Jul                           10
                      Upgrade the Citect system                    15        Feb
                      Maihak single point goaf monitoring          15        Oct                                             15
                      Computer/Control Room                        15        Apr      15
                      Portal rapid sealing system                 100        May           100
                      Shotcrete/seal M&M Portal                     5        Apr       5

                      TOTAL                                       803

                                                                              2003
        AREA                                 ITEM                NOV    DEC    JAN    FEB   MAR
Mobile/Diesel
Equipment &           LHD x 2
Attachments           SMV x 4 @ $150 each
                      PJB service vehicle - maintenance
                      Attachments
                      New Surface Utility (Nissan u/s) -
                       routine
                       replacement 12 mths/24 mths
                      Ballast trailer (purchase/replace
                       hire unit)
                      QDS Auger - ex Alliance

                      SUB TOTAL

      AREA                       ITEM
OPERATIONAL
PUMPING
                      Mudskipper (replace hired unit)
GENERAL
                      EXPLORATION:
                      Surface boreholes (per Consol) x 3
                      Directional longhole from NE5                                         100
                      Geophysical / Surveyor Computer
                       Model System
MONITORING            Self Rescuer System
                      GAS:
                      NE5 Gas Monitoring Points
                      Upgrade the Citect system                                              15
                      Maihak single point goaf monitoring
                      Computer/Control Room
                      Portal rapid sealing system
                      Shotcrete/seal M&M Portal

                      TOTAL

                                                                                    2002                                CASH
                                                                                                                        FLOW
       AREA                         ITEM                      EST. $K     WHEN     APRIL    MAY   JUNE    JULY   AUG    SEPT   OCT
CIVIL WORKS
                   Reorganisation of bench / workshop             100        May            100
                   Oil separator                                   20        May             20
                   Store and goods received area                   20        May             20
                   Surface fire water system system upgrade        15        May             15
                   Dams                                            50        Apr      50

                   Water Treatment Plant                           85        Jul                            85

                   Nobles Lane Crossing                           650        Mar

                   SUB TOTAL                                      940
ADMINISTRATION
                   Office upgrade                                  30        Apr      30

                   Computers + software                            20    Ongoing       2      2       2      2      2      2      2

                   Total                                           50
CONTINGENCY 2.5%

           44291                                                                    3693   1752   19367   3467   1367   8277   1392

                                                                             2003

       AREA                        ITEM                        NOV    DEC    JAN   FEB    MAR
CIVIL WORKS
                   Reorganisation of bench / workshop
                   Oil separator
                   Store and goods received area
                   Surface fire water system system upgrade
                   Dams

                   Water Treatment Plant

                   Nobles Lane Crossing                                                    650

                   SUB TOTAL
ADMINISTRATION
                   Office upgrade

                   Computers + software                           2      2      2

                   TOTAL
CONTINGENCY 2.5%

           44291                                               1337   1027   1027   840    745


                                                                        Page 142